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    As filed with the Securities and Exchange Commission on November 30, 1998


                         File Nos. 33-49570 and 811-6742

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 17


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 18


                                  MONARCH FUNDS

                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                               David I. Goldstein

                            Forum Fund Services, LLC

                               Two Portland Square
                              Portland, Maine 04101

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to Rule 485,  paragraph (b)
[X] on December 30, 1998 pursuant to Rule 485,  paragraph (b)
[ ] 60 days after filing  pursuant to Rule 485,  paragraph  (a)(1)
[ ] on  _________________  pursuant to Rule 485, paragraph (a)(1)
[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ] on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Each Fund of the Registrant is structured as a master-feeder fund. This amendment includes a manually executed signature page for the master funds, each a series of Core Trust (Delaware).

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))


            (Treasury Cash Fund, Government Cash Fund and Cash Fund)


                                     PART A


Form N-1A
Item No.
--------                                                          Location in Prospectus
                                                                  ----------------------
Item 1.              Cover Page                                   Cover Page

Item 2.              Synopsis                                     Fund Expenses

Item 3.              Condensed Financial Information              Financial Highlights; Other Information

Item 4.              General Description of Registrant            Cover Page; Investment Objective and Policies;
                                                                  Other Information

Item 5.              Management of the Fund                       Management

Item 5A.             Management's Discussion of Fund Performance  Not Applicable

Item 6.              Capital Stock and Other Securities           Investment Objective and Policies; Distributions
                                                                  and Tax Matters; Other Information; Purchases and
                                                                  Redemptions of Shares

Item 7.              Purchase of Securities Being Offered         Purchases and Redemptions of Shares; Other
                             Information; Management

Item 8.              Redemption or Repurchase                     Purchases and Redemptions of Shares

Item 9.              Pending Legal Proceedings                    Not Applicable


                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))


            (Treasury Cash Fund, Government Cash Fund and Cash Fund)



                                     PART B
Form N-1A
Item No.
--------                                                          Location in Statement of Additional Information
                                                                  -----------------------------------------------
Item 10.             Cover Page                                   Cover Page

Item 11.             Table of Contents                            Cover Page

Item 12.             General Information and History              Management

Item 13.             Investment Objectives and Policies           Investment Policies; Investment Limitations

Item 14.             Management of the Fund                       Management; Other Information

Item 15.             Control Persons and Principal Holders of     Management; Other Information
                     Securities

Item 16.             Investment Advisory and Other Services       Management; Other Information

Item 17.             Brokerage Allocation and Other Practices     Portfolio Transactions

Item 18.             Capital Stock and Other Securities           Other Information

Item 19.             Purchase, Redemption and Pricing of          Other Information; Additional Purchase and
                     Securities Being Offered                     Redemption Information

Item 20.             Tax Status                                   Taxation

Item 21.             Underwriters                                 Management

Item 22.             Calculation of Performance Data              Performance Data

Item 23.             Financial Statements                         Financial Statements


M O N A R C H  F U N D S
================================================================================

UNIVERSAL SHARES

Treasury Cash Fund
Government Cash Fund
Cash Fund
                                   PROSPECTUS

                                January [ ], 1999



This Prospectus offers Universal Shares of Treasury Cash Fund, Government Cash Fund and Cash Fund (each a "Fund" and collectively the "Funds"). Each Fund is a diversified money market portfolio of Monarch Funds (the "Trust"), an open-end, management investment company. Each Fund seeks to provide its shareholders with high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Treasury Cash Fund, Government Cash Fund and Cash Fund each seeks to achieve its investment objective by investing all of its investable assets in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio" and collectively the "Portfolios"), respectively. The Portfolios are separate series of Core Trust (Delaware) ("Core Trust"), an open-end, management investment company. See "Other Information - Fund Structure." Accordingly, each Fund's investment experience will correspond directly with that of the Portfolio in which it invests. Through its corresponding Portfolio:

         TREASURY  CASH  FUND  invests   substantially  all  of  its  assets  in
         obligations of the U.S. Treasury and in repurchase agreements backed by these obligations.

         GOVERNMENT CASH FUND invests substantially all of its assets in high-quality obligations of the U.S. Government, its agencies and instrumentalities and in repurchase agreements backed by these obligations.

         CASH FUND invests in a broad spectrum of high-quality money market instruments.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated January [ ], 1999 ("SAI"), which contains more detailed information about the Trust and the Funds and which is available together with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). The SAI, which is incorporated into the Prospectus by reference, also is available without charge by contacting the Trust's distributor, Forum Fund Services, LLC, at Two Portland Square, Portland, Maine 04101.

________________________________________________________________________________


                                                      TABLE OF CONTENTS

1.   Prospectus Summary............................               5.   Purchases of Shares...........................
2.   Financial Highlights..........................               6.   Redemptions of Shares.........................
3.   Investment Objective and Policies.............               7.   Distributions and Tax Matters.................
4.   Management....................................               8.   Other Information.............................

________________________________________________________________________________

ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND IS NOT ENDORSED OR GUARANTEED BY ANY BANK OR ANY AFFILIATE OF A BANK. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  PROSPECTUS SUMMARY

FUND HIGHLIGHTS

This prospectus offers shares of the Universal class ("Universal Shares") of each of the Funds. The Funds operate in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.


MANAGEMENT. Forum Administrative Services, LLC ("Forum") supervises the overall management of the Funds and the Portfolios. Forum Fund Services, LLC ("FFS") is the distributor of the Funds' shares. Forum Investment Advisors, LLC (the "Adviser") is the investment adviser of each Portfolio and provides professional management of the Portfolios' investments. The Trust's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC See "Management" for a description of the services provided and fees charged to the Funds.


PURCHASES AND REDEMPTIONS. The minimum initial investment in Universal Shares is $1,000,000. Universal Shares may be purchased and redeemed Monday through Friday, between the hours of 5:00 a.m. and 3:00 p.m., Pacific time, except on Federal holidays and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). To be eligible to receive that days' income, purchase orders must be received by the Transfer Agent in good order no later than 11:00 a.m., Pacific time. Shareholders may elect to have redemptions of over $5,000 redeemed by bank wire to a designated bank account. To be able to receive redemption proceeds by wire on the day of the redemption, redemption orders must be received by the transfer agent in good order no later than 11:00 a.m., Pacific time. All times may be changed without notice by Fund management due to market activities. See "Purchases of Shares" and "Redemptions of Shares."

EXCHANGES. Shareholders may exchange Universal Shares for Universal Shares of the other Funds. See "Redemptions of Shares - Exchange Program."

DISTRIBUTIONS. Distributions of net investment income are declared daily and paid monthly by each Fund and are automatically reinvested in additional Fund shares unless the shareholder has requested payment in cash. See "Distributions and Tax Matters."

INVESTMENT CONSIDERATIONS. There can be no assurance that any Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Funds invest only in money market instruments, all securities, including U.S. Government Securities, involve some level of investment risk. An investment in a Fund is not insured by the FDIC, nor is it insured or guaranteed against loss of principal.

EXPENSES OF INVESTING IN THE FUNDS


The purpose of the following table is to assist investors in understanding the various expenses that an investor in Universal Shares will bear directly or indirectly. There are no transaction expenses associated with purchases, redemptions or exchanges of Fund shares. For a further description of the various expenses incurred in the operation of the Funds and the Portfolios, see "Management." Expenses for each Fund are based on the Funds' fiscal year ended August 31, 1998 except that expenses for Treasury Cash Fund are estimated for its fiscal year ending August 31, 1998.


ANNUAL OPERATING EXPENSES (as a percentage of average net assets)(1)


                                                                   Treasury        Government
                                                                   Cash Fund        Cash Fund         Cash Fund
         Management Fees(2) (after fee waivers)                       0.09%           0.09%             0.09%

         Rule 12b-1 Fees                                              None            None              None
         Other Expenses (after expense reimbursements)                0.16%           0.09%             0.10%
         Total Operating Expenses                                     0.25%           0.18%             0.18%

(1) All information includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the expenses of Treasury Cash Fund, Government Cash Fund and Cash Fund would be: Management Fees; 0.14%, 0.14% and 0.14%; Other Expenses; 0.36%, 0.12% and 0.16%; and Total Operating Expenses; 0.50%, 0.26% and 0.29%.


(2) Includes all advisory, management and administration fees.


EXAMPLE

You would pay directly or indirectly the following expenses on a $1,000 investment in Universal Shares, assuming a 5% annual return and redemption at the end of each period:

                                                 One Year         Three Years      Five Years         Ten Years

         Treasury Cash Fund                         $3                $8               $14               $32
         Government Cash Fund                       $2                $6               $10               $23
         Cash Fund                                  $2                $6               $10               $23



The example is based on the expenses listed in the table above and assumes the reinvestment of all distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2.  FINANCIAL HIGHLIGHTS


The following information represents selected data for a single outstanding Universal Share of Government Cash Fund and Cash Fund for the periods indicated. Until August 31, 1995, the Funds invested directly in portfolio securities. As of January [ ], 1999, no Universal Shares of Treasury Cash Fund were outstanding; selected data for a single outstanding Institutional Share of that Fund is shown. This information has been audited by [ ], independent auditors. The Funds' financial statements and the independent auditors' report thereon are incorporated by reference into the SAI and may be obtained without charge upon request.



                                                                       Ratios to Average                Net       Ratio to
                            Beginning          Distributions Ending           Net                    Assets at   Average Net
                                                                             Assets                   End of
                                                                      ---------------------
                              Net       Net      From Net  Net Asset               Net                Period       Assets
                                                                                                                   ------
                             Asset
                            Value    Investment Investment Value per            Investment   Total     (000's      Gross
                              Per
                             Share     Income     Income     Share    Expenses    Income    Return    Omitted)   Expenses(a)
                             ------    ------     ------     -----    --------    ------    ------    --------   -----------
TREASURY CASH FUND(C)
INSTITUTIONAL SHARES

Year Ended August 31, 1998   $ 1.00    $0.05     $(0.05)     $ 1.00     0.45%     5.00%      5.11%    $91,122   0.67%
Year Ended August 31, 1997     1.00      0.05      (0.05)      1.00     0.45%     4.89%      4.98%     40,803   0.66%
Year Ended August 31, 1996     1.00      0.05      (0.05)      1.00     0.45%     5.01%      5.15%     79,259   0.69%
Year Ended August 31, 1995     1.00      0.05      (0.05)      1.00     0.42%     5.18%      5.28%     28,530   0.86%
Year Ended August 31, 1994     1.00      0.03      (0.03)      1.00     0.42%     3.03%      3.11%     41,194   0.74%
July 12, 1993 to Aug.          1.00    ------     ------       1.00     0.45%(b)  2.65%(b)   2.81%(b)  39,660   1.09%(b)

31,1993

GOVERNMENT CASH FUND(C)
UNIVERSAL SHARES

Year Ended August 31, 1998     1.00     0.05      (0.05)       1.00     0.18%     5.48%      5.63%    253,644   0.26%
Year Ended August 31, 1997     1.00     0.05      (0.05)       1.00     0.17%     5.35%      5.49%    230,410   0.26%
Year Ended August 31, 1996     1.00     0.05      (0.05)       1.00     0.19%     5.43%      5.59%    248,986   0.28%
Year Ended August 31, 1995     1.00     0.06      (0.06)       1.00     0.24%     5.46%      5.78%     182,546  0.52%
Year Ended August 31, 1994     1.00     0.04      (0.04)       1.00     0.28%     3.48%      3.64%     158,798  0.49%
Oct. 29, 1992 to Aug. 31,      1.00     0.03      (0.03)       1.00     0.21%(b)  3.19%(b)   3.23%(b)  158,516  0.52%(b)

1993

CASH FUND(C)
UNIVERSAL SHARES

Year Ended August 31, 1998     1.00     0.06      (0.06)       1.00     0.18%     5.48%      5.65%      91,671  0.29%
Year Ended August 31, 1997     1.00     0.05      (0.05)       1.00     0.23%     5.32%      5.43%       8,453  0.47%
Year Ended August 31, 1996     1.00     0.05      (0.05)       1.00     0.27%     5.48%      5.53%      3,272   0.43%
Year Ended August 31, 1995     1.00     0.06      (0.06)       1.00     0.27%     5.59%      5.75%     26,525   0.56%
Year Ended August 31, 1994     1.00     0.04      (0.04)       1.00     0.27%     3.50%      3.69%     22,105   0.55%
Dec. 1, 1992 to Aug. 31,       1.00     0.03      (0.03)       1.00     0.25%(b)  3.29%(b)   3.36%(b)  47,854   0.62%(b)

1993


(a) During each period, various fees and expenses were waived and reimbursed, respectively. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements for the Fund and its respective Portfolio.

(b)  Annualized.


(c) As of August 31, 1998, the net assets of each Fund (combining the assets of each class of shares) was: Treasury Cash Fund, $149,329,590, Government Cash Fund, $699,288,136, and Cash Fund, $573,561,896.

3.  INVESTMENT OBJECTIVE AND POLICIES

Each Fund has an investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolios (and the responsibilities of Core Trust's board of trustees (the "Core Trust Board")), it applies equally to the Funds (and the Trust's board of trustees (the "Board").

INVESTMENT OBJECTIVE

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective. There can be no assurance that any Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES


Each Portfolio invests only in high quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, pursuant to procedures adopted by the Core Trust Board, to be eligible for purchase and to present minimal credit risks. High quality instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by the Adviser to be of comparable quality. A description of the rating categories of certain NRSROs, such as Standard & Poor's Corporation, a Division of The McGraw Hill Companies, and Moody's Investors Service, Inc., is contained in the SAI.


Each Portfolio invests only in instruments that have a remaining maturity of 397 days or less (as calculated under Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act")) and maintains a dollar-weighted average portfolio maturity of 90 days or less. Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. As used in this prospectus, "U.S. Government Securities" means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities and "Treasury Securities" means U.S. Treasury bills and notes and other U.S. Government Securities which are guaranteed as to principal and interest by the U.S. Treasury.

Although each Portfolio only invests in high quality money market instruments, an investment in a Portfolio is subject to risk even if all securities in the Portfolio's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value when there is a change in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TREASURY CASH FUND

Treasury Cash Portfolio seeks to attain its investment objective by investing substantially all of its assets in Treasury Securities and in repurchase agreements backed by Treasury Securities.

GOVERNMENT CASH FUND

Government Cash Portfolio seeks to attain its investment objective by investing substantially all of its assets in U.S. Government Securities and in repurchase agreements backed by U.S. Government Securities. The U.S. Government Securities in which the Portfolio may invest include Treasury Securities and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

CASH FUND

Cash Portfolio seeks to attain its investment objective by investing in a broad spectrum of money market instruments. The Portfolio may invest in (i) obligations of domestic financial institutions, (ii) U.S. Government Securities (see "Investment Objective and Policies - Government Cash Portfolio") and (iii) corporate debt obligations of domestic issuers.

Financial institution obligations include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of banks (including savings banks and savings associations) and their foreign branches. The Portfolio limits its investments in bank obligations to banks which at the time of investment have total assets in excess of one billion dollars. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are debt obligations of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield.

Corporate debt obligations include commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations. The Portfolio may also invest in commercial paper or other corporate securities issued in "private placements" without registration under the Securities Act of 1933. These "restricted securities" are restricted as to disposition under the Federal securities laws in that any sale of these securities may not be made absent registration under the Securities Act of 1933 or an appropriate exemption therefrom.

ADDITIONAL INVESTMENT POLICIES

Each Fund's and each Portfolio's investment objective and certain investment limitations, as described in the SAI, may not be changed without approval of the holders of a majority of the Fund's or Portfolio's, as applicable, outstanding voting securities (as defined in the 1940 Act). Except as otherwise indicated in this prospectus or in the SAI, investment policies of a Fund or a Portfolio may be changed by the applicable board of trustees without shareholder approval. Each Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets. Each Portfolio is permitted to hold cash in any amount pending investment in securities and may invest in other investment companies that intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. To the extent a Portfolio invests in other money funds, it will indirectly bear the expenses of those funds. A further description of the Funds' and the Portfolios' investment policies is contained in the SAI.

REPURCHASE AGREEMENTS. Each Fund may seek additional income or liquidity by entering into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Portfolios' custodian holds the underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements involve certain risks not associated with direct investment in securities. The Portfolios, however, intend to enter into repurchase agreements only with sellers which the Adviser believes present minimal credit risks in accordance with guidelines established by the Core Trust Board. In the event that a seller defaulted on its repurchase obligation, however, a Portfolio might suffer a loss.

LIQUIDITY. To ensure adequate liquidity, each Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements not entitling the Portfolio to payment of principal within seven days. There may not be an active secondary market for securities held by a Portfolio. The value of securities that have a limited market tend to fluctuate more than those that have an active market. For this reason, a Portfolio could suffer a loss with respect to such securities. The Adviser monitors the liquidity of the Portfolios' investments, but there can be no guarantee that an active secondary market will exist.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. In order to assure itself of being able to obtain securities at prices which the Adviser believes might not be available at a future time, each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation and no interest on the securities accrues to a Portfolio until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Commitments for when-issued or delayed delivery transactions will be entered into only when a Portfolio has the intention of actually acquiring the securities. Failure by the other party to deliver a security purchased by a Portfolio may result in a loss or missed opportunity to make an alternative investment.


VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Portfolios invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Securities with ultimate maturities of greater than 397 days may be purchased only in accordance with the provisions to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features that comply with certain requirements and certain long-term U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on more than one interest rate or index, or on an interest rate or index that materially lags short-term market rates (these prohibited securities are often referred to as "derivative" securities). All variable and floating rate securities purchased by a Portfolio will have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime Rate.

FINANCIAL INSTITUTION GUIDELINES. Treasury Cash Portfolio and Government Cash Portfolio invest only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators. In addition, these Portfolios limit their investments to those permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act and the applicable rules and regulations of the National Credit Union Administration. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage and to investments that permit Fund shares to qualify as liquid assets and as short-term liquid assets.

4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board and the business of Core Trust is managed under the direction of the Core Trust Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust. The SAI contains general background information about the trustees and officers of the Trust and of Core Trust.

ADMINISTRATOR AND INVESTMENT ADVISER

Forum supervises the overall management of the Trust, including overseeing the Trust's receipt of services, advising the Trust and the Trustees on matters concerning the Trust and its affairs, and providing the Trust with general office facilities and certain persons to serve as officers. For these services and facilities, Forum receives a fee at an annual rate of 0.05% of the daily net assets of each Fund. Forum also serves as administrator of Core Trust and provides administrative services for each Portfolio that are similar to those provided to the Funds. For its administrative services to the Portfolios, Forum receives a fee at an annual rate of 0.05% of the average daily net assets of each Portfolio.


As of the date hereof Forum and its affiliates acted as administrator and distributor of registered investment companies with assets of approximately $38 billion. FFS, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., serves as each Fund's distributor. FFS acts as the agent of the Trust in connection with the offering of shares of the Funds. As of the date of this Prospectus, Forum, FFS, the Adviser and the Trust's transfer agent were each controlled by John Y. Keffer, an officer and Trustee of the Trust and of Core Trust. Forum, FFS and the Adviser are located at Two Portland Square, Portland, Maine 04101.


Subject to the general  supervision  of the Core Trust Board,  the Adviser makes investment decisions for each Portfolio and monitors the Portfolios' investments. In addition to the Portfolios, the Adviser currently provides investment advisory services to six other mutual funds, including one money market fund. Under supervision of the Adviser, Mr. Anthony R. Fischer, Jr. acts as each Portfolio's portfolio manager pursuant to a consulting agreement with the Adviser.

For its services, the Adviser receives from each Portfolio an advisory fee based upon the total average daily net assets of the three Portfolios ("Total Portfolio Assets") that is calculated on a cumulative basis as follows: 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets.

SHAREHOLDER SERVICING


Forum Shareholder Services, LLC (the "Transfer Agent"), a registered transfer agent, acts as the Trust's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Funds (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and related functions.


The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Trust. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. For its services, the Transfer Agent is paid a transfer agent fee at an annual rate of 0.05% of the average daily net assets of each Fund attributable to Universal Shares plus $12,000 per year and certain account and additional class charges and is reimbursed for certain expenses incurred on behalf of the Funds.

EXPENSES

Each Fund bears all of its expenses, which include Trust expenses attributable to the Fund, which are allocated to the Fund, and expenses not specifically attributable to any Fund, which are allocated among the Funds in proportion to their average net assets. Each service provider may elect to waive (or continue to waive) all or a portion of its fees and may reimburse a Fund for certain expenses. Any such waivers or reimbursements will have the effect of increasing the Fund's performance for the period during which the waiver or reimbursement is in effect. No fee waivers may be recouped at a later date.

5.  PURCHASES OF SHARES

GENERAL INFORMATION

All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases only from shareholders of record and new investors. The minimum initial investment in Universal Shares is $1,000,000. Shareholders of record will receive from the Trust monthly statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice.

Fund shares are sold on a continuous basis at their next determined net asset value on all Fund Business Days. Fund shares are issued immediately following the next determination of the Fund's net asset value made after an order for the shares in proper form, accompanied by funds on deposit at a Federal Reserve Bank ("Federal Funds"), is received by the Transfer Agent. An investor's funds will not be accepted or invested by a Fund during the period before the Fund's receipt of Federal Funds. The Trust reserves the right to reject any subscription for the purchase of Fund shares.

Investors  may obtain the account  application  necessary  to open an account or
obtain  additional   information  or  assistance  by  contacting  the  Trust  at
800-754-8757 or writing the Trust at the following address:

              Monarch Funds
              P.O. Box 446
              Portland, Maine 04112

Purchase orders for Universal Shares will be accepted on Fund Business Days until 3:00 p.m., Pacific time. In order to receive distributions for the day of investment, orders and payment must be received by the Transfer Agent as follows:

              Order Must be Received by              Payment Must be Received by
              -------------------------              ---------------------------
              11:00 a.m., Pacific time               1:00 p.m., Pacific time

If a purchase order is transmitted to the Transfer Agent after 11:00 a.m., Pacific time, or the wire is received after 1:00 p.m., Pacific time, the investor will not receive a distribution on that day. On days that the New York Stock Exchange or San Francisco Federal Reserve Bank closes early or the Public Securities Association recommends that the government securities markets close early, the Trust may advance the time by which the Transfer Agent must receive completed wire purchase orders and the cut-off times in the above table.

INITIAL PURCHASE PROCEDURES

BY BANK WIRE. To make an initial investment in a Fund using the federal wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at 800-754-8757 to obtain an account number. The investor should then wire the investor's money immediately to:

              Imperial Bank
              ABA# 122201444

              For Credit To:  Forum Shareholder Services, LLC
              Account #: 09075-933

                  Re: [Name of Fund] - Universal Shares
                  Account #:   __________________________
                  Account Name: _________________________

The investor should then promptly complete and mail the account application. Payment in the form of a bank wire is treated as a Federal Funds payment received at the time the wire is received.

BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Transfer Agent at the address listed above. Checks are accepted at full value subject to collection.

THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Participating Organizations"). Participating Organizations may charge a fee for their services and may otherwise act as processing agents. Participating Organizations are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares in this manner will be subject to the procedures of their Participating Organization, which may include investment minimums, cutoff times and other restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. Investors purchasing Fund shares in this manner should acquaint themselves with their Participating Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Participating Organization. Investors purchasing shares in this manner may or may not be the shareholder of record and, subject to their Participating Organization's procedures, may have Fund shares transferred into their name. Certain states permit shares to be purchased and redeemed only through registered broker-dealers, including FFS.

SUBSEQUENT INVESTMENTS

Subsequent investments in a Fund, which may be made by bank wire, by check or through Participating Organizations. Shareholders using the wire system for subsequent investments should first telephone the Transfer Agent at 800-754-8757 to notify it of the wire transfer.

6.  REDEMPTIONS OF SHARES

GENERAL INFORMATION

Fund shares may be redeemed without charge at their next determined net asset value on any Fund Business Day following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). There is no minimum period of investment and no restriction on the frequency of redemptions. Redemption proceeds are paid by check mailed to the shareholder's record address immediately following any redemption unless the shareholder has elected wire redemption privileges. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

Redemption proceeds from the Portfolios may be made wholly or partially in portfolio securities if the Adviser determines it to be in the best interests of the Portfolio. Similarly, redemption proceeds from a Fund may be made wholly or partially in portfolio securities if it is determined to be in the best interests of the Fund.

Redemption orders for Universal Shares will be accepted on Fund Business Days until 3:00 p.m., Pacific time. In order to receive redemption proceeds by wire, a redemption order must be received by the Transfer Agent by 11:00 a.m., Pacific time.

For redemption orders received after 11:00 a.m., Pacific time, the Transfer Agent will wire proceeds the next Fund Business Day. On days that the New York Stock Exchange or San Francisco Federal Reserve Bank closes early or the Public Securities Association recommends that the government securities markets close early, the Trust may advance the time by which the Transfer Agent must receive completed wire redemption orders.

If a shareholder elects telephone redemption or exchange privileges, as long as the Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of immediate written confirmation by facsimile or otherwise), the Trust, the Transfer Agent and FFS are not responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized telephone redemption or exchange requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

REDEMPTION PROCEDURES

Shareholders that wish to redeem shares by telephone or to have redemption proceeds transmitted by bank wire must elect these options by properly completing the appropriate sections of their account application.

Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any share certificates that may have been issued to the shareholder or, for shareholders that have elected telephone redemption privileges, by calling the Transfer Agent and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and a shareholder identification number. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement.

BANK WIRE REDEMPTION. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application.


SIGNATURE GUARANTEES. A signature guarantee is required for written requests to redeem shares whose value exceeds $50,000 (other than an exchange) and for any instruction to change the shareholder's record name, to redeem shares in an account for which the address or registration has changed within the last 30 days, to transmit redemption proceeds to an account other than the address of record or a preauthorized bank account or to a person other than the registered owners or to an account with a different registration, to change the shareholder's distribution election or the telephone redemption or other option elected on an account. In addition, all share certificates submitted for redemption (or exchange) must be endorsed by the shareholder and in some cases must have a signature guarantee. Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures (notarized signatures are not sufficient). When a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


OTHER REDEMPTION MATTERS. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares. Shares for which certificates have been issued may not be redeemed or exchanged by telephone. Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $100,000, unless an investment is made to restore the minimum value.

The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, all distributions on the account will be reinvested in additional Universal Shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PROGRAM

Investors in Universal Shares of a Fund are entitled to exchange their shares for Universal Shares of another Fund if that Fund's shares are eligible for sale in the shareholder's state. Exchanges are subject to minimum investment requirements of the Funds. There is currently no limit on the number of exchanges a shareholder may make. The Trust reserves the right in the future to modify, limit or terminate the exchange privilege upon appropriate notice to shareholders.

Exchanges may be accomplished by written instructions to the Transfer Agent or, for shareholders that have elected telephone exchange privileges, by calling the Transfer Agent and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. During times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement.

7.  DISTRIBUTIONS AND TAX MATTERS

DISTRIBUTIONS

Distributions of each Fund's net investment income are declared daily and paid monthly following the close of the last Fund Business Day of the month. Net capital gain realized by a Fund, if any, will be distributed annually. Fund shares become entitled to receive distributions on the day the shares are issued as described under "Purchases of Shares - General Information." Shares redeemed are not entitled to receive distributions declared on or after the day on which the redemption becomes effective.


Shareholders may choose either to have all distributions of net investment income reinvested in additional Fund shares or received in cash. In addition, shareholders may have all distributions of net capital gain reinvested in additional Fund shares or paid in cash. All distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.


TAX MATTERS

TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, each Fund will not be liable for Federal income taxes on the net investment income and capital gain distributed to its shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should also avoid Federal excise taxes.

Distributions paid by each Fund out of its net investment income (including realized net short-term capital gain) are taxable to the shareholders of the Fund as ordinary income. Distributions of net capital gain, if any, realized by a Fund are taxable to shareholders as capital gain, regardless of the length of time the Fund shares were held by the shareholder at the time of distribution. Different capital gain rates will apply depending on the holding period of the securities sold by the Fund that generated the gain.

THE PORTFOLIOS. The Portfolios are not required to pay Federal income taxes on their net investment income and capital gain, as they are treated as partnerships for Federal income tax purposes. All interest, distributions and gains and losses of a Portfolio are deemed to be "passed through" to the respective Fund in proportion to the Fund's holdings of the Portfolio, regardless of whether the interest, distributions or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

GENERAL. Each Fund is required by Federal law to withhold 31% of reportable payments (which may include income and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security or other tax identification number provided is correct and that the shareholder is not subject to backup withholding.

Reports containing appropriate information with respect to the Federal income tax status of distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

The foregoing is only a summary of some of the Federal tax considerations generally affecting the Funds and their shareholders. The SAI contains a further discussion. Because other Federal, state or local tax considerations may apply, investors are urged to consult their tax advisors.

8.  OTHER INFORMATION

FUND PERFORMANCE

Universal Shares' performance may be advertised. All performance information is based on historical results, is not intended to indicate future performance and, unless otherwise indicated, is net of all expenses. The Funds may advertise yield, which shows the rate of income a Fund has earned on its investments as a percentage of the Fund's share price. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments for a specified period (net of expenses), divides it by the average number of shares entitled to receive distributions, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the period. A Fund's compounded annualized yield assumes the reinvestment of distributions paid by the Fund, and, therefore will be somewhat higher than the annualized yield for the same period. Each class' performance will vary. The Funds' advertisements may also reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC Financial Data, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature, or reports to shareholders may contain performance rankings. This material is not to be considered representative or indicative of future performance.

DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of each Fund as of 1:00 p.m., Pacific time, on each Fund Business Day. Net asset value per share is determined by dividing the value of the Fund's net assets (the value of its interest in the Portfolio and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. In order to more easily maintain a stable net asset value per share, each Portfolio's portfolio securities are valued at their amortized cost (acquisition cost adjusted for amortization of premium or accretion of discount) in accordance with Rule 2a-7. The Portfolios will only value their portfolio securities using this method if the Core Trust Board believes that it fairly reflects the market-based net asset value per share. The Portfolios' other assets, if any, are valued at fair value by or under the direction of the Core Trust Board.

THE TRUST AND ITS SHARES

The Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the State of Delaware on July 10, 1992. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create classes of shares within each series. Except for the Funds, no other series of shares are currently authorized.

As of December [ ], 1998, there were no outstanding Universal Shares of Treasury Cash Fund, and no shareholder beneficially owned more than 25% of the outstanding Universal Shares of Government Cash Fund. As of that same date, [ ] owned substantially all of the outstanding Universal Shares of Cash Fund. From time to time various shareholders may own a large percentage of a class or of a Fund. These shareholders may be deemed to be controlling persons of a class, a Fund or the Trust, and may be able to greatly affect (if not determine) the outcome of any shareholder vote.


Shares issued by the Trust have no conversion, subscription or preemptive rights. Voting rights are not cumulative and the shares of each series or class of the Trust will be voted separately except when an aggregate vote is required by law. Separate votes are taken by each class of a Fund if a matter affects just that class. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available procedures for requiring the Trustees to call a meeting and for removing Trustees.

FUND STRUCTURE

OTHER CLASSES OF SHARES. In addition to Universal Shares, each Fund currently has two other classes of shares authorized, Institutional Shares and Investor Shares. Institutional Shares are offered solely through banks, trust companies and certain other financial institutions, and their affiliates and correspondents, for investment of their funds or funds for which they act in a fiduciary, agency or custodial capacity. Investor Shares are offered to the general public and have an investment minimum of $5,000. Institutional Shares and Investor Shares incur greater expenses than Universal Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in a Fund. Each share of each Fund is entitled to participate equally in distributions and the proceeds of any liquidation of that Fund except that, due to the differing expenses borne by the various classes, the amount of distributions will differ among the classes.

CORE TRUST STRUCTURE. Each Fund invests all of its assets in its corresponding Portfolio of Core Trust, a business trust organized under the laws of the State of Delaware in September 1994 and registered under the 1940 Act as an open-end management investment company. Accordingly, a Portfolio directly acquires its own securities and its corresponding Fund acquires an indirect interest in those securities. The assets of each Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust. Upon liquidation of a Portfolio, investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.


THE PORTFOLIOS. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest.. Besides Treasury Cash Fund, Government Cash Fund and Cash Fund, other investment companies invest in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio, respectively. All investors in a Portfolio will invest on the same terms and conditions as the Funds and will pay a proportionate share of the Portfolio's expenses. The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to the relative value of its interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, a Fund will solicit proxies from shareholders of the Fund and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Portfolio may be affected by the actions of other investors in the Portfolio. For example, if other investors redeemed their interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses. A Fund may withdraw its entire investment from a Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Portfolio, by a vote of shareholders, changed the investment objective or policies of the Portfolio in a manner not acceptable to the Board or not permissible by the Fund. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund, resulting in increased risk, and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. Forum has only three years of experience in managing funds that utilize its "Core and Gateway(R)" structure.

ADDITIONAL INFORMATION. Each class of a Fund (and any other investment company that invests in a Portfolio) may have a different expense ratio and different sales charges, including distribution fees, and each class' (and investment company's) performance will be affected by its expenses and sales charges. For more information on any other class of shares of the Funds or concerning any other investment companies that invest in a Portfolio, investors may contact FFS at 800-754-8757. If an investor invests through a financial institution, the investor may also contact their financial institution to obtain information about the other classes or any other investment company investing in a Portfolio.














































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.































M O N A R C H   F U N D S
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Treasury Cash Fund
Government Cash Fund
Cash Fund
                                   PROSPECTUS

                                January [ ], 1999

________________________________________________________________________________

This Prospectus offers Institutional Shares of Treasury Cash Fund, Government Cash Fund and Cash Fund (each a "Fund" and collectively the "Funds"). Each Fund is a diversified money market portfolio of Monarch Funds (the "Trust"), an open-end, management investment company. Each Fund seeks to provide its shareholders with high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Treasury Cash Fund, Government Cash Fund and Cash Fund each seeks to achieve its investment objective by investing all of its investable assets in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio" and collectively the "Portfolios"), respectively. The Portfolios are separate series of Core Trust (Delaware) ("Core Trust"), an open-end, management investment company. See "Other Information - Fund Structure." Accordingly, each Fund's investment experience will correspond directly with that of the Portfolio in which it invests. Through its corresponding Portfolio:

         TREASURY  CASH  FUND  invests   substantially  all  of  its  assets  in
         obligations of the U.S. Treasury and in repurchase agreements backed by these obligations.

         GOVERNMENT CASH FUND invests substantially all of its assets in high-quality obligations of the U.S. Government, its agencies and instrumentalities and in repurchase agreements backed by these obligations.

         CASH FUND invests in a broad spectrum of high-quality money market instruments.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated January [ ], 1999 ("SAI"), which contains more detailed information about the Trust and the Funds and which is available together with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). The SAI, which is incorporated into the Prospectus by reference, also is available without charge by contacting the Trust's distributor, Forum Fund Services, LLC, at Two Portland Square, Portland, Maine 04101.

________________________________________________________________________________

                                TABLE OF CONTENTS

1.   Prospectus Summary............................               5.   Purchases of Shares...........................
2.   Financial Highlights..........................               6.   Redemptions of Shares.........................
3.   Investment Objective and Policies.............               7.   Distributions and Tax Matters.................
4.   Management....................................               8.   Other Information.............................
________________________________________________________________________________



ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND IS NOT ENDORSED OR GUARANTEED BY ANY BANK OR ANY AFFILIATE OF A BANK.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  PROSPECTUS SUMMARY

FUND HIGHLIGHTS

This  prospectus  offers  shares  of  the  Institutional  class  ("Institutional
Shares") of each of the Funds. The Funds operate in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.


MANAGEMENT. Forum Administrative Services, LLC ("Forum") supervises the overall management of the Funds and the Portfolios. Forum Financial Services, Inc. ("FFS") is the distributor of the Funds' shares. Forum Investment Advisors, LLC (the "Adviser") is the investment adviser of each Portfolio and provides professional management of the Portfolios' investments. The Trust's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC See "Management" for a description of the services provided and fees charged to the Funds.


SHAREHOLDER SERVICING. The Trust has adopted a Shareholder Service Agreement relating to Institutional Shares under which Forum is compensated for various shareholder servicing activities. See "Management - Shareholder Servicing."

PURCHASES AND REDEMPTIONS. Institutional Shares may be purchased and redeemed Monday through Friday, between the hours of 5:00 a.m. and 3:00 p.m., Pacific time, except on Federal holidays and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). To be eligible to receive that day's income, purchase orders must be received by the Transfer Agent in good order no later than 11:00 a.m., Pacific time. Shareholders may elect to have redemptions of over $5,000 redeemed by bank wire to a designated bank account. To be able to receive redemption proceeds by wire on the day of the redemption, redemption orders must be received by the transfer agent in good order no later than 11:00 a.m., Pacific time. All times may be changed without notice by Fund management due to market activities. See "Purchases of Shares" and "Redemptions of Shares."

EXCHANGES. Shareholders may exchange Institutional Shares for Institutional Shares of the other Funds. See "Redemptions of Shares - Exchange Program."

DISTRIBUTIONS. Distributions of net investment income are declared daily and paid monthly by each Fund and are automatically reinvested in additional Fund shares unless the shareholder has requested payment in cash. See "Distributions and Tax Matters."

INVESTMENT CONSIDERATIONS. There can be no assurance that any Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Funds invest only in money market instruments, all securities, including U.S. Government Securities, involve some level of investment risk. An investment in a Fund is not insured by the FDIC, nor is it insured or guaranteed against loss of principal.

EXPENSES OF INVESTING IN THE FUNDS


The purpose of the following table is to assist investors in understanding the various expenses that an investor in Institutional Shares will bear directly or indirectly. There are no transaction expenses associated with purchases, redemptions or exchanges of Fund shares. For a further description of the various expenses incurred in the operation of the Funds and the Portfolios, see "Management." Expenses for each Fund are based on the Funds' fiscal year ended August 31, 1998, restated to reflect current fees.


ANNUAL OPERATING EXPENSES (as a percentage of average net assets) (1)

                                                                   Treasury        Government
                                                                   Cash Fund        Cash Fund         Cash Fund

         Management Fees (2) (after fee waivers)                     0.07%            0.14%             0.14%
         Rule 12b-1 Fees                                             None             None              None
         Other Expenses (after expense reimbursements)               0.38%            0.43%             0.43%
                                                                     -----            -----             -----
         Total Operating Expenses                                    0.45%            0.57%             0.57%

(1) All information includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the expenses of Treasury Cash Fund, Government Cash Fund and Cash Fund would be: Management Fees; 0.14%, 0.14% and 0.14%; Other Expenses; 0.53%, 0.45% and 0.47%; and Total Operating Expenses; 0.67%, 0.58% and 0.61%.


(2) Includes advisory, management and administration fees.

EXAMPLE

You would pay directly or indirectly the following expenses on a $1,000 investment in Institutional Shares, assuming a 5% annual return and redemption at the end of each period:

                                                 One Year         Three Years      Five Years         Ten Years

         Treasury Cash Fund                         $5                $14              $25               $57
         Government Cash Fund                       $6                $18              $32               $72
         Cash Fund                                  $6                $18              $32               $71


The example is based on the expenses listed in the table above and assumes the reinvestment of all distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.


2.  FINANCIAL HIGHLIGHTS


The following information represents selected data for a single outstanding Institutional Share of each Fund for the periods indicated. Until August 31, 1995, the Funds invested directly in portfolio securities. Prior to the offering of Institutional Shares of Government Cash Fund and Cash Fund, those Funds had commenced operations; selected data for a single outstanding Universal Share of these Funds for their first year of operations also is shown. This information has been audited by [ .........],  independent  auditors.  The Funds'  financial statements and the independent auditors' report thereon

are incorporated by reference into the SAI and may be obtained without charge upon request.


                                                                                                        Net
                                                                           Ratios to Average Net     Assets at   Ratio to
                            Beginning           Distributions  Ending           Assets                End of    Average Net
                                                                           ----------------------
                              Net       Net      From Net     Net Asset           Net                 Period      Assets
                             Asset
                            Value    Investment Investment    Value per         Investment  Total     (000's      Gross
                              Per
                             Share     Income     Income       Share   Expense   Income     Return    Omitted)  Expenses(a)
                             -----     ------     ------       -----   -------   ------     ------    --------  -----------
TREASURY CASH FUND(C)
INSTITUTIONAL SHARES

Year Ended August 31, 1998    $ 1.00   $ 0.05    $ (0.05)    $ 1.00    0.45%      5.00%     5.11%     $ 91,122     0.67%
Year Ended August 31, 1997               0.05      (0.05)      1.00    0.45%      4.89%     4.98%       40,830     0.66%

                              1.00
Year Ended August 31, 1996               0.05      (0.05)      1.00    0.45%      5.01%     5.15%       79,259     0.69%
                              1.00
Year Ended August 31, 1995               0.05      (0.05)      1.00    0.42%      5.18%     5.28%       28,530     0.86%
                              1.00
Year Ended August 31, 1994               0.03      (0.03)      1.00    0.42%      3.03%     3.11%       41,194     0.74%
                              1.00
July 12 to Aug. 31, 1993               ------     ------       1.00    0.45%(b)   2.65%(b)  2.81%(b)    39,660     1.09%(b)
                              1.00

GOVERNMENT CASH FUND(C)
INSTITUTIONAL SHARES

Year Ended August 31, 1998               0.05      (0.05)      1.00    0.57%      5.09%     5.22%      443,618     0.58%
                              1.00

Year Ended August 31, 1997               0.05      (0.05)      1.00    0.57%      4.95%     5.06%      245,147     0.57%
                              1.00
Year Ended August 31, 1996               0.05      (0.05)      1.00    0.57%      5.06%     5.18%      256,244     0.57%
                              1.00
Year Ended August 31, 1995               0.05      (0.05)      1.00    0.54%      5.39%     5.46%      186,620     0.66%
                              1.00
Year Ended August 31, 1994               0.03      (0.03)      1.00    0.56%      3.45%     3.35%       61,738     0.68%
                              1.00
July 15 to Aug. 31, 1993               ------     ------       1.00    0.53%(b)   2.91%(b)  2.89%(b)    31,483     1.04%(b)
                              1.00

UNIVERSAL SHARES
Oct. 29, 1992 to Aug. 31,                0.03      (0.03)      1.00    0.21%(b)   3.19%(b)  3.23%(b)   158,516     0.52%(b)
1993                          1.00

CASH FUND(C)
INSTITUTIONAL SHARES

Year Ended August 31, 1998               0.05      (0.05)      1.00    0.57%      5.11%     5.24%      299,220     0.61%
                              1.00

Year Ended August 31, 1997               0.05      (0.05)      1.00    0.57%      4.97%     5.07%      152,041     0.60%
                              1.00
Year Ended August 31, 1996               0.05      (0.05)      1.00    0.57%      5.10%     5.22%       89,733     0.60%
                              1.00
Year Ended August 31, 1995               0.05      (0.05)      1.00    0.54%      5.33%     5.23%       73,802     0.69%
                              1.00
Year Ended August 31, 1994               0.03      (0.03)      1.00    0.54%      3.43%     3.40%       55,771     0.72%
                              1.00
July 15 to Aug. 31, 1993               ------     ------       1.00    0.53%(b)   2.94%(b)  2.97%(b)    34,383     1.07%(b)
                              1.00

UNIVERSAL SHARES
Dec. 1, 1992 to Aug. 31,      1.00       0.03      (0.03)      1.00    0.25%(b)   3.29%(b)  3.36%(b)    47,854     0.62%(b)
1993



(a) During each period, various fees and expenses were waived and reimbursed, respectively. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements for the Fund and its respective Portfolio.

(b)  Annualized.


(c) As of August 31, 1998, the net assets of each Fund (combining the assets of each class of shares) was: Treasury Cash Fund, $149,329,590, Government Cash Fund, $699,288,136, and Cash Fund, $573,561,896.

3.  INVESTMENT OBJECTIVE AND POLICIES

Each Fund has an investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolios (and the responsibilities of Core Trust's board of trustees (the "Core Trust Board")), it applies equally to the Funds (and the Trust's board of trustees (the "Board").

INVESTMENT OBJECTIVE

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective. There can be no assurance that any Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES


Each Portfolio invests only in high quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, pursuant to procedures adopted by the Core Trust Board, to be eligible for purchase and to present minimal credit risks. High quality instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by the Adviser to be of comparable quality. A description of the rating categories of certain NRSROs, such as Standard & Poor's Corporation, a Division of The McGraw Hill Companies, and Moody's Investors Service, Inc., is contained in the SAI.


Each Portfolio invests only in instruments that have a remaining maturity of 397 days or less (as calculated under Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act")) and maintains a dollar-weighted average portfolio maturity of 90 days or less. Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. As used in this prospectus, "U.S. Government Securities" means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities and "Treasury Securities" means U.S. Treasury bills and notes and other U.S. Government Securities which are guaranteed as to principal and interest by the U.S. Treasury.

Although each Portfolio only invests in high quality money market instruments, an investment in a Portfolio is subject to risk even if all securities in the Portfolio's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value when there is a change in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TREASURY CASH FUND

Treasury Cash Portfolio seeks to attain its investment objective by investing substantially all of its assets in Treasury Securities and in repurchase agreements backed by Treasury Securities.

GOVERNMENT CASH FUND

Government Cash Portfolio seeks to attain its investment objective by investing substantially all of its assets in U.S. Government Securities and in repurchase agreements backed by U.S. Government Securities. The U.S. Government Securities in which the Portfolio may invest include Treasury Securities and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

CASH FUND

Cash Portfolio seeks to attain its investment objective by investing in a broad spectrum of money market instruments. The Portfolio may invest in (i) obligations of domestic financial institutions, (ii) U.S. Government Securities (see "Investment Objective and Policies - Government Cash Portfolio") and (iii) corporate debt obligations of domestic issuers.

Financial institution obligations include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of banks (including savings banks and savings associations) and their foreign branches. The Portfolio limits its investments in bank obligations to banks which at the time of investment have total assets in excess of one billion dollars. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are debt obligations of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield.

Corporate debt obligations include commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations. The Portfolio may also invest in commercial paper or other corporate securities issued in "private placements" without registration under the Securities Act of 1933. These "restricted securities" are restricted as to disposition under the Federal securities laws in that any sale of these securities may not be made absent registration under the Securities Act of 1933 or an appropriate exemption therefrom.

ADDITIONAL INVESTMENT POLICIES

Each Fund's and each Portfolio's investment objective and certain investment limitations, as described in the SAI, may not be changed without approval of the holders of a majority of the Fund's or Portfolio's, as applicable, outstanding voting securities (as defined in the 1940 Act). Except as otherwise indicated in this prospectus or in the SAI, investment policies of a Fund or a Portfolio may be changed by the applicable board of trustees without shareholder approval. Each Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets. Each Portfolio is permitted to hold cash in any amount pending investment in securities and may invest in other investment companies that intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. To the extent a Portfolio invests in other money funds, it will indirectly bear the expenses of those funds. A further description of the Funds' and the Portfolios' investment policies is contained in the SAI.

REPURCHASE AGREEMENTS. Each Portfolio may seek additional income or liquidity by entering into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Portfolios' custodian holds the underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements involve certain risks not associated with direct investment in securities. The Portfolios, however, intend to enter into repurchase agreements only with sellers which the Adviser believes present minimal credit risks in accordance with guidelines established by the Core Trust Board. In the event that a seller defaulted on its repurchase obligation, however, a Portfolio might suffer a loss.

LIQUIDITY. To ensure adequate liquidity, each Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements not entitling the Portfolio to payment of principal within seven days. There may not be an active secondary market for securities held by a Portfolio. The value of securities that have a limited market tend to fluctuate more than those that have an active market. For this reason, a Portfolio could suffer a loss with respect to such securities. The Adviser monitors the liquidity of the Portfolios' investments, but there can be no guarantee that an active secondary market will exist.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. In order to assure itself of being able to obtain securities at prices which the Adviser believes might not be available at a future time, each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation and no interest on the securities accrues to a Portfolio until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Commitments for when-issued or delayed delivery transactions will be entered into only when a Portfolio has the intention of actually acquiring the securities. Failure by the other party to deliver a security purchased by a Portfolio may result in a loss or missed opportunity to make an alternative investment.


VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Portfolios invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Securities with ultimate maturities of greater than 397 days may be purchased only in accordance with the provisions to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features that comply with certain requirements and certain long-term U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on more than one interest rate or index, or on an interest rate or index that materially lags short-term market rates (these prohibited securities are often referred to as "derivative" securities). All variable and floating rate securities purchased by a Portfolio will have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime Rate.

FINANCIAL INSTITUTION GUIDELINES. Treasury Cash Portfolio and Government Cash Portfolio invest only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators. In addition, these Portfolios limit their investments to those permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act and the applicable rules and regulations of the National Credit Union Administration. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage and to investments that permit Fund shares to qualify as liquid assets and as short-term liquid assets.

4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board and the business of Core Trust is managed under the direction of the Core Trust Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust. The SAI contains general background information about the trustees and officers of the Trust and of Core Trust.

ADMINISTRATOR AND INVESTMENT ADVISER

Forum supervises the overall management of the Trust, including overseeing the Trust's receipt of services, advising the Trust and the Trustees on matters concerning the Trust and its affairs, and providing the Trust with general office facilities and certain persons to serve as officers. For these services and facilities, Forum receives a fee at an annual rate of 0.05% of the daily net assets of each Fund. Forum also serves as administrator of Core Trust and provides administrative services for each Portfolio that are similar to those provided to the Funds. For its administrative services to the Portfolios, Forum receives a fee at an annual rate of 0.05% of the average daily net assets of each Portfolio.


As of the date hereof Forum and its affiliates acted as administrator and distributor of registered investment companies with assets of approximately $38 billion. FFS, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., serves as each Fund's distributor. FFS acts as the agent of the Trust in connection with the offering of shares of the Funds. As of the date of this Prospectus, Forum, FFS, the Adviser and the Trust's transfer agent were each controlled by John Y. Keffer, an officer and Trustee of the Trust and of Core Trust. Forum, FFS and the Adviser are located at Two Portland Square, Portland, Maine 04101.


Subject to the general  supervision  of the Core Trust Board,  the Adviser makes investment decisions for each Portfolio and monitors the Portfolios' investments. In addition to the Portfolios, the Adviser currently provides investment advisory services to six other mutual funds, including one money market fund. Under supervision of the Adviser, Mr. Anthony R. Fischer, Jr. acts as each Portfolio's portfolio manager pursuant to a consulting agreement with the Adviser.

For its services, the Adviser receives from each Portfolio an advisory fee based upon the total average daily net assets of the three Portfolios ("Total Portfolio Assets") that is calculated on a cumulative basis as follows: 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets.

SHAREHOLDER SERVICING


TRANSFER AND DIVIDEND DISBURSING AGENT. Forum Shareholder Services, LLC (the "Transfer Agent"), a registered transfer agent, acts as the Trust's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Funds (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and related functions.


The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Trust. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. For its services, the Transfer Agent is paid a transfer agent fee at an annual rate of 0.20% of the average daily net assets of each Fund attributable to Institutional Shares plus $12,000 per year and certain account and additional class charges and is reimbursed for certain expenses incurred on behalf of the Funds.

SHAREHOLDER SERVICE AGENTS. The Trust has adopted a shareholder service agreement ("Shareholder Service Agreement") which provides that, as compensation for Forum's service activities with respect to the Institutional Shares, the Trust shall pay Forum a fee at an annual rate of 0.20% of the average daily net assets attributable to Institutional Shares. Forum is authorized to enter into shareholder servicing agreements pursuant to which a shareholder servicing agent, on behalf of its customers, performs certain shareholder services not otherwise provided by the Transfer Agent. As compensation for its services, the shareholder servicing agent, which will be a Participating Organization, is paid a fee by Forum of up to 0.20% of the average daily net assets of Institutional Shares owned by investors for which the shareholder service agent maintains a servicing relationship. Certain shareholder servicing agents may be subtransfer or processing agents.

Among the services provided by shareholder servicing agents are answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request.

EXPENSES

Each Fund bears all of its expenses, which include Trust expenses attributable to the Fund, which are allocated to the Fund, and expenses not specifically attributable to any Fund, which are allocated among the Funds in proportion to their average net assets. Each service provider may elect to waive (or continue to waive) all or a portion of its fees and may reimburse a Fund for certain expenses. Any such waivers or reimbursements will have the effect of increasing the Fund's performance for the period during which the waiver or reimbursement is in effect. No fee waivers may be recouped at a later date.

5.  PURCHASES OF SHARES

GENERAL INFORMATION

All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases only from shareholders of record and new investors. The minimum initial investment in Institutional Shares is $500,000. Shareholders of record will receive from the Trust monthly statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice.

Fund shares are sold on a continuous basis at their next determined net asset value on all Fund Business Days. Fund shares are issued immediately following the next determination of the Fund's net asset value made after an order for the shares in proper form, accompanied by funds on deposit at a Federal Reserve Bank ("Federal Funds"), is received by the Transfer Agent. An investor's funds will not be accepted or invested by a Fund during the period before the Fund's receipt of Federal Funds. The Trust reserves the right to reject any subscription for the purchase of Fund shares.

Investors  may obtain the account  application  necessary  to open an account or
obtain  additional   information  or  assistance  by  contacting  the  Trust  at
800-754-8757 or writing the Trust at the following address:

              Monarch Funds
              P.O. Box 446
              Portland, Maine 04112

Purchase orders for Institutional Shares will be accepted on Fund Business Days until 3:00 p.m., Pacific time. In order to receive distributions for the day of investment, orders and payment must be received by the Transfer Agent as follows:

              Order Must be Received by              Payment Must be Received by
              -------------------------              ---------------------------
              11:00 a.m., Pacific time               1:00 p.m., Pacific time

If a purchase order is transmitted to the Transfer Agent after 11:00 a.m., Pacific time, or the wire is received after 1:00 p.m., Pacific time, the investor will not receive a distribution on that day. On days that the New York Stock Exchange or San Francisco Federal Reserve Bank closes early or the Public Securities Association recommends that the government securities markets close early, the Trust may advance the time by which the Transfer Agent must receive completed wire purchase orders and the cut-off times in the above table.

INITIAL PURCHASE PROCEDURES

BY BANK WIRE. To make an initial investment in a Fund using the federal wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at 800-754-8757 to obtain an account number. The investor should then wire the investor's money immediately to:

              Imperial Bank
              ABA# 122201444

              For Credit To:  Forum Shareholder Services, LLC
              Account #: 09075-933

                  Re: [Name of Fund] - Institutional Shares
                  Account #: ____________________________
                  Account Name:__________________________

The investor should then promptly complete and mail the account application. Payment in the form of a bank wire is treated as a Federal Funds payment received at the time the wire is received.

BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Transfer Agent at the address listed above. Checks are accepted at full value subject to collection.

THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Participating Organizations"). Participating Organizations may charge a fee for their services and may otherwise act as processing agents. Participating Organizations are responsible for promptly transmitting purchase, redemption and other requests to the Funds.


Investors who purchase shares in this manner will be subject to the procedures of their Participating Organization, which may include investment minimums, cutoff times and other restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. Investors purchasing Fund shares in this manner should acquaint themselves with their Participating Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Participating Organization. Investors purchasing shares in this manner may or may not be the shareholder of record and, subject to their Participating Organization's procedures, may have Fund shares transferred into their name. Certain states permit shares to be purchased and redeemed only through registered broker-dealers, including FFS.


SUBSEQUENT INVESTMENTS

Subsequent investments in a Fund, which may be made by bank wire, by check or through Participating Organizations. Shareholders using the wire system for subsequent investments should first telephone the Transfer Agent at 800-754-8757 to notify it of the wire transfer.

6.  REDEMPTIONS OF SHARES

GENERAL INFORMATION

Fund shares may be redeemed without charge at their next determined net asset value on any Fund Business Day following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). There is no minimum period of investment and no restriction on the frequency of redemptions. Redemption proceeds are paid by check mailed to the shareholder's record address immediately following any redemption unless the shareholder has elected wire redemption privileges. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

Redemption proceeds from the Portfolios may be made wholly or partially in portfolio securities if the Adviser determines it to be in the best interests of the Portfolio. Similarly, redemption proceeds from a Fund may be made wholly or partially in portfolio securities if it is determined to be in the best interests of the Fund.

Redemption orders for Institutional Shares will be accepted on Fund Business Days until 3:00 p.m., Pacific time. In order to receive redemption proceeds by wire, a redemption order must be received by the Transfer Agent by 11:00 a.m., Pacific time.

For redemption orders received after 11:00 a.m., Pacific time, the Transfer Agent will wire proceeds the next Fund Business Day. On days that the New York Stock Exchange or San Francisco Federal Reserve Bank closes early or the Public

Securities Association recommends that the government securities markets close early, the Trust may advance the time by which the Transfer Agent must receive completed wire redemption orders.


If a shareholder elects telephone redemption or exchange privileges, as long as the Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of immediate written confirmation by facsimile or otherwise), the Trust, the Transfer Agent and FFS are not responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized telephone redemption or exchange requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.


REDEMPTION PROCEDURES

Shareholders that wish to redeem shares by telephone or to have redemption proceeds transmitted by bank wire must elect these options by properly completing the appropriate sections of their account application.

Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any share certificates that may have been issued to the shareholder or, for shareholders that have elected telephone redemption privileges, by calling the Transfer Agent and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and a shareholder identification number. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement.

BANK WIRE REDEMPTION. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application.


SIGNATURE GUARANTEES. A signature guarantee is required for written requests to redeem shares whose value exceeds $50,000 (other than an exchange) and for any instruction to change the shareholder's record name, to redeem shares in an account for which the address or registration has changed within the last 30 days, to transmit redemption proceeds to an account other than the address of record or a preauthorized bank account or to a person other than the registered owners or to an account with a different registration, to change the shareholder's distribution election or the telephone redemption or other option elected on an account. In addition, all share certificates submitted for redemption (or exchange) must be endorsed by the shareholder and in some cases must have a signature guarantee . Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures (notarized signatures are not sufficient). When a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


OTHER REDEMPTION MATTERS. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares. Shares for which certificates have been issued may not be redeemed or exchanged by telephone. Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $100,000, unless an investment is made to restore the minimum value.

The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, all distributions on the account will be reinvested in additional Institutional Shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PROGRAM

Investors in Institutional Shares of a Fund are entitled to exchange their shares for Institutional Shares of another Fund if that Fund's shares are eligible for sale in the shareholder's state. Exchanges are subject to minimum investment requirements of the Funds. There is currently no limit on the number of exchanges a shareholder may make. The Trust reserves the right in the future to modify, limit or terminate the exchange privilege upon appropriate notice to shareholders.

Exchanges may be accomplished by written instructions to the Transfer Agent or, for shareholders that have elected telephone exchange privileges, by calling the Transfer Agent and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. During times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement.

7.  DISTRIBUTIONS AND TAX MATTERS

DISTRIBUTIONS

Distributions of each Fund's net investment income are declared daily and paid monthly following the close of the last Fund Business Day of the month. Net capital gain realized by a Fund, if any, will be distributed annually. Fund shares become entitled to receive distributions on the day the shares are issued as described under "Purchases of Shares - General Information." Shares redeemed are not entitled to receive distributions declared on or after the day on which the redemption becomes effective.


Shareholders may choose either to have all distributions of net investment income reinvested in additional Fund shares or received in cash. In addition, shareholders may have all distributions of net capital gain reinvested in additional Fund shares or paid in cash. All distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.


TAX MATTERS

TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, each Fund will not be liable for Federal income taxes on the net investment income and capital gain distributed to its shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should also avoid Federal excise taxes.

Distributions paid by each Fund out of its net investment income (including realized net short-term capital gain) are taxable to the shareholders of the Fund as ordinary income. Distributions of net capital gain, if any, realized by a Fund are taxable to shareholders as capital gain, regardless of the length of time the Fund shares were held by the shareholder at the time of distribution. Different capital gain rates will apply depending on the holding period of the securities sold by the Fund that generated the gain.

THE PORTFOLIOS. The Portfolios are not required to pay Federal income taxes on their net investment income and capital gain, as they are treated as partnerships for Federal income tax purposes. All interest, distributions and gains and losses of a Portfolio are deemed to be "passed through" to the respective Fund in proportion to the Fund's holdings of the Portfolio, regardless of whether the interest, distributions or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

GENERAL. Each Fund is required by Federal law to withhold 31% of reportable payments (which may include income and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security or other tax identification number provided is correct and that the shareholder is not subject to backup withholding.

Reports containing appropriate information with respect to the Federal income tax status of distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

The foregoing is only a summary of some of the Federal tax considerations generally affecting the Funds and their shareholders. The SAI contains a further discussion. Because other Federal, state or local tax considerations may apply, investors are urged to consult their tax advisors.

8.  OTHER INFORMATION

FUND PERFORMANCE

Institutional Shares' performance may be advertised. All performance information is based on historical results, is not intended to indicate future performance and, unless otherwise indicated, is net of all expenses. The Funds may advertise yield, which shows the rate of income a Fund has earned on its investments as a percentage of the Fund's share price. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments for a specified period (net of expenses), divides it by the average number of shares entitled to receive distributions, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the period. A Fund's compounded annualized yield assumes the reinvestment of distributions paid by the Fund, and, therefore will be somewhat higher than the annualized yield for the same period. Each class' performance will vary. The Funds' advertisements may also reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC Financial Data, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature, or reports to shareholders may contain performance rankings. This material is not to be considered representative or indicative of future performance.

DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of each Fund as of 1:00 p.m., Pacific time, on each Fund Business Day. Net asset value per share is determined by dividing the value of the Fund's net assets (the value of its interest in the Portfolio and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. In order to more easily maintain a stable net asset value per share, each Portfolio's portfolio securities are valued at their amortized cost (acquisition cost adjusted for amortization of premium or accretion of discount) in accordance with Rule 2a-7. The Portfolios will only value their portfolio securities using this method if the Core Trust Board believes that it fairly reflects the market-based net asset value per share. The Portfolios' other assets, if any, are valued at fair value by or under the direction of the Core Trust Board.

THE TRUST AND ITS SHARES

The Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the State of Delaware on July 10, 1992. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create classes of shares within each series. Except for the Funds, no other series of shares are currently authorized.


As of December [ ], 1998, [ ]owned of record for the benefit of its various customers, more than 25% of the total outstanding Institutional Shares of Treasury Cash Fund and Cash Fund and, as of that date, may be deemed to have controlled that class. As of that same date, no shareholder owned more than 25% of the outstanding Institutional Shares of Government Cash Fund. From time to time various shareholders may own a large percentage of a class or of a Fund. Accordingly, these shareholders may be able to greatly affect (if not determine) the outcome of any shareholder vote.


Shares issued by the Trust have no conversion, subscription or preemptive rights. Voting rights are not cumulative and the shares of each series or class of the Trust will be voted separately except when an aggregate vote is required by law. Separate votes are taken by each class of a Fund if a matter affects just that class. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available procedures for requiring the Trustees to call a meeting and for removing Trustees.

FUND STRUCTURE

OTHER CLASSES OF SHARES. In addition to Institutional Shares, each Fund currently has two other classes of shares authorized, Universal Shares and Investor Shares. Universal Shares and Investor Shares are offered to the general public and have investment minimums of $1,000,000 and $5,000, respectively. Universal Shares incur less expenses and Investor Shares incur greater expenses than Institutional Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in a Fund. Each share of each Fund is entitled to participate equally in distributions and the proceeds of any liquidation of that Fund except that, due to the differing expenses borne by the various classes, the amount of distributions will differ among the classes.

CORE TRUST STRUCTURE. Each Fund invests all of its assets in its corresponding Portfolio of Core Trust, a business trust organized under the laws of the State of Delaware in September 1994 and registered under the 1940 Act as an open-end management investment company. Accordingly, a Portfolio directly acquires its own securities and its corresponding Fund acquires an indirect interest in those securities. The assets of each Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust. Upon liquidation of a Portfolio, investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.


THE PORTFOLIOS. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. Besides Treasury Cash Fund, Government Cash Fund and Cash Fund, other investment companies invest in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio, respectively. All investors in a Portfolio will invest on the same terms and conditions as the Funds and will pay a proportionate share of the Portfolio's expenses. The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to the relative value of its interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, a Fund will solicit proxies from shareholders of the Fund and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Portfolio may be affected by the actions of other investors in the Portfolio. For example, if other investors redeemed their interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses. A Fund may withdraw its entire investment from a Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Portfolio, by a vote of shareholders, changed the investment objective or policies of the Portfolio in a manner not acceptable to the Board or not permissible by the Fund. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund, resulting in increased risk, and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

Forum has only three years of experience in managing funds that utilize its "Core and Gateway(R)" structure.

ADDITIONAL INFORMATION. Each class of a Fund (and any other investment company that invests in a Portfolio) may have a different expense ratio and different sales charges, including distribution fees, and each class' (and investment company's) performance will be affected by its expenses and sales charges. For more information on any other class of shares of the Funds or concerning any other investment companies that invest in a Portfolio, investors may contact FFS at 800-754-8757. If an investor invests through a financial institution, the investor may also contact their financial institution to obtain information about the other classes or any other investment company investing in a Portfolio.

































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

M O N A R C H  F U N D S
================================================================================

INVESTOR SHARES

Treasury Cash Fund
Government Cash Fund
Cash Fund
                                   PROSPECTUS

                                January [ ], 1999



This Prospectus offers Investor Shares of Treasury Cash Fund, Government Cash Fund and Cash Fund (each a "Fund" and collectively the "Funds"). Each Fund is a diversified money market portfolio of Monarch Funds (the "Trust"), an open-end, management investment company. Each Fund seeks to provide its shareholders with high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Treasury Cash Fund, Government Cash Fund and Cash Fund each seeks to achieve its investment objective by investing all of its investable assets in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio" and collectively the "Portfolios"), respectively. The Portfolios are separate series of Core Trust (Delaware) ("Core Trust"), an open-end, management investment company. See "Other Information - Fund Structure." Accordingly, each Fund's investment experience will correspond directly with that of the Portfolio in which it invests. Through its corresponding Portfolio:

         TREASURY  CASH  FUND  invests   substantially  all  of  its  assets  in
         obligations of the U.S. Treasury and in repurchase agreements backed by these obligations.

         GOVERNMENT CASH FUND invests substantially all of its assets in high-quality obligations of the U.S. Government, its agencies and instrumentalities and in repurchase agreements backed by these obligations.

         CASH FUND invests in a broad spectrum of high-quality money market instruments.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated January [ ], 1999 ("SAI"), which contains more detailed information about the Trust and the Funds and which is available together with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). The SAI, which is incorporated into the Prospectus by reference, also is available without charge by contacting the Trust's distributor, Forum Fund Services, LLC, at Two Portland Square, Portland, Maine 04101.

________________________________________________________________________________

                                                      TABLE OF CONTENTS

1.   Prospectus Summary............................               5.   Purchases of Shares...........................
2.   Financial Highlights..........................               6.   Redemptions of Shares.........................
3.   Investment Objective and Policies.............               7.   Distributions and Tax Matters.................
4.   Management....................................               8.   Other Information.............................

________________________________________________________________________________


ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND IS NOT ENDORSED OR GUARANTEED BY ANY BANK OR ANY AFFILIATE OF A BANK.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  PROSPECTUS SUMMARY

FUND HIGHLIGHTS

This prospectus offers shares of the Investor class ("Investor Shares") of each of the Funds. The Funds operate in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.


MANAGEMENT. Forum Administrative Services, LLC ("Forum") supervises the overall management of the Funds and the Portfolios. Forum Fund Services, LLC ("FFS") is the distributor of the Funds' shares. Forum Investment Advisors, LLC (the "Adviser") is the investment adviser of each Portfolio and provides professional management of the Portfolios' investments. The Trust's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC See "Management" for a description of the services provided and fees charged to the Funds.

SHAREHOLDER SERVICING AND DISTRIBUTION. The Trust has adopted a Shareholder Service Agreement and a Plan of Distribution relating to Investor Shares under which Forum and FFS, respectively, are compensated for various shareholder servicing and distribution related activities. See "Management - Shareholder Servicing" and "Distributor."


PURCHASES AND REDEMPTIONS. The minimum initial investment in Investor Shares is $5,000. The minimum subsequent investment is $100. Investor Shares may be purchased and redeemed Monday through Friday, between the hours of 5:00 a.m. and 3:00 p.m., Pacific time, except on Federal holidays and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). To be eligible to receive that days' income, purchase orders must be received by the Transfer Agent in good order no later than 11:00 a.m., Pacific time. Shareholders may elect to have redemptions of over $5,000 redeemed by bank wire to a designated bank account. To be able to receive redemption proceeds by wire on the day of the redemption, redemption orders must be received by the transfer agent in good order no later than 11:00 a.m., Pacific time. All times may be changed without notice by Fund management due to market activities. See "Purchases of Shares" and "Redemptions of Shares."

EXCHANGES. Shareholders may exchange Investor Shares for Investor Shares of the other Funds. See "Redemptions of Shares - Exchange Program."

DISTRIBUTIONS. Distributions of net investment income are declared daily and paid monthly by each Fund and are automatically reinvested in additional Fund shares unless the shareholder has requested payment in cash. See "Distributions and Tax Matters."

INVESTMENT CONSIDERATIONS. There can be no assurance that any Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Funds invest only in money market instruments, all securities, including U.S. Government Securities, involve some level of investment risk. An investment in a Fund is not insured by the FDIC, nor is it insured or guaranteed against loss of principal.

EXPENSES OF INVESTING IN THE FUNDS


The purpose of the following table is to assist investors in understanding the various expenses that an investor in Investor Shares will bear directly or indirectly. There are no transaction expenses associated with purchases, redemptions or exchanges of Fund shares. For a further description of the various expenses incurred in the operation of the Funds and the Portfolios, see "Management." Expenses for Government Cash Fund are estimated for its fiscal year ending August 31, 1998. Expenses for the other Funds are based on the Funds' fiscal year ended August 31, 1998, restated to reflect current fees.


ANNUAL OPERATING EXPENSES (as a percentage of average net assets) (1)

                                                                   Treasury        Government
                                                                   Cash Fund        Cash Fund         Cash Fund

         Management Fees (2) (after fee waivers)                      0.11%           0.13%             0.14%
         Rule 12b-1 Fees                                              0.25%           0.25%             0.25%
         Other Expenses (after expense reimbursements)                0.46%           0.45%             0.44%
                                                                      -----           -----             -----
         Total Operating Expenses                                     0.82%           0.83%             0.83%


(1) All information includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the expenses of Treasury Cash Fund, Government Cash Fund and Cash Fund would be: Management Fees; 0.14%, 0.13% and 0.14%; Other Expenses; 0.52%, 0.51% and 0.47%; and Total Operating Expenses, 0.91%, 0.90% and 0.86%.


(2) Includes all advisory, management and administration fees.

EXAMPLE

You would pay directly or indirectly the following expenses on a $1,000 investment in Investor Shares, assuming a 5% annual return and redemption at the end of each period:


                                                 One Year         Three Years      Five Years         Ten Years

         Treasury Cash Fund                         $8                $26              $46              $102
         Government Cash Fund                       $8                $26              $46              $103
         Cash Fund                                  $8                $26              $46              $102



The example is based on the expenses listed in the table above and assumes the reinvestment of all distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2.  FINANCIAL HIGHLIGHTS


The following information represents selected data for a single outstanding Investor Share of Treasury Cash Fund and of Cash Fund; as of the date hereof, Investor Shares of Government Cash Fund were not offered. Also shown is selected data for a single outstanding Institutional Share of Treasury Cash Fund and Universal Share of Government Cash Fund and Cash Fund for the periods indicated. Those classes were the first offered for by respective Funds and, accordingly, represent data since each Fund's inception. Until August 31, 1995, the Funds invested directly in portfolio securities. This information has been audited by [ ], independent auditors. The Funds' financial statements and the independent auditors' report thereon are incorporated by reference into the SAI and may be obtained without charge upon request.



                                                                    Ratios to Average Net            Net Assets   Ratio to
                                                                                                         at
                          Beginning           Distributions Ending          Assets                     End of   Average Net
                                                                    -----------------------
                          Net Asset    Net      From Net  Net Asset                Net                 Period      Assets
                          Value Per Investment Investment Value per            Investment    Total     (000's      Gross
                            Share     Income     Income     Share    Expenses    Income     Return    Omitted)  Expenses(a)
TREASURY CASH FUND(C)
 INVESTOR SHARES

Year Ended August 31, 1998  $ 1.00    $0.05     $(0.05)     $ 1.00   0.82%       4.62%     4.72%       $57,957     0.91%
Year Ended August 31, 1997    1.00      0.05      (0.05)      1.00   0.83%       4.55%     4.58%        30,118     0.97%
Oct. 25, 1995 to Aug. 31,     1.00      0.04      (0.04)      1.00   0.83%(b)    4.50%(b)  4.00%         3,980     1.33%(b)

1996

 INSTITUTIONAL SHARES

Year Ended August 31, 1996    1.00      0.05      (0.05)      1.00   0.45%       5.01%     5.15%        79,259     0.69%
Year Ended August 31, 1995    1.00      0.05      (0.05)      1.00   0.42%       5.18%     5.28%        28,530     0.86%
Year Ended August 31, 1994    1.00      0.03      (0.03)      1.00   0.42%       3.03%     3.11%        41,194     0.74%
July 12 to Aug. 31, 1993      1.00    ------     ------       1.00   0.45%(b)    2.65%(b)  2.81%(b)     39,660     1.09%(b)


GOVERNMENT CASH FUND(C)
 UNIVERSAL SHARES

Year Ended August 31, 1998    1.00     0.05       (0.05)      1.00   0.18%       5.48%     5.63%       253,644     0.26%
Year Ended August 31, 1997    1.00     0.05       (0.05)      1.00   0.17%       5.35%     5.49%       230,410     0.26%
Year Ended August 31, 1996    1.00     0.05       (0.05)      1.00   0.19%       5.43%     5.59%       248,986     0.28%
Year Ended August 31, 1995    1.00     0.06       (0.06)      1.00   0.24%       5.46%     5.78%       182,546     0.52%
Year Ended August 31, 1994    1.00     0.04       (0.04)      1.00   0.28%       3.48%     3.64%       158,798     0.49%
Oct. 29, 1992 to Aug. 31,     1.00     0.03       (0.03)      1.00   0.21%(b)    3.19%(b)  3.23%(b)    158,516

  1993                                                                                                            0.52%(b)

CASH FUND(C)
 INVESTOR SHARES

Year Ended August 31, 1998   1.00      0.05       (0.05)     1.00    0.83%       4.86%     4.97%       181,754     0.86%
Year Ended August 31, 1997   1.00      0.05       (0.05)     1.00    0.83%       4.72%     4.81%        76,480     0.85%
Year Ended August 31, 1996   1.00      0.05       (0.05)     1.00    0.83%       4.68%     4.95%        32,731     0.96%
June 16 to Aug. 31, 1995     1.00      0.01       (0.01)     1.00    0.84%(b)    5.32%(b)  5.14%(b)      4,665      3.76%(b)


 UNIVERSAL SHARES
Year Ended August 31, 1995    1.00     0.06       (0.06)      1.00   0.27%       5.59%     5.75%        26,525     0.56%
Year Ended August 31, 1994    1.00     0.04       (0.04)      1.00   0.27%       3.50%     3.69%        22,105     0.55%
Dec. 1, 1992 to Aug. 31,      1.00     0.03       (0.03)      1.00   0.25%(b)    3.29%(b)  3.36%        47,854
  1993                                                                                                            0.62%(b)

(a) During each period, various fees and expenses were waived and reimbursed, respectively. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements for the Fund and its respective Portfolio.

(b)  Annualized.


(c) As of August 31, 1998, the net assets of each Fund (combining the assets of each class of shares) was: Treasury Cash Fund, $149,329,590, Government Cash Fund, $699,288,136, and Cash Fund, $573,561,896.

3.  INVESTMENT OBJECTIVE AND POLICIES

Each Fund has an investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolios (and the responsibilities of Core Trust's board of trustees (the "Core Trust Board")), it applies equally to the Funds (and the Trust's board of trustees (the "Board").

INVESTMENT OBJECTIVE

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective. There can be no assurance that any Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES


Each Portfolio invests only in high quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, pursuant to procedures adopted by the Core Trust Board, to be eligible for purchase and to present minimal credit risks. High quality instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by the Adviser to be of comparable quality. A description of the rating categories of certain NRSROs, such as Standard & Poor's Corporation, a Division of The McGraw Hill Companies, and Moody's Investors Service, Inc., is contained in the SAI.


Each Portfolio invests only in instruments that have a remaining maturity of 397 days or less (as calculated under Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act")) and maintains a dollar-weighted average portfolio maturity of 90 days or less. Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. As used in this prospectus, "U.S. Government Securities" means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities and "Treasury Securities" means U.S. Treasury bills and notes and other U.S. Government Securities which are guaranteed as to principal and interest by the U.S. Treasury.

Although each Portfolio only invests in high quality money market instruments, an investment in a Portfolio is subject to risk even if all securities in the Portfolio's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value when there is a change in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TREASURY CASH FUND

Treasury Cash Portfolio seeks to attain its investment objective by investing substantially all of its assets in Treasury Securities and in repurchase agreements backed by Treasury Securities.

GOVERNMENT CASH FUND

Government Cash Portfolio seeks to attain its investment objective by investing substantially all of its assets in U.S. Government Securities and in repurchase agreements backed by U.S. Government Securities. The U.S. Government Securities in which the Portfolio may invest include Treasury Securities and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

CASH FUND

Cash Portfolio seeks to attain its investment objective by investing in a broad spectrum of money market instruments. The Portfolio may invest in (i) obligations of domestic financial institutions, (ii) U.S. Government Securities (see "Investment Objective and Policies - Government Cash Portfolio") and (iii) corporate debt obligations of domestic issuers.

Financial institution obligations include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of banks (including savings banks and savings associations) and their foreign branches. The Portfolio limits its investments in bank obligations to banks which at the time of investment have total assets in excess of one billion dollars. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are debt obligations of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield.

Corporate debt obligations include commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations. The Portfolio may also invest in commercial paper or other corporate securities issued in "private placements" without registration under the Securities Act of 1933. These "restricted securities" are restricted as to disposition under the Federal securities laws in that any sale of these securities may not be made absent registration under the Securities Act of 1933 or an appropriate exemption therefrom.

ADDITIONAL INVESTMENT POLICIES

Each Fund's and each Portfolio's investment objective and certain investment limitations, as described in the SAI, may not be changed without approval of the holders of a majority of the Fund's or Portfolio's, as applicable, outstanding voting securities (as defined in the 1940 Act). Except as otherwise indicated in this prospectus or in the SAI, investment policies of a Fund or a Portfolio may be changed by the applicable board of trustees without shareholder approval. Each Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets. Each Portfolio is permitted to hold cash in any amount pending investment in securities and may invest in other investment companies that intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. To the extent a Portfolio invests in other money funds, it will indirectly bear the expenses of those funds. A further description of the Funds' and the Portfolios' investment policies is contained in the SAI.

REPURCHASE AGREEMENTS. Each Portfolio may seek additional income or liquidity by entering into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Portfolios' custodian holds the underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements involve certain risks not associated with direct investment in securities. The Portfolios, however, intend to enter into repurchase agreements only with sellers which the Adviser believes present minimal credit risks in accordance with guidelines established by the Core Trust Board. In the event that a seller defaulted on its repurchase obligation, however, a Portfolio might suffer a loss.

LIQUIDITY. To ensure adequate liquidity, each Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements not entitling the Portfolio to payment of principal within seven days. There may not be an active secondary market for securities held by a Portfolio. The value of securities that have a limited market tend to fluctuate more than those that have an active market. For this reason, a Portfolio could suffer a loss with respect to such securities. The Adviser monitors the liquidity of the Portfolios' investments, but there can be no guarantee that an active secondary market will exist.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. In order to assure itself of being able to obtain securities at prices which the Adviser believes might not be available at a future time, each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation and no interest on the securities accrues to a Portfolio until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Commitments for when-issued or delayed delivery transactions will be entered into only when a Portfolio has the intention of actually acquiring the securities. Failure by the other party to deliver a security purchased by a Portfolio may result in a loss or missed opportunity to make an alternative investment.


VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Portfolios invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Securities with ultimate maturities of greater than 397 days may be purchased only in accordance with the provisions to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features that comply with certain requirements and certain long-term U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on more than one interest rate or index, or on an interest rate or index that materially lags short-term market rates (these prohibited securities are often referred to as "derivative" securities). All variable and floating rate securities purchased by a Portfolio will have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime Rate.

FINANCIAL INSTITUTION GUIDELINES. Treasury Cash Portfolio and Government Cash Portfolio invest only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators. In addition, these Portfolios limit their investments to those permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act and the applicable rules and regulations of the National Credit Union Administration. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage and to investments that permit Fund shares to qualify as liquid assets and as short-term liquid assets.

4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board and the business of Core Trust is managed under the direction of the Core Trust Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust. The SAI contains general background information about the trustees and officers of the Trust and of Core Trust.

ADMINISTRATOR AND INVESTMENT ADVISER

Forum supervises the overall management of the Trust, including overseeing the Trust's receipt of services, advising the Trust and the Trustees on matters concerning the Trust and its affairs, and providing the Trust with general office facilities and certain persons to serve as officers. For these services and facilities, Forum receives a fee at an annual rate of 0.05% of the daily net assets of each Fund. Forum also serves as administrator of Core Trust and provides administrative services for each Portfolio that are similar to those provided to the Funds. For its administrative services to the Portfolios, Forum receives a fee at an annual rate of 0.05% of the average daily net assets of each Portfolio.


As of the date hereof Forum and its affiliates acted as administrator and distributor of registered investment companies with assets of approximately $38 billion. As of the date of this Prospectus, Forum, FFS, the Adviser and the Trust's transfer agent were each controlled by John Y. Keffer, an officer and Trustee of the Trust and of Core Trust. Forum, FFS and the Adviser are located at Two Portland Square, Portland, Maine 04101.


Subject to the general  supervision  of the Core Trust Board,  the Adviser makes investment decisions for each Portfolio and monitors the Portfolios' investments. In addition to the Portfolios, the Adviser currently provides investment advisory services to six other mutual funds, including one money market fund. Under supervision of the Adviser, Mr. Anthony R. Fischer, Jr. acts as each Portfolio's portfolio manager pursuant to a consulting agreement with the Adviser.

For its services, the Adviser receives from each Portfolio an advisory fee based upon the total average daily net assets of the three Portfolios ("Total Portfolio Assets") that is calculated on a cumulative basis as follows: 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets.

DISTRIBUTOR


FFS, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., serves as each Fund's distributor. FFS acts as the agent of the Trust in connection with the offering of shares of the Funds. In order to facilitate the distribution of Investor Shares, the Trust has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor Shares. Under the Plan, FFS receives a fee at an annual rate of 0.25% of the average daily net assets of each Fund attributable to Investor Shares as compensation for FFS's services as distributor. From this amount, FFS may make payments to various financial institutions, including broker-dealers, banks and trust companies as compensation for services or reimbursement of expenses in connection with the distribution of shares or the provision of various shareholder services. If the distribution related expenses of FFS exceed its Rule 12b-1 fees for any Fund, the Fund will not be obligated to pay FFS an additional amount and if FFS's distribution related expenses are less than its Rule 12b-1 fees, FFS will realize a profit.

SHAREHOLDER SERVICING


TRANSFER AND DIVIDEND DISBURSING AGENT. Forum Shareholder Services, LLC (the "Transfer Agent"), a registered transfer agent, acts as the Trust's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Funds (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and related functions.


The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Trust. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. For its services, the Transfer Agent is paid a transfer agent fee at an annual rate of 0.20% of the average daily net assets of each Fund attributable to Investor Shares plus $12,000 per year for each Fund and certain account and additional class charges and is reimbursed for certain expenses incurred on behalf of the Funds.

SHAREHOLDER SERVICE AGENTS. The Trust has adopted a shareholder service agreement ("Shareholder Service Agreement") which provides that, as compensation for Forum's service activities with respect to the Investor Shares, the Trust shall pay Forum a fee at an annual rate of 0.20% of the average daily net assets attributable to Investor Shares. Forum is authorized to enter into shareholder servicing agreements pursuant to which a shareholder servicing agent, on behalf of its customers, performs certain shareholder services not otherwise provided by the Transfer Agent. As compensation for its services, the shareholder servicing agent, which will be a Participating Organization, is paid a fee by Forum of up to 0.20% of the average daily net assets of Investor Shares owned by investors for which the shareholder service agent maintains a servicing relationship. Certain shareholder servicing agents may be subtransfer or processing agents.

Among the services provided by shareholder servicing agents are answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request.

EXPENSES

Each Fund bears all of its expenses, which include Trust expenses attributable to the Fund, which are allocated to the Fund, and expenses not specifically attributable to any Fund, which are allocated among the Funds in proportion to their average net assets. Each service provider may elect to waive (or continue to waive) all or a portion of its fees and may reimburse a Fund for certain expenses. Any such waivers or reimbursements will have the effect of increasing the Fund's performance for the period during which the waiver or reimbursement is in effect. No fee waivers may be recouped at a later date.

5.  PURCHASES OF SHARES

GENERAL INFORMATION

All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases only from shareholders of record and new investors. The minimum initial investment in Investor Shares is $5,000. The minimum subsequent investment is $100. Shareholders of record will receive from the Trust monthly statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice.

Fund shares are sold on a continuous basis at their next determined net asset value on all Fund Business Days. Fund shares are issued immediately following the next determination of the Fund's net asset value made after an order for the shares in proper form, accompanied by funds on deposit at a Federal Reserve Bank ("Federal Funds"), is received by the Transfer Agent. An investor's funds will not be accepted or invested by a Fund during the period before the Fund's receipt of Federal Funds. The Trust reserves the right to reject any subscription for the purchase of Fund shares.

Investors may obtain the account application necessary to open an account or obtain additional information or assistance by contacting the Trust at
800-754-8757 or writing Imperial Securities Corporation at the following address:

              Imperial Securities Corporation
              9920 South La Cienega Boulevard
              14th Floor
              Inglewood, California 90301

Purchase orders for Investor Shares will be accepted on Fund Business Days until 3:00 p.m., Pacific time. In order to receive distributions for the day of investment, orders and payment must be received by the Transfer Agent as follows:

              Order Must be Received by              Payment Must be Received by
              -------------------------              ---------------------------
              11:00 a.m., Pacific time               1:00 p.m., Pacific time

If a purchase order is transmitted to the Transfer Agent after 11:00 a.m., Pacific time, or the wire is received after 1:00 p.m., Pacific time, the investor will not receive a distribution on that day. On days that the New York Stock Exchange or San Francisco Federal Reserve Bank closes early or the Public Securities Association recommends that the government securities markets close early, the Trust may advance the time by which the Transfer Agent must receive completed wire purchase orders and the cut-off times in the above table.

INITIAL PURCHASE PROCEDURES

BY BANK WIRE. To make an initial investment in a Fund using the federal wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at 800-754-8757 to obtain an account number. The investor should then wire the investor's money immediately to:

              Imperial Bank
              ABA# 122201444

              For Credit To:  Forum Shareholder Services, LLC
              Account #: 09075-933

                  Re: [Name of Fund] - Investor Shares
                  Account #:__________________________
                  Account Name:_________________________

The investor should then promptly complete and mail the account application. Payment in the form of a bank wire is treated as a Federal Funds payment received at the time the wire is received.

BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Transfer Agent at the address listed above. Checks are accepted at full value subject to collection.

THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Participating Organizations"). Participating Organizations may charge a fee for their services and may otherwise act as processing agents. Participating Organizations are responsible for promptly transmitting purchase, redemption and other requests to the Funds.


Investors who purchase shares in this manner will be subject to the procedures of their Participating Organization, which may include investment minimums, cutoff times and other restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. Investors purchasing Fund shares in this manner should acquaint themselves with their Participating Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Participating Organization. Investors purchasing shares in this manner may or may not be the shareholder of record and, subject to their Participating Organization's procedures, may have Fund shares transferred into their name. Certain states permit shares to be purchased and redeemed only through registered broker-dealers, including FFS.


SUBSEQUENT INVESTMENTS
There is a $100 minimum for subsequent investments in a Fund, which may be made by bank wire, by check or through Participating Organizations. Shareholders using the wire system for subsequent investments should first telephone the Transfer Agent at 800-754-8757 to notify it of the wire transfer.

6.  REDEMPTIONS OF SHARES

GENERAL INFORMATION

Fund shares may be redeemed without charge at their next determined net asset value on any Fund Business Day following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). There is no minimum period of investment and no restriction on the frequency of redemptions. Redemption proceeds are paid by check mailed to the shareholder's record address immediately following any redemption unless the shareholder has elected wire redemption privileges. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

Redemption proceeds from the Portfolios may be made wholly or partially in portfolio securities if the Adviser determines it to be in the best interests of the Portfolio. Similarly, redemption proceeds from a Fund may be made wholly or partially in portfolio securities if it is determined to be in the best interests of the Fund.

Redemption orders for Investor Shares will be accepted on Fund Business Days until 3:00 p.m., Pacific time. In order to receive redemption proceeds by wire, a redemption order must be received by the Transfer Agent by 11:00 a.m., Pacific time.

For redemption orders received after 11:00 a.m., Pacific time, the Transfer Agent will wire proceeds the next Fund Business Day. On days that the New York Stock Exchange or San Francisco Federal Reserve Bank closes early or the Public Securities Association recommends that the government securities markets close early, the Trust may advance the time by which the Transfer Agent must receive completed wire redemption orders.


If a shareholder elects telephone redemption or exchange privileges, as long as the Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of immediate written confirmation by facsimile or otherwise), the Trust, the Transfer Agent and FFS are not responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized telephone redemption or exchange requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.


REDEMPTION PROCEDURES

Shareholders that wish to redeem shares by telephone or to have redemption proceeds transmitted by bank wire must elect these options by properly completing the appropriate sections of their account application.

Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any share certificates that may have been issued to the shareholder or, for shareholders that have elected telephone redemption privileges, by calling the Transfer Agent and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and a shareholder identification number. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement.

BANK WIRE REDEMPTION. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application.

BY CHECK. Shareholders electing check writing privileges will be provided with redemption drafts ("checks") drawn on the Fund's account which may be made out in an amount of $500 or more. When a check is presented for payment, the number of shares required to cover the amount of the check will be redeemed from the shareholder's account. If the amount of a check is greater than the value of the shares owned by the shareholder for which certificates have not been issued, the check will not be honored. If the amount of the check is less than $500, the check will be honored and shareholders will be charged a $10 fee, which will be paid by an immediate redemption from the shareholder's account. Shareholders will be subject to the Trust's rules and regulations governing the check writing privilege, as amended from time to time. The check writing privilege is not available for IRA accounts.


SIGNATURE GUARANTEES. A signature guarantee is required for written requests to redeem shares whose value exceeds $50,000 (other than an exchange) and for any instruction to change the shareholder's record name, to redeem shares in an account for which the address or registration has changed within the last 30 days, to transmit redemption proceeds to an account other than the address of record or a preauthorized bank account or to a person other than the registered owners or to an account with a different registration, to change the shareholder's distribution election or the telephone redemption or other option elected on an account. In addition, all share certificates submitted for redemption (or exchange) must be endorsed by the shareholder and in some cases must have a signature guarantee. Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures (notarized signatures are not sufficient). When a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


OTHER REDEMPTION MATTERS. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares. Shares for which certificates have been issued may not be redeemed or exchanged by telephone. Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $5,000, unless an investment is made to restore the minimum value.

The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, all distributions on the account will be reinvested in additional Investor Shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PROGRAM

Investors in Investor Shares of a Fund are entitled to exchange their shares for Investor Shares of another Fund if that Fund's shares are eligible for sale in the shareholder's state. Exchanges are subject to minimum investment requirements of the Funds. There is currently no limit on the number of exchanges a shareholder may make. The Trust reserves the right in the future to modify, limit or terminate the exchange privilege upon appropriate notice to shareholders.

Exchanges may be accomplished by written instructions to the Transfer Agent or, for shareholders that have elected telephone exchange privileges, by calling the Transfer Agent and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. During times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement.

7.  DISTRIBUTIONS AND TAX MATTERS

DISTRIBUTIONS

Distributions of each Fund's net investment income are declared daily and paid monthly following the close of the last Fund Business Day of the month. Net capital gain realized by a Fund, if any, will be distributed annually. Fund shares become entitled to receive distributions on the day the shares are issued as described under "Purchases of Shares - General Information." Shares redeemed are not entitled to receive distributions declared on or after the day on which the redemption becomes effective.


Shareholders may choose either to have all distributions of net investment income reinvested in additional Fund shares or received in cash. In addition, shareholders may have all distributions of net capital gain reinvested in additional Fund shares or paid in cash. All distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.


TAX MATTERS

TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, each Fund will not be liable for Federal income taxes on the net investment income and capital gain distributed to its shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should also avoid Federal excise taxes.

Distributions paid by each Fund out of its net investment income (including realized net short-term capital gain) are taxable to the shareholders of the Fund as ordinary income. Distributions of net capital gain, if any, realized by a Fund are taxable to shareholders as capital gain, regardless of the length of time the Fund shares were held by the shareholder at the time of distribution. Different capital gain rates will apply depending on the holding period of the securities sold by the Fund that generated the gain.

THE PORTFOLIOS. The Portfolios are not required to pay Federal income taxes on their net investment income and capital gain, as they are treated as partnerships for Federal income tax purposes. All interest, distributions and gains and losses of a Portfolio are deemed to be "passed through" to the respective Fund in proportion to the Fund's holdings of the Portfolio, regardless of whether the interest, distributions or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

GENERAL. Each Fund is required by Federal law to withhold 31% of reportable payments (which may include income and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security or other tax identification number provided is correct and that the shareholder is not subject to backup withholding.

Reports containing appropriate information with respect to the Federal income tax status of distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

The foregoing is only a summary of some of the Federal tax considerations generally affecting the Funds and their shareholders. The SAI contains a further discussion. Because other Federal, state or local tax considerations may apply, investors are urged to consult their tax advisors.

8.  OTHER INFORMATION

FUND PERFORMANCE

Investor Shares' performance may be advertised. All performance information is based on historical results, is not intended to indicate future performance and, unless otherwise indicated, is net of all expenses. The Funds may advertise yield, which shows the rate of income a Fund has earned on its investments as a percentage of the Fund's share price. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments for a specified period (net of expenses), divides it by the average number of shares entitled to receive distributions, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the period. A Fund's compounded annualized yield assumes the reinvestment of distributions paid by the Fund, and, therefore will be somewhat higher than the annualized yield for the same period. Each class' performance will vary. The Funds' advertisements may also reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC Financial Data, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature, or reports to shareholders may contain performance rankings. This material is not to be considered representative or indicative of future performance.

DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of each Fund as of 1:00 p.m., Pacific time, on each Fund Business Day. Net asset value per share is determined by dividing the value of the Fund's net assets (the value of its interest in the Portfolio and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. In order to more easily maintain a stable net asset value per share, each Portfolio's portfolio securities are valued at their amortized cost (acquisition cost adjusted for amortization of premium or accretion of discount) in accordance with Rule 2a-7. The Portfolios will only value their portfolio securities using this method if the Core Trust Board believes that it fairly reflects the market-based net asset value per share. The Portfolios' other assets, if any, are valued at fair value by or under the direction of the Core Trust Board.

THE TRUST AND ITS SHARES

The Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the State of Delaware on July 10, 1992. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create classes of shares within each series. Except for the Funds, no other series of shares are currently authorized.


As of December [ ], 1998, there were no outstanding Investor Shares of Government Cash Fund, and no shareholder beneficially owned more than 25% of the outstanding Investor Shares of the other two Funds. From time to time various shareholders may own a large percentage of a class or of a Fund. These shareholders may be deemed to be controlling persons of a class, a Fund or the Trust, and may be able to greatly affect (if not determine) the outcome of any shareholder vote.


Shares issued by the Trust have no conversion, subscription or preemptive rights. Voting rights are not cumulative and the shares of each series or class of the Trust will be voted separately except when an aggregate vote is required by law. Separate votes are taken by each class of a Fund if a matter affects just that class. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available procedures for requiring the Trustees to call a meeting and for removing Trustees.

FUND STRUCTURE

OTHER CLASSES OF SHARES. In addition to Investor Shares, each Fund may create and issue shares of other classes of securities. Each Fund currently has two other classes of shares authorized, Universal Shares and Institutional Shares. Universal Shares are offered to the general public and have an investment minimum of $1,000,000. Institutional Shares are offered solely through banks, trust companies and certain other financial institutions, and their affiliates and correspondents, for investment of their funds or funds for which they act in a fiduciary, agency or custodial capacity. Universal Shares and Institutional Shares incur less expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in a Fund. Each share of each Fund is entitled to participate equally in distributions and the proceeds of any liquidation of that Fund except that, due to the differing expenses borne by the various classes, the amount of distributions will differ among the classes.

CORE TRUST STRUCTURE. Each Fund invests all of its assets in its corresponding Portfolio of Core Trust, a business trust organized under the laws of the State of Delaware in September 1994 and registered under the 1940 Act as an open-end management investment company. Accordingly, a Portfolio directly acquires its own securities and its corresponding Fund acquires an indirect interest in those securities. The assets of each Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust. Upon liquidation of a Portfolio, investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.


THE PORTFOLIOS. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. Besides Treasury Cash Fund, Government Cash Fund and Cash Fund, other investment companies invest in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio. All investors in a Portfolio will invest on the same terms and conditions as the Funds and will pay a proportionate share of the Portfolio's expenses. The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to the relative value of its interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, a Fund will solicit proxies from shareholders of the Fund and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Portfolio may be affected by the actions of other investors in the Portfolio. For example, if other investors redeemed their interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses. A Fund may withdraw its entire investment from a Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Portfolio, by a vote of shareholders, changed the investment objective or policies of the Portfolio in a manner not acceptable to the Board or not permissible by the Fund. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund, resulting in increased risk, and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. Forum has only three years of experience in managing funds that utilize its "Core and Gateway(R)" structure.

ADDITIONAL INFORMATION. Each class of a Fund (and any other investment company that invests in a Portfolio) may have a different expense ratio and different sales charges, including distribution fees, and each class' (and investment company's) performance will be affected by its expenses and sales charges. For more information on any other class of shares of the Funds or concerning any other investment companies that invest in a Portfolio, investors may contact FFS at 800-754-8757. If an investor invests through a financial institution, the investor may also contact their financial institution to obtain information about the other classes or any other investment company investing in a Portfolio.














NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

M O N A R C H  F U N D S
================================================================================

TREASURY CASH FUNDS
GOVERNMENT CASH FUND
CASH FUND



                       STATEMENT OF ADDITIONAL INFORMATION
                                 January [  ], 1999




Monarch Funds is a registered, open-end management investment company. This Statement of Additional Information supplements the Prospectuses (dated January 1, 1999) offering shares of each class of Treasury Cash Fund, Government Cash Fund and Cash Fund, each a portfolio of the Trust, and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained without charge by contacting the Trust at P.O. Box 446, Portland, Maine 04101.



                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
         1.       INVESTMENT POLICIES                                         2
         2.       INVESTMENT LIMITATIONS                                      6
         3.       INVESTMENTS BY FINANCIAL INSTITUTIONS                       8
         4.       PERFORMANCE DATA AND ADVERTISING                            9
         5.       MANAGEMENT                                                 11
         6.       DETERMINATION OF NET ASSET VALUE                           21
         7.       PORTFOLIO TRANSACTIONS                                     21
         8.       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION             22
         9.       TAXATION                                                   24
         10.      OTHER INFORMATION                                          24
         11.      FINANCIAL STATEMENTS                                       25

                  APPENDIX A - DESCRIPTION OF CERTAIN SECURITIES RATINGS     27
                  APPENDIX B - PERFORMANCE DATA                              29
                  APPENDIX C- MISCELLANEOUS TABLES                           31

DEFINITIONS

As used in this Statement of Additional Information, the following terms shall have the meanings listed:

         "Administrator" means Forum Administrative Services, LLC

         "Adviser" means Forum Investment Advisors, LLC.

         "Board" means the Board of Trustees of the Trust.

         "Core Trust" means Core Trust (Delaware).

         "Core Trust Board" means the Board of Trustees of Core Trust.


         "FSS" means Forum Shareholder Services, LLC.

         "Forum" means Forum Fund Services, LLC.

         "FAcS" means Forum Accounting Services, LLC.


          "Fund" means each of Treasury Cash Fund, Government Cash Fund and Cash Fund.

          "Fund Business Day" shall have the meaning ascribed thereto in the Prospectuses of the Funds.

         "NRSRO" means a nationally recognized statistical rating organization.


          "Portfolio" means each of Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio.


         "SAI" means this Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "Trust" means Monarch Funds.

          "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1940 Act" means the Investment Company Act of 1940, as amended.

1.       INVESTMENT POLICIES

Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio of Core Trust.

Each Fund has a fundamental investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. The investment policies of each Fund and its corresponding Portfolio are substantially identical.
Therefore, although this and the following sections discuss the investment policies of the Portfolios (and the responsibilities of the Core Trust Board), it applies equally to the Funds (and the Board). Information with respect to periods prior to September 1, 1995, the date the Funds initially invested in the Portfolios, reflects information with respect to the Funds.

Following  is  information   pertaining  to  the  investment  policies  of  each
Portfolio, which supplements the investment policy information contained in the Funds' Prospectuses.

The Portfolio currently are prohibited from purchasing any security issued by the Federal Home Loan Mortgage Corporation. This does not prohibit the Portfolios from entering into repurchase agreements collateralized with securities issued by the Federal Home Loan Mortgage Corporation.

RATINGS AS INVESTMENT CRITERIA


Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a Division of The McGraw Hill Companies ("S&P") and other NRSROs are private services that provide ratings of the credit quality of debt obligations. A description of the higher quality ratings assigned to debt securities by several NRSROs is included in Appendix A to this SAI. The Portfolios use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. The Adviser, and in certain cases the Core Trust Board, will consider such an event in determining whether the Portfolio should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to developments and events, so that an issuer's current financial condition may be better or worse than the rating indicates.


SMALL BUSINESS ADMINISTRATION SECURITIES


Each Portfolio may purchase securities issued by the Small Business Administration ("SBA"). SBA securities are variable rate securities that carry the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime rate. SBA securities generally have maturities at issue of up to 25 years. No Portfolio may purchase an SBA Security if, immediately after the purchase, (1) the Portfolio would have more than 15% of its net assets invested in SBA securities, (2) the total unamortized premium on SBA Securities with a premium held by the Portfolio divided by the sum of the par amount of all SBA securities with a premium held by the portfolio would exceed 0.25% of the Portfolios' net assets or (3) the total unamortized discount on SBA Securities with a discount held by the Portfolio divided by the sum of the par amount of all SBA securities with a discount held by the portfolio would exceed 0.25% of the Portfolios' net assets. Premium is the amount above par for which a security is purchased and discount is the amount below par for which a security is purchased.


MORTGAGE BACKED SECURITIES

The Portfolios may purchase adjustable rate mortgage backed or other asset backed securities (such as SBA securities) that are U.S. Government Securities or, in the case of Treasury Cash Portfolio, that are U.S. Treasury Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities. Some adjustable rate U.S. Government Securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

Adjustable rate mortgage backed securities ("MBSs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Government Cash Portfolio and Cash Portfolio will only invest in adjustable rate MBSs that are U.S. Government Securities. MBSs represent an interest in a pool of mortgages made by lenders such as commercial banks, savings associations, mortgage bankers and mortgage brokers and may be issued by governmental or government-related entities or by non-governmental entities such as commercial banks, savings associations, mortgage bankers and other secondary market issuers.

Interests in pools of MBSs differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, MBSs provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of MBSs are caused by prepayments resulting from the sale of the underlying property or the refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of MBSs, and occur more often during periods of declining interest rates.


Although the rate adjustment feature of MBSs may act as a buffer to reduce sharp changes in the value of MBSs, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on MBSs may lag behind changes in prevailing market interest rates. Also, some MBSs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

During the periods of declining interest rates, income to the Portfolios derived from mortgages which are not prepared will decrease as the coupon rate resets along with the decline in interest rates in contrast to the income on fixed-rate mortgages, which will remain constant. At times, some of the MBSs in which the Portfolios will invest will have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Portfolios to suffer a loss equal to the unamortized premium, if any.

During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Portfolios' investments may lag behind changes in market interest rates. This may result in a slightly lower value until the coupons reset to market rates. Many MBSs in the Portfolios' portfolios will have "caps" that limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and fluctuation in interest rates above these levels could cause these securities to "cap out" and to behave more like fixed-rate debt securities.

The Portfolios may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by MBSs or by pools of conventional mortgages. (See "Investment by Shareholders that are Credit Unions - Government Cash Portfolio and Treasury Cash Portfolio.") CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class I" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in pre-payments of the obligations comprising the collateral pool.

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid.

Government or private entities may create new types of MBSs in response to changes in the market or changes in government regulation of such securities. As new types of these securities are developed and offered to investors, the Adviser may, consistent with the investment objective and policies of a Portfolio, consider making investments in such new types of securities.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. At the time, a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Failure of an issuer to deliver the security may result in the Portfolio incurring a loss or missing an opportunity to make an alternative investment. When a Portfolio agrees to purchase a security on a when-issued or delayed delivery basis, its custodian will maintain in a segregated account cash, U.S. Government Securities or other liquid securities with a market value at all times at least equal to the amount of the Portfolio's commitment.

ILLIQUID SECURITIES

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purchase means repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

The Core Trust Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Core Trust Board has delegated the function of making day-to-day determination of liquidity to the Adviser and, with respect to certain types of restricted securities which may be deemed to be illiquid, has adopted guidelines to be followed by the Adviser. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades and quotations of the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; (5) whether the security is registered; and (6) if the security is not traded in the United States, whether it can be freely traded in a liquid foreign securities market. The Adviser monitors the liquidity of the securities in each Portfolio's portfolio and reports periodically to the Core Trust Board.


Certificates of deposit and fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated by a Portfolio as illiquid securities if there is no readily available market for the instrument.


REPURCHASE AGREEMENTS AND SECURITIES LOANS

In connection with entering into repurchase agreements and securities loans, the Portfolios require continual maintenance by the Trust's custodian of the market value of the underlying collateral in amounts equal to, or in excess of, the repurchase price plus the transaction costs (including loss of interest) that the Portfolios could expect repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for the Portfolio's benefit. The Adviser monitors the creditworthiness of its repurchase agreement counterparties and securities borrowers under the Core Trust Board's general supervision and pursuant to specific Core Trust Board adopted procedures.

VARIABLE AND FLOATING RATE SECURITIES

The yield of variable and floating rate securities varies in relation to changes in specific money market rates, such as the Prime rate. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. Accordingly, as interest rates increase or decrease, the capital appreciation or depreciation may be less on these obligations than for fixed rates obligations. To the extent that the Portfolios invest in long-term variable or floating rate securities, the Adviser believes that the Portfolios may be able to take advantage of the higher yield that is usually paid on long-term securities.

Cash Portfolio also may purchase variable and floating rate master notes of corporations, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on two interest rates or indexes, on an interest rate or index that materially lags short-term market rates. All variable and floating rate securities purchased by the Portfolio have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime rate.

INVESTMENT COMPANY SECURITIES

In connection with managing their cash positions, the Portfolios may invest in the securities of other investment companies that are money market funds within the limits proscribed by the 1940 Act. Under normal circumstances, each Portfolio invests up to 15% of its assets in money market funds. Each Portfolio only invests in money market funds when it has excess cash and the Adviser believes that the investment is in the best interest of the Portfolio. In addition to a Portfolio's expenses (including the various fees), as a shareholder in another investment company, a Portfolio bears its pro rata portion of the other investment company's expenses (including fees). Those expenses are not part of the Portfolio's (or Fund's) expense ratio, but rather are reflected in the yield of the investment in the money market fund.

ZERO-COUPON SECURITIES

All zero-coupon securities in which the Portfolio invests will have a maturity of less than 13 months.

2.       INVESTMENT LIMITATIONS

The Portfolios have adopted the following fundamental investment limitations that cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the Portfolio or (ii) 67% of the interests of the Portfolio present or represented at an interestholders meeting at which the holders of more than 50% of the outstanding interests of the Portfolio are present or represented. Each Portfolio may not:

         (1) With respect to 75% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer.

         (2) Purchase securities if, immediately after the purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities.

         (3) Underwrite securities of other issuers, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

         (4) Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

         (5) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

         (6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets.

         (7) Issue senior securities except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish.

         (8) Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

         (9) With respect to Government Cash Portfolio, purchase or hold any security that (i) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets and (ii) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Portfolio not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

The Portfolios have adopted the following nonfundamental investment limitations that may be changed by the Core Trust Board without shareholder approval. Each Portfolio may not:

         (a) With respect to 100% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, unless the investment is permitted by Rule 2a-7 under the 1940 Act.

         (b) Purchase securities for investment while any borrowing equaling 5% or more of the Portfolio's total assets is outstanding; and if at any time the Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets.

         (c) Purchase securities that have voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

         (d) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

         (e) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation. For purposes of limitation (2): (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies are divided according to their services (for example, gas, gas transmission, electronic and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

Each Fund has adopted the same fundamental and nonfundamental investment limitations. The Fund's fundamental limitations cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. In addition, the Funds have adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), each Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund or Portfolio, as applicable.

3.       INVESTMENTS BY FINANCIAL INSTITUTIONS

INVESTMENT BY SHAREHOLDERS THAT ARE BANKS - GOVERNMENT CASH PORTFOLIO

Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Portfolio's portfolio will be modified accordingly, including by disposing of portfolio securities or other instruments that no longer qualify under the Guidelines. In addition, the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. If the Portfolio's portfolio includes any instruments that would be subject to a restriction as to amount held by a National bank, investment in the Portfolio may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Portfolio shares should quality for a 20% risk weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a fund may be assigned to the 100% risk-weight category if it is determined that the fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Portfolio. Their are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Portfolio shares will be evaluated by bank examiners.


Before acquiring Fund shares, prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are United States branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund shares is permissible and in compliance with any applicable investment or other limits.


Fund shares held by National banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares, and thereafter may be required to review its investment in a Fund for the purpose of verifying compliance with applicable Federal banking laws, regulations and policies.

National banks generally must review their holdings of shares of a Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, the Portfolios will make available to the Funds' investors information relating to the size and composition of their portfolio for the purpose of providing Fund shareholders with this information.

INVESTMENT BY SHAREHOLDERS THAT ARE CREDIT UNIONS - GOVERNMENT CASH PORTFOLIO AND TREASURY CASH PORTFOLIO


Government Cash Portfolio and Treasury Cash Portfolio limit their investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C.
Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Portfolios limit their investments to U.S. Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by U.S. Government Securities. Certain U.S. Government Securities owned by Government Cash Portfolio may be mortgage or asset backed, but, no such security will be (1) a stripped mortgage backed security ("SMBS"), (2) a collateralized mortgaged obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that does not meet each of the tests outlined in 12 C.F.R. Section 703.100(e) or (3) a residual interest in a CMO or REMIC. Each Portfolio also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.100(j) to the extent otherwise permitted hereunder and in the Prospectus.


INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - GOVERNMENT CASH PORTFOLIO

Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C. Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended. In addition, the Portfolio limits its investments to investments that are permissible for an open-end investment company to hold and would permit shares of the investment company to qualify as liquid assets under 12 C.F.R.
Section  566.1(g)  and as  short-term  liquid  assets  under 12  C.F.R.  Section
566.1(h). These policies may be amended only by approval of the Fund's shareholders and Portfolio's interestholders, as applicable.

4.       PERFORMANCE DATA AND ADVERTISING


For a listing of certain performance data as of August 31, 1998, see Appendix B.


YIELD INFORMATION


Each Fund may provide current annualized and effective annualized yield quotations for each class based on its daily distributions. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by a Fund is historical and is not intended to indicate future returns.


In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC Financial Data, Inc. or CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes. The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussion of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Any current yield quotation of a class of a Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and shall be calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with distributions declared on the original share and distributions  declared  on both the  original  share  and any  such  additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Fund shall be calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

Although published yield information is useful to investors in reviewing a class' performance, investors should be aware that each Fund's yield fluctuates from day to day and that the class' yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Participating Organizations (as that term is used in the Prospectus) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the class' net yield to those shareholders. The yields of a class are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate directly to compare a Fund's yield information to similar information of investment alternatives which are insured or guaranteed.

Income calculated for the purpose of determining a class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class may differ from the rate of distribution the class paid over the same period or the rate of income reported in the Fund's financial statements.

OTHER PERFORMANCE AND SALES LITERATURE MATTERS

Total returns quoted in sales literature reflect all aspects of a Fund's return, including the effect of reinvesting capital gain distributions. Average annual returns generally are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:     P = a  hypothetical  initial  payment  of $1,000
                    T = average annual total return
                    n = number of years
                    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

OTHER ADVERTISING MATTERS


The Funds may advertise other forms of performance. For example, average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

A Fund may also include various information in their advertisements. Information included in the Fund's advertisements may include, but is not limited to (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument or by maturity, (2) descriptions of the portfolio managers of the Funds or the Portfolios and the portfolio management staff of the Adviser or summaries of the views of the portfolio managers with respect to the financial markets, (3) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (4) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account and (5) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.


In connection with its advertisements a Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Portfolio's, the Trust's, Core Trust's or any of the Trust's of Core Trust's service provider's policies or business practices.

5.       MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust and their principal occupation during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

Rudolph I. Estrada, Trustee (age 50)

President and Chief Executive Officer of Summit Group, a banking and business consulting company, since 1987. He is Professor (Adjunct) of Finance and Management and Director of the Small Business Institute at California State University; and Director, Pacific Crest Loan & Investment, Augura, California.

His  address is 625 Fair Oaks  Avenue,  Suite 101,  South  Pasadena,  California
91030.


Maurice J. DeWald, Trustee (age 58)


Chairman and Chief Executive Officer, Verity Financial Group, Inc. (a financial advisory firm) since May 1991. Mr. DeWald also serves as a director of Tenet Healthcare Corporation, ARV AssistedLiving, Inc.,Dai-Ichi Kangyo Bank and Advanced Materials Group, Inc. of California. His address is 19200 Von Karman Avenue, Suite 400, Irvine, California 92612.

Robert M. Franko, Trustee (age 51)

President of Imperial Financial Group, Inc. from February 1997, Chairman of Imperial Trust Company from March 1995 and President of Imperial Trust Company from September 1997 to September 1998. From February 1995 to April 1997 Mr. Franko was Executive Vice President and Chief Financial Officer of Imperial Bank and Imperial Bancorp. and held various positions with other Imperial Bancorp. subsidiaries. Prior thereto, Mr. Franko served in various capacities with the Springfield and Morningside Groups, including President and Chief Executive Officer of Springfield Bank & Trust Limited, Gibraltar and Managing Director of
Springfield Securities Limited. His address is [                 ].

John Y. Keffer,* Trustee, Chairman and President (age 56)


President, Forum Financial Group, LLC (mutual fund services company holding company). Mr. Keffer is also a director and/or officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Jack J. Singer, Trustee (age 54)


President, Imperial Securities Corp. since November 1992, Senior Vice President, Imperial Bank since November 1987 and Chairman and President of Imperial Asset Management, Inc. since August 1997. His address is 9920 South LaCienega Boulevard, Inglewood, California 90301.


David I. Goldstein, Vice President and Secretary (age 37)


General Counsel, Forum Financial Group, LLC, with which he has been associated since 1991. Mr. Goldstein also serves as an officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Sara M. Morris, Treasurer (age 35)

Chief Financial Officer, Forum Financial Group, LLC, with which she has been associated since 1994. Prior thereto, from 1991 to 1994, Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which the Forum Financial Group of companies provides services. Her address is Two Portland Square, Portland, Maine 04101.


Beth P. Hanson, Assistant Secretary (age 32)

Fund Administration Manager, Forum Financial Group, LLC, with which she has been associated since 1995. Prior thereto, Ms. Hanson was an English language instructor with the Overseas Training Center, Inc. in Osaka, Japan. Her address is Two Portland Square, Portland, Maine 04101.


TRUSTEES AND OFFICERS OF CORE TRUST


The Trustees and officers of Core Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein and Hong, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Trustees and Officers of the Trust" above.


John Y. Keffer*, Chairman and President


Costas Azariadis, Trustee (age 55)

         Professor of Economics, University of California, Los Angeles, since July 1992. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 56)

         President of Technology Marketing Associates (a marketing consulting company) since September 1991. His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 54)

         Partner at the law firm of Reid and Priest, LLP, since 1995. Prior thereto, he was a partner at Winthrop Stimson Putnam & Roberts from 1989-1995. His address is 40 West 57th Street,, New York, New York 10019.

Thomas G. Sheehan, Vice President (age 44)

          Managing Director, Forum Financial Group, LLC, with which he has been associated since October, 1993. Prior thereto, Mr. Sheehan was a Special Counsel in the Division of Investment Management of the U.S. Securities and Exchange Commission in Washington, D.C. Mr. Sheehan also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Stacey Hong, Treasurer (age 32)

         Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Mr. Hong also serves as an officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Vice President and Secretary

Pamela J. Wheaton, Assistant Treasurer (age 38)

         Senior Manager, Fund Accounting, Forum Financial Group, LLC, with which she has been associated since 1989. Ms. Wheaton is also an officer of other registered investment companies for which the Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

Leslie K. Klenk,  Secretary (age 34)

          Assistant Counsel, Forum Financial Group, LLC, with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel at Smith Barney Inc. Ms. Klenk is also an officer of other investment companies for which the Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

Pamela Stutch, Assistant Secretary (age 31)

          Fund Administrator, Forum Financial Group, LLC, with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was a legal intern for the Maine Department of the Attorney General. Ms. Stutch is also an officer of other investment companies for which the Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.


TRUSTEE AND OFFICER COMPENSATION


Each Trustee of the Trust is paid $3,000 ($2,000 prior to September 1, 1998) for each Board meeting attended (whether in person or by electronic communication) and is paid $3,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending meetings of the Board. Since commencement of the Trust's operations, Messrs. Keffer and Singer have not accepted any fees for their services as Trustees.

The following table provides the aggregate compensation including fees, travel and related expenses paid to each Trustee for the twelve months ended August 31, 1998. The Trust has not adopted any form of retirement plan covering Trustees or officers.



                                                       Accrued          Annual
                                    Aggregate          Pension       Benefits Upon         Total

       Trustee                    Compensation        Benefits        Retirement       Compensation
       -------                    ------------        --------        ----------       ------------
       Mr. DeWald                    $9,115             None             None             $9,115
       Mr. Estrada                   $10,459            None             None             $10,459
       Mr. Franko                    $1,731             None             None             $1,731
       Mr. Keffer                     $538              None             None              $538
       Mr. Singer                     $653              None             None              $653

Each Trustee of Core Trust is paid $1,000 for each meeting of the Core Trust Board attended (whether in person or by electronic communication) plus $100 for each active portfolio of Core Trust and is paid $1000 for each committee meeting attended on a date when the Core Trust Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board. No officer of Core Trust is compensated or reimbursed for expenses by Core Trust. Since commencement of the Trust's operations, Mr. Keffer has not accepted any fees for his services as Trustee. Core Trust trustee expenses were less than $600 for the twelve months ended August 31, 1998.

The following table provides the aggregate compensation paid to each trustee of Core Trust for the twelve months ended August 31, 1998. Core Trust has not adopted any form of retirement plan covering trustees or officers of Core Trust.


                                                       Accrued          Annual
                                    Aggregate          Pension       Benefits Upon         Total

       Trustee                    Compensation        Benefits        Retirement       Compensation
       -------                    ------------        --------        ----------       ------------
       Mr. Azariadis                 $1,880             None             None             $1,880
       Mr. Parish                    $1,548             None             None             $1,548
       Mr. Cheng                     $1,421             None             None             $1,421
       Mr. Keffer                     None              None             None              None


INVESTMENT ADVISER

The Funds do not have an investment adviser. In the event that the Board determines it is in the best interest of a Fund to withdraw its investment from its corresponding Portfolio, the Board will determine whether to invest in a similar portfolio or to directly retain an investment adviser. Shareholder approval of a new investment advisory agreement between the Trust and the Adviser would not be necessary, provided that the agreement is substantially similar to the current Investment Advisory Agreement of Core Trust with respect to the portfolio in which the Fund invests.

The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. The Investment Advisory Agreement between Core Trust and the Adviser will continue in effect only if its continuance is specifically approved at least annually by the Core Trust Board or by vote of the respective Portfolio's shareholders, and in either case, by a majority of the Core Trust trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty by Core Trust with respect to a Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's interestholders or by a vote of a majority of the Core Trust Board, or by the Adviser on 60 days' written notice and will automatically terminate in the event of its assignment. The Investment Advisory Agreement also provides that, with respect to each Portfolio, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of the Adviser's duties or by reason of reckless disregard of the Adviser's obligations and duties under the Investment Advisory Agreement.

For the services provided by the Adviser, Core Trust pays the Adviser, with respect to each Portfolio, a fee based upon the total average daily net assets of the Portfolios ("Total Portfolio Assets") at an annual rate of 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. These fees are accrued by Core Trust daily with respect to each Portfolio in the proportion that Portfolio's average daily net assets bear to Total Portfolio Assets and are payable monthly in arrears on the first day of each calendar month for services performed under the agreement during the prior calendar month. The Adviser may carry out any of its obligations under the Investment Advisory Agreement by employing, subject to the supervision of the Core Trust Board, one or more subadvisers who are registered as investment advisers or who are exempt from registration. The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission of any subadviser except with respect to matters as to which the Adviser specifically assumes responsibility in writing. There are currently no investment subadvisory agreements with respect to the Portfolios.

The Adviser was established in 1987 and is indirectly wholly-owned and controlled by John Y. Keffer. In connection with the January 2, 1998 acquisition of Linden Asset Management, Inc., the former investment adviser of each
Portfolio, the Adviser has entered into a consulting agreement with a new company solely owned by Anthony R. Fischer, Jr., former owner, president and sole director of Linden, under which Mr. Fischer continues to provide portfolio management services to the Portfolios under the supervision of the Adviser. Mr. Fischer has over 20 years experience in managing pools of assets. He has managed the Portfolios' (and prior to September 1995, the Funds') assets since October 1992. Prior thereto, he was a Senior Vice President and Treasurer of United California Savings Bank, Santa Ana, California from 1984 to 1989 and, immediately prior thereto, a Manager for five years at PaineWebber Jackson & Curtis, New York, New York.

Table 1 in Appendix C shows the dollar amount of investment advisory fees paid by the Portfolios and the Funds.

MANAGER AND DISTRIBUTOR

MANAGEMENT SERVICES. The Administrator supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities pursuant to an Administration Agreement with the Trust. The Administration Agreement will remain in effect for a period of twelve months with respect to a Fund and thereafter is automatically renewed each year for an additional term of one year.

The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of the Administrator's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.

At the request of the Board, the Administrator provides persons satisfactory to the Board to serve as officers of the Trust. Similarly, at the request of the Core Trust Board, the Administrator provides persons satisfactory to the Core Trust Board to serve as officers of Core Trust. Those officers, as well as certain other employees and Trustees of the Trust and Core Trust, may be directors, officers or employees of the Administrator, the Adviser, Forum or their affiliates.

Table 2 in Appendix C shows the dollar amount of administration fees paid by the Funds. Prior to December 1, 1997, Forum acted as administrator of the Trust under an agreement substantially identical to the Administration Agreement.

The Administrator provides substantially similar services to each Portfolio pursuant to an administration agreement with Core Trust. The provisions of that agreement are substantially similar to those of the Trust's Administration Agreement.

Table 2 of Appendix C shows the dollar amount of administration fees paid by the Portfolios. Prior to June 1, 1997, Forum acted as administrator of Core Trust under an agreement substantially identical to the administration agreement between Core Trust and the Administrator.

DISTRIBUTION SERVICES. Forum is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds (and each class thereof) pursuant to a Distribution Agreement with the Trust. With respect to each Fund, the Distribution Agreement will continue in effect for twelve months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the Trustees who (1) are not parties to the Distribution Agreement, (2) are not interested persons of any such party or of the Trust and (3) with respect to any class for which the Trust has adopted a distribution plan, have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement, at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. Forum receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement except as may be paid with respect to the Investor class pursuant to that class' distribution plan. Prior to January 1, 1999, Forum Financial Services, Inc. acted as distributor of the Trust under an agreement substantially identical to the Distribution Agreement.


The Distribution Agreement provides that Forum shall not be liable for any error of judgment or mistake of law or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.


The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Forum on 60 days' written notice, and will automatically terminate in the event of its assignment. With respect to any class that has adopted a distribution plan, the Distribution Agreement is also terminable upon similar notice by a majority of the Trustees who (1) are not interested persons of the Trust and (2) have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement ("Qualified Trustees"). The Distribution Agreement will automatically terminate in the event of its assignment.

Forum acts as sole placement agent for interests in the Portfolios and receives no compensation for those services from the Portfolios. Prior to January 1, 1999, Forum Financial Services, Inc. acted as placement agent for the Portfolios.


EXPENSES

The Trust pays all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including the Trust's manager, investment adviser, investment subadviser, custodian, transfer agent and fund accountant; fees of pricing, interest, distribution, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefore; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Trust's Trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, Forum or their respective affiliates and costs of other personnel (who may be employees of the Adviser, Forum or their respective affiliates) performing services for the Trust; costs of Trustee meetings; SEC registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.

Fund expenses also include the Fund's pro rata portion of expenses of its corresponding Portfolio.

INVESTOR CLASS DISTRIBUTION PLAN

In accordance with Rule 12b-1 under the 1940 Act, with respect to the Investor Class of each Fund, the Trust adopted a distribution plan (the "Investor Class Plan") which provides for the payment to Forum of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Investor class of each Fund as compensation for Forum's services as distributor.

The Investor Class Plan provides that all written agreements relating to that plan must be approved by the Board, including a majority of the Qualified Trustees. In addition, the Investor Class Plan (as well as the Distribution Agreement) requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board will review, written reports setting forth all amounts expended under the Investor Class Plan and identifying the activities for which those expenditures were made.


The Investor Class Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Investor Class Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Investor Class Plan without shareholder approval and that other material amendments of the Investor Class Plan must be approved by the Qualified Trustees. The Investor Class Plan may be terminated at any time by the Board, by a majority of the Qualified Trustees, or by a Fund's Investor class shareholders.

Table 3 in Appendix C shows the dollar amount of fees paid under the Investor Class Plan with respect to each Fund.


For the years ended August 31, 1998, 1997, 1996 and 1995, all amounts paid to Forum under the investor Class Plan were paid out to various financial intermediaries not affiliated with Forum for their distribution services.


TRANSFER AGENT


Forum Shareholder Services, LLC ("FSS") acts as transfer agent for the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement is automatically renewed each year for an additional term of one year.

Among the responsibilities of the FSS as transfer agent for the Trust are, with respect to shareholders of record: (1 (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

FSS or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. FSS or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from FSS with respect to assets of those customers or clients invested in the Funds. FSS, Forum or sub-transfer agents or processing agents retained by the FSS may be Participating Organizations and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of FSS or Forum.

For its transfer agency services, FSS receives an annual fee from each Fund of 0.05% of each Fund's average daily net assets attributable to Universal Shares and 0.20% of each Fund's average daily net assets attributable to Institutional Shares and Investor Shares. Prior to September 1, 1995, the fee was 0.25% with respect to each class of shares. In addition, FSS receives a fee from each Fund of $6,000 per year for each class of shares above one for which there are shares outstanding plus an annual per shareholder account fee of $120 per Universal Shares shareholder and $24 per Institutional Shares and Investor Shares shareholder. Prior to September 1, 1995, the shareholder account fee was $18 per account.

FAcS acts as interestholder recordkeeper for each Portfolio. See "Management -- Fund Accountant" below.

Table 4 in Appendix C shows the dollar amount of fees paid under the Transfer Agent Agreement with respect to each Fund. Prior to November 1, 1998, Forum Financial Corp. served as transfer agent of the Trust under an agreement substantially identical to the Transfer Agency Agreement.


SHAREHOLDER SERVICE AGREEMENTS

The Trust has adopted a shareholder service agreement ("Shareholder Service Agreement") with respect to the Institutional class and the Investor class of each Fund which provides that the Administrator may obtain the services of financial institutions, including Imperial Trust Company (the Trust's custodian), to act as shareholder servicing agents for their customers invested in those classes.


In adopting the Shareholder Service Agreement, the Trustees considered among other things whether (1) the Shareholder Service Agreement is in the best interests of the applicable classes and their respective shareholders, (2) the services to be performed pursuant to the Shareholder Service Agreement are required for the operation of the applicable classes, (3) the service organizations can provide services at least equal, in nature and quality, to those provided by others, including the Trust, providing similar services, and
(4) the fees for such services are fair and reasonable in light of the usual and customary charges made by other entities, especially non-affiliated entities, for services of the same nature and quality.

The Shareholder Service Agreement provides that all written agreements relating to that plan must be approved by the Board, including a majority of the Qualified Trustees. In addition, the Shareholder Service Agreement (as well as the various shareholder service agreements) requires the Trust and the Administrator to prepare and submit to the Board, at least quarterly, and the Board will review written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.

The Shareholder Service Agreement provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Shareholder Service Agreement further provides material amendments of the agreement must be approved by the Qualified Trustees. The Shareholder Service Agreement may be terminated at any time by the Board or by a majority of the Qualified Trustees.


The Trust may enter into shareholder servicing agreements with various Shareholder Servicing Agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and (7) provide such other related services as the shareholder may request.


As Participating Organizations, some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Trust's Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some Shareholder Servicing Agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. These Shareholder Servicing Agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Funds.

Table 5 in Appendix C shows the dollar amount of fees paid under the Shareholder Service Agreement with respect to Institutional Shares and Investor Shares of each Fund. Prior to February 1, 1998, the fee payable under the Shareholder Service Agreement was 0.15% of the average net assets of each Fund attributable to Institutional and Investor Shares.

FUND ACCOUNTANT


Forum Accounting  Services,  LLC ("FAcS") provides  accounting  services for the
Funds  and  interestholder   recordkeeper  and  accounting   services  for  each
Portfolio.

Under its agreement with Core Trust, FAcS prepares and maintains books and records of each Portfolio on behalf of Core Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Portfolio (and each investor therein) and prepares periodic reports to interestholders of the Portfolios and the SEC. For these services and its services as interestholder recordkeeper of the Portfolios, wherein it accounts for the interest of each investor in the Portfolios. FAcS receives from Core Trust with respect to each Portfolio a fee of the lesser of 0.05% of the average daily net assets of each Portfolio or $48,000 plus, for each investor in a Portfolio above one (excluding Forum and its affiliates), $6,000 per year. In addition, FAcS is paid an additional $12,000 per year with respect to Portfolios with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to Core Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and Core Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Portfolio or based, if applicable, upon information, instructions or requests with respect to a Portfolio given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS's actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

The Trust has retained FAcS as fund accountant to each Fund under arrangements and agreements substantially similar to the arrangements and agreements described above with respect to the Portfolios. No fee is payable for fund accounting services to the Funds (a fee may be charged, subject to Board approval). Prior to investing in the Portfolios, each Fund paid fund accounting fees directly.

Table 6 in Appendix C shows the dollar amount of fees paid under the Interestholder Recordkeeper and Fund Accounting Agreement with respect to each Portfolio.

FORUM FINANCIAL GROUP


Each of the Administrator, the Adviser, Forum, FSS and FAcS are members of the Forum Financial Group of Companies. Each of these companies are affiliated through the common control by John Y. Keffer.


6.       DETERMINATION OF NET ASSET VALUE


The Trust and each Portfolio does not determine net asset value on the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

Pursuant to the rules of the SEC, both the Board and the Core Trust Board have established procedures to stabilize each Fund's and each Portfolio's, as applicable, net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from each Fund's and Portfolio's, as applicable, $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board and the Core Trust Board, respectively, will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a net asset value per share as determined by using available market quotations.

In determining the appropriate market value of portfolio investments, the Portfolios may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.


Each investor in a Portfolio including the Funds, may add to or reduce its investment in that Portfolio on each Fund Business day. The Portfolios maintain the same business days as do the Funds. As of the close of regular trading on any Fund Business Day, the value of a Fund's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the close of the Fund Business Day, are then effected. The Fund's percentage of the aggregate beneficial interests in the Portfolio are then recomputed as the percentage equal to the fraction (1) the numerator of which is the value of the Fund's investment in the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the Fund's investment in the Portfolio effected as of that time, and (2) the denominator of which is the aggregate net asset value of the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage determined is then applied to determine the value of the Fund's interest in the Portfolio as of the close of the next Fund Business Day.


7.       PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for each Portfolio usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There usually are no brokerage commissions paid for any purchases. Since each Fund's inception, no brokerage fees were paid by any Fund (during those periods of the Funds invested directly in securities). Since each Portfolio's inception, no brokerage fees were paid by any Portfolio. While Core Trust does not anticipate that the Portfolios will pay any amounts of commission, in the event a Portfolio pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Portfolio that it would otherwise be obligated to pay itself. Any transaction for which a Portfolio pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Portfolio by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for each Portfolio by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of that Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio.

Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser, Forum Advisors or their respective affiliates. If, however, a Portfolio and other investment companies or accounts managed by the Adviser or Forum Advisors are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by the Adviser or Forum Advisors occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

8.       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


For each shareholder of record of the Trust, FSS, as the shareholder's agent, establishes an open account to which all shares purchased by the shareholder are credited, together with any distributions that are reinvested in additional shares.

Shares of each Fund are sold on a continuous basis by the distributor without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent, which are located at Two Portland Square, Portland, Maine 04101.

Investors who are not shareholders of record may nonetheless have the right to vote shares depending upon their arrangement with the financial institution that holds their shares.

Certain Participating Organizations (as defined in the Prospectus) may enter purchase orders with payment to follow.

BANKING LAW INFORMATION

Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and permit a bank or bank affiliate to serve as a Participating Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to serve them would be sought.

REDEMPTION-IN-KIND

Redemptions may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust has filed an election with the SEC pursuant to which a Fund will only consider effecting a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net asset value, whichever is less, during any 90-day period. Core Trust has filed a similar election.

PURCHASING SHARES OTHER THAN BY BANK WIRE

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares", the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

For individual and Uniform Gift/Transfer to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Monarch Funds" or to one or more owners of the account and endorsed to Monarch Funds. For corporation, partnership, trust, 401(k) plan and other non-individual type accounts, any check used to purchase shares of a Fund must be made payable to "Monarch Funds." No other payment by checks will be accepted, All purchases must be paid in U.S. dollars; checks must be drawn on U.S. depository institutions. Payment by traveler's checks is prohibited.

Redemption proceeds will not be paid unless any check (including a certified or cashier's check) used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of each class of the Funds to exchange their shares for shares of the same class of any other Fund of the Trust or shares of certain other portfolios of investment companies which retain Forum or its affiliates as investment advisor or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). Exchange transactions will be made on the basis of relative net asset value per share at the time of the exchange transaction. Exchanges are subject to the fees charged by, and the restrictions listed in the Prospectus for, the Participating Fund into which a shareholder is exchanging, including minimum investment requirements. For Federal tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

By the use of the exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself either to be, or to have the authority to act on behalf of, the investor and is believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested only in another Participating Fund account for which the share registration is the same as the account from which the exchange is made.

If a shareholder exchanges into a Participating Fund that imposes a sales charge, that shareholder is required to pay the difference between the Fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' notice to shareholders, to the extent required by the applicable regulation.

CHECK WRITING

Because of the difficulty of determining in advance the exact value of a shareholder's Fund account, a shareholder may not use a redemption draft ("check") to close a Fund account. There are currently no charges for the check writing privilege, but a shareholder's Fund account will be charged a fee for stopping payment of a check upon a Shareholder's request or if a check cannot be honored because of insufficient funds or other valid reasons. All drafts are payable through Imperial Bank, an affiliate of the Funds' custodian and the checkwriting privilege is subject to such rules as Imperial Bank may from to time adopt.

9.       TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not, of course, involve governmental supervision of management or investment practices or policies. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on distributions and other distributions by the Funds and assumes that each Fund qualifies for treatment as a regulated investment company. Investors should consult their own counsel for further details and for the application of Federal, state and local tax laws to the investor's particular situation.

In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its net investment income and must meet several additional requirements. Among these requirements are the following: (1) each Fund must derive at least 90% of its gross income each taxable year from distributions, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) subject to certain exceptions, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (3) subject to certain exceptions, at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities) of any one issuer.

Each Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends. Accordingly, it is expected that none of the Funds' distributions will qualify for the dividends-received deduction for corporations.

Distributions declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of the year declared if paid by the Fund during the following January.

10.      OTHER INFORMATION

CUSTODIAN


Pursuant to a Custodian Contract with Core Trust, Imperial Trust Company, 201 North Figueroa Street, Suite 610, Los Angeles, California 90012, a subsidiary of Imperial Bank, acts as the custodian of each Portfolio's assets. The custodian's responsibilities include safeguarding and controlling the Portfolios cash and securities and determining income payable on and collecting interest on Portfolio investments. Effective September 1, 1998, Core Trust pays the custodian a fee at an annual rate of 0.25% of the first $1.5 billion, 0.020% of the next $1.0 billion and 0.015% of the balance of the annual average daily net assets of the Portfolios combined. Prior to September 1, 1998, Core Trust paid the custodian a fee at an annual rate of 0.025% of each Portfolio's average daily net assets.

AUDITORS


[              ],  independent  auditors,  acts as auditors for the Trust and as auditors for the Portfolios.


THE TRUST AND ITS SHAREHOLDERS

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees.

Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the
Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

SHAREHOLDINGS


As of November 2, 1998, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund.


Table 7 to Appendix C lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund.

MASTER FEEDER ARRANGEMENT

The Board may withdraw a Fund's assets from a Portfolio if it determines that to be in the best interests of the Fund. The inability of a Fund that withdrew its assets from its corresponding Portfolio to find a suitable investment adviser, in the event the Board decided not to permit the Adviser to manage the Fund's assets could have a significant impact on shareholders of the Fund. Each investor in a Portfolio, including the Funds, may be deemed to be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations.

11.      FINANCIAL STATEMENTS


The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, notes thereto and Financial Highlights of the Funds for the fiscal year ended August 31, 1998 and the Independent Auditors' Report thereon (included in the Annual Report to Shareholders), which are delivered along with this SAI, are incorporated herein by reference. Also incorporated by reference into this SAI are the Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, and notes thereto, of the Portfolios for the fiscal year ended August 31, 1998 and the Independent Auditors' Report thereon (included in the Annual Report to Shareholders).

             APPENDIX A - DESCRIPTION OF CERTAIN SECURITIES RATINGS


1.       CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

STANDARD & POOR'S CORPORATION ("S&P")

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

FITCH INVESTORS SERVICE, INC. ("FITCH")

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

A Bonds are considered to be investment grade of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Plus and minus signs are used with a rating symbol to indicate the relative level of credit quality within the rating category. Plus and minus signs, however, are not used in the AAA category.

2.       COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2; both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings, coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+.Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

                          APPENDIX B - PERFORMANCE DATA


For the seven day period ended August 31, 1998, the annualized yields of each of the classes of the Funds that were then operating were as follows:



                                                            7 Day                             30 Day
                                       7 Day Yield     Effective Yield    30 Day Yield    Effective Yield
                                       -----------     ---------------    ------------    ---------------

Treasury Cash Fund

     Institutional Shares                 5.04%             5.16%             5.00%            5.12%
     Investor Shares                      4.66%             4.77%             4.63%            4.73%


Government Cash Fund

     Universal Shares                     5.40%             5.55%             5.40%            5.54%
     Institutional Shares                 5.00%             5.13%             5.00%            5.12%


Cash Fund

     Universal Shares                     5.48%             5.63%             5.48%            5.62%
     Institutional Shares                 5.09%             5.22%             5.09%            5.21%
     Investor Shares                      4.83%             4.94%             4.83%            4.93%


For the periods ended August 31, 1998, the total return of each of the classes of the Funds were as follows:




                           One Month               Three Months          Calendar Year to Date    One          Three Years
                           ---------               ------------          ---------------------    ----         -----------
                                                                                                  Year
                                                                                                  ----

                      Cumulative   Annualized  Cumulative  Annualized    Cumulative  Annualized          Cumulative  Annualized


Treasury Cash Fund

     Institutional          0.43         5.12        1.26        5.11        3.37        5.10      5.11     16.04        5.08
Shares
     Investor Shares        0.39         4.73        1.17        4.72        3.11        4.71      4.72      n/a         n/a


Government Cash Fund

     Universal Shares       0.46         5.54        1.38        5.58        3.70        5.62      5.63     17.65        5.57
     Institutional          0.43         5.12        1.28        5.16        3.44        5.21      5.22     16.28        5.16

Shares

Cash Fund

     Universal Shares       0.47         5.62        1.39        5.62        3.72        5.64      5.65     17.56        5.54
     Institutional          0.43         5.21        1.29        5.21        3.45        5.23      5.24     16.36        5.18

Shares

     Investor Shares        0.41         4.94        1.22        4.94        3.28        4.96      4.97     15.47        4.91



Inception dates are listed in the Funds' annual report.



      Five Years                               Since Inception
      ----------                               ---------------

Cumulative    Annualized                   Cumulative    Annualized
----------    ----------                   ----------    ----------

25.97          4.73                           26.44         4.67
 n/a           n/a                            13.91         4.67

28.98          5.22                           32.48         4.93
26.74          4.85                           30.13         4.61


28.89          5.20                           32.14         4.96
26.88          4.88                           30.14         4.67
n/a            n/a                            16.77         4.95


                        APPENDIX C- MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

Prior to January 1, 1998, the Portfolios paid advisory fees to Linden Asset Management, Inc., the Portfolios' investment adviser.


For the fiscal year ended August 31, 1998, the fees paid under the Investment Advisory Agreement with respect to each Portfolio were:

Treasury Cash Portfolio                                  $37,075
Government Cash Portfolio                               $236,018
Cash Portfolio                                          $151,875



For the fiscal year ended August 31, 1997, the fees paid under the Investment Advisory Agreement with respect to each Portfolio were:

Treasury Cash Portfolio                                  $19,083
Government Cash Portfolio                               $196,857
Cash Portfolio                                           $72,872

For the fiscal year ended August 31, 1996, the fees paid under the Investment Advisory Agreement with respect to each Portfolio were:

Treasury Cash Portfolio                                  $12,930
Government Cash Portfolio                               $156,552
Cash Portfolio                                           $38,083

TABLE 2 - ADMINISTRATION FEES


For the fiscal year ended August 31, 1998, the fees payable by the Funds under the Administration Agreement were:



                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $50,255                $30,532              $19,723
Government Cash Fund                                  $312,844               $107,575             $205,269
Cash Fund                                             $203,477                $25,795             $177,682


For the fiscal year ended August 31, 1997, the fees payable by the Funds under the Administration Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $24,300                $24,300                   $0
Government Cash Fund                                  $252,810               $123,045             $129,765
Cash Fund                                              $89,942                 $2,893              $87,049

For the fiscal year ended August 31, 1996, the fees payable by the Funds under the Administration Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $19,198                 $9,307               $9,891
Government Cash Fund                                  $230,547               $104,558             $125,989
Cash Fund                                              $56,125                 $3,719              $52,406


For the fiscal year ended August 31, 1998, the fees payable by the Portfolios for administrative services were:
>



                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $49,866                $33,171              $16,695
Government Cash Portfolio                             $313,973                     $0             $313,973
Cash Portfolio                                        $203,628                     $0             $203,628


For the fiscal year ended August 31, 1997, the fees payable by the Portfolios for administrative services were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $24,287                $14,346               $9,941
Government Cash Portfolio                             $252,821                     $0             $252,821
Cash Portfolio                                         $92,652                 $7,621              $85,031

For the fiscal year ended August 31, 1996, the fees payable by the Portfolios for administrative services were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $19,902                $17,696               $1,506
Government Cash Portfolio                             $230,634                     $0             $230,634
Cash Portfolio                                         $56,113                $12,698              $43,415

TABLE 3 - INVESTOR CLASS DISTRIBUTION FEES


For the fiscal year ended August 31, 1998, no Investor Shares of Government Cash Fund were outstanding and, accordingly, no fees were payable under the Investor Class Plan with respect to Investor Shares of that Fund. For the fiscal year ended August 31, 1998, the fees payable under the Investor Class Plan with respect to the other Funds were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                    $114,707                   $126             $114,581
Government Cash Fund                                       n/a                    n/a                  n/a
Cash Fund                                             $350,059                     $0             $350,059


For the fiscal year ended August 31, 1997, no Investor Shares of Government Cash Fund were outstanding and, accordingly, no fees were payable under the Investor Class Plan with respect to Investor Shares of that Fund. For the fiscal year ended August 31, 1997, the fees payable under the Investor Class Plan with respect to the other Funds were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $28,718                     $0               28,718
Government Cash Fund                                       n/a                    n/a                  n/a
Cash Fund                                             $142,750                     $0             $142,750

For the fiscal year ended August 31, 1996, the fees payable under the Investor Class Plan were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                      $5,089                     $0               $5,089
Government Cash Fund                                      $340                     $8                 $332
Cash Fund                                              $37,340                    $36              $37,304

TABLE 4 - TRANSFER AGENT FEES


For the fiscal year ended August 31, 1998, the fees payable by the Funds under the Transfer Agency Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund
         Institutional Shares                         $119,247                $32,971              $86,276
         Investor Shares                              $101,975                   $101             $101,874
Government Cash Fund
         Universal Shares                             $144,599                $61,758              $82,841
         Institutional Shares                         $815,003                     $0             $815,003
Cash Fund
         Universal Shares                              $34,429                $31,621               $2,808
         Institutional Shares                         $441,229                     $0             $441,229
         Investor Shares                              $289,208                     $0             $289,208


For the fiscal year ended August 31, 1997, the fees payable by the Funds under the Transfer Agency Agreement were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund
         Institutional Shares                          $32,593                $22,400              $10,193
         Investor Shares                               $84,369                     $2              $84,367
Government Cash Fund
         Universal Shares                             $145,679                $89,267              $56,412
         Institutional Shares                         $536,252                     $0             $536,252
Cash Fund
         Universal Shares                              $11,015                 $7,247               $3,768
         Institutional Shares                         $123,240                     $7             $123,233
         Investor Shares                              $244,861                     $0             $244,861


For the fiscal year ended August 31, 1996, the fees payable by the Funds under the Transfer Agency Agreement were:

                                                     Accrued Fee
Treasury Cash Fund
         Institutional Shares                          $82,722
         Investor Shares                               $12,110
Government Cash Fund
         Universal Shares                             $127,832
         Institutional Shares                         $518,144
         Investor Shares                                $3,758
Cash Fund
         Universal Shares                              $11,705
         Institutional Shares                         $191,176
         Investor Shares                               $39,450


TABLE 5 - SHAREHOLDER SERVICE FEES

INSTITUTIONAL SHARES


For the fiscal year ended August 31, 1998, the fees paid to the Administrator under the Shareholder Service Agreement with respect to Institutional Shares were as follows.


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $99,026                $50,048              $48,978
Government Cash Fund                                  $726,580                $48,347             $678,233
Cash Fund                                             $396,602                $78,293             $318,309


For the fiscal year ended August 31, 1997, the fees paid to the Administrator under the Shareholder Service Agreement with respect to Institutional Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $17,231                $22,277               $5,046
Government Cash Fund                                  $389,295                     $0             $389,295
Cash Fund                                              $85,650                $29,315              $56,335

For the fiscal year ended August 31, 1996, the fees paid to the Administrator under the Shareholder Service Agreement with respect to Institutional Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $54,540                $24,768              $29,772
Government Cash Fund                                  $378,006                     $0             $378,006
Cash Fund                                             $136,336                $14,708             $121,628

INVESTOR SHARES


For the fiscal year ended August 31, 1998, no Investor Shares of Government Cash Fund were outstanding and, accordingly, no fees were payable under the Shareholder Service Agreement with respect to Investor Shares of that Fund. For the fiscal year ended August 31, 1998, the fees paid to the Administrator under the Shareholder Service Agreement with respect to Investor Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $83,999                $26,709              $57,290
Cash Fund                                             $256,286                $43,447             $212,839


For the fiscal year ended August 31, 1997, no Investor Shares of Government Cash Fund were outstanding and, accordingly, no fees were payable under the Shareholder Service Agreement with respect to Investor Shares of that Fund. For the fiscal year ended August 31, 1997, the fees paid to the Administrator under the Shareholder Service Agreement with respect to Investor Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $55,668                 $2,875              $52,793
Cash Fund                                             $175,845                $10,704             $165,141

For the fiscal year ended August 31, 1996, the fees paid to the Administrator under the Shareholder Service Agreement with respect to Investor Shares were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                      $3,053                   $510               $2,543
Government Cash Fund                                      $204                     $5                 $199
Cash Fund                                              $22,404                 $3,752              $18,652

TABLE 6 - FUND ACCOUNTING FEES

Prior to September 1, 1995, each Fund paid accounting fees directly. Since that date, the Funds have incurred no fund accounting fees.

For the fiscal year ended August 31, 1998, the fees payable by the Portfolios under the Portfolio and Unitholder Accounting Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $31,930                     $0              $31,930
Government Cash Portfolio                              $47,429                     $0              $47,429
Cash Portfolio                                         $45,931                     $0              $45,931


For the fiscal year ended August 31, 1997, the fees payable by the Portfolios under the Portfolio and Unitholder Accounting Agreement were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $24,279                     $0              $24,279
Government Cash Portfolio                              $48,000                     $0              $48,000
Cash Portfolio                                         $48,000                     $0              $48,000


For the fiscal year ended August 31, 1996, the fees payable by the Portfolios under the Portfolio and Unitholder Accounting Agreement were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $28,518                 $2,259              $26,259
Government Cash Portfolio                              $42,000                     $0              $42,000
Cash Portfolio                                         $42,000                 $2,259              $39,741

TABLE 7 - 5% SHAREHOLDERS


As of [December [ ], 1998, the shareholders listed below owned of record 5% or more of the outstanding shares of each class of shares of the Trust. Shareholders beneficially owning 25% or more of the shares of a class, of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

As a percentage of all shares of the Trust outstanding, Imperial Bancorp and its affiliates held [ ] of the shares.


Holders of record only are noted as such.

         TREASURY CASH FUND                                          Percentage of             of Fund
         Institutional Shares Shareholders                           Shares Owned           Shares Owned
         ---------------------------------                           -------------          ------------

                                                                                             Percentage
         TREASURY CASH FUND                                          Percentage of             of Fund
         Investor Shares Shareholders                                Shares Owned           Shares Owned
         ----------------------------                                -------------          ------------

                                                                                             Percentage
         GOVERNMENT CASH FUND                                        Percentage of             of Fund
         Universal Shares Shareholders                               Shares Owned           Shares Owned
         -----------------------------                               -------------          ------------

                                                                                             Percentage
         GOVERNMENT CASH FUND                                        Percentage of             of Fund
         Institutional Shares Shareholders                           Shares Owned           Shares Owned
         ---------------------------------                           -------------          ------------

                                                                                             Percentage
         CASH FUND                                                   Percentage of             of Fund
         Universal Shares Shareholders                               Shares Owned           Shares Owned
         -----------------------------                               -------------          ------------

                                                                                             Percentage
         CASH FUND                                                   Percentage of             of Fund
         Institutional Shares Shareholders                           Shares Owned           Shares Owned
         ---------------------------------                           -------------          ------------

                                                                                             Percentage
         CASH FUND                                                   Percentage of             of Fund
         Investor Shares Shareholders                                Shares Owned           Shares Owned
         ----------------------------                                -------------          ------------

                                     PART C
                                OTHER INFORMATION

ITEM 24.  EXHIBITS


(a)      Financial Statements

         Location in the Prospectus: Financial Highlights

         Location in the SAI

(b)      (1)     Trust Instrument of Registrant dated July 10, 1992 (see Note1).

         (2) By-Laws of Registrant dated July 10, 1992, as amended May 12, 1995 (see Note1).


         (3)      None.


         (4)      Form of Certificate for Shares (see Note 1).

         (5)      None.

         (6)  (a)   Distribution   Agreement   between   Registrant   and  Forum
                    Financial Services, Inc. dated as of the 20th day of September, 1997, relating to Treasury Cash Fund, Government
                    Cash Fund and Cash Fund (see Note 1).

              (b) Form of Distribution Agreement between Registrant and Forum Fund Services, LLC dated as of the 1st day of January, 1999, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund (filed herewith).


         (7)        None.


         (8) Custodian Contract between Registrant and Imperial Trust Company dated the 23rd day of October, 1992, as amended the 1st day of September, 1995 (see Note 1).

         (9)  (a)   Administration   Agreement  between   Registrant  and  Forum
                    Administrative Services, LLC dated as of December 1, 1997, relating to Treasury Cash Fund, Government Cash Fund and
                    Cash Fund (see Note1).

              (b) Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC dated as of the 29th day of October, 1998, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund (filed herewith).

              (c) Shareholder Service Agreement between Registrant and Forum Administrative Services, LLC, as amended June 1, 1998, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund (filed herewith).

              (d) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated as of the 1st day of December, 1997, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund (see Note 1).

         (10)       Opinion of Kirkpatrick & Lockhart LLP (see Note1).


         (11)       None.

         (12)       None.


         (13)       Investment Representation letter (see Note1).


         (14)       None.


         (15) Investor Class Distribution (Rule 12b-1) Plan dated July 12, 1993, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund (see Note 1).

         (16)       Schedule for Computation of Performance (see Note 1)


         (17)       Not applicable.


         (18) Multiclass (Rule 18f-3) Plan dated May 12, 1995, as amended January 22, 1996 (see Note1).

Other Exhibits:


         (1)        Powers of Attorney,  Maurice J. DeWald, Jack J. Singer, John
                    Y. Keffer, Rudoph I. Estrada and Robert M. Franko, Trustees of Registrant (see Note1).

         (2)        Powers of  Attorney,  John Y.  Keffer,  James C.  Cheng,  J.
                    Michael Parish and Costas Azariadis, Trustees of Core Trust (Delaware) (see Note1).


---------------
Note:

(1) Exhibit incorporated by reference as filed in Post-Effective Amendment No. 15 via EDGAR on December 19, 1997, accession number 0001004402-97-000264.



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Due to the ownership interest of Cash Fund, Government Cash Fund and Treasury Cash Fund of Cash Portfolio, Government Cash Portfolio and Treasury Cash Portfolio of Core Trust (Delaware), the Funds may be deemed to control those portfolios.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


         Not required.


ITEM 27.  INDEMNIFICATION


         The general effect of Section 10.02 of the Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of Section
         10.02 of the Registrant's Trust Instrument contained in this Registration Statement as Exhibit 1 and incorporated herein by reference.

         The Registrant's Distribution Agreement provides that the Registrant's principal underwriter ise protected against liability to the extent permitted by Section 17(i) of the Investment Company Act of 1940. Similar provisions are contained in the Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement. The Registrant's principal underwriter is also provided with indemnification against various liabilities and expenses under Section 8 of the Distribution Agreement between the Registrant and the principal underwriter; provided, however, that in no event shall the indemnification provision be construed as to protect the principal underwriter against any liability to the Registrant or its security holders to which the principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under Section 8 of the Distribution
         Agreement.   The  Registrant's   transfer  agent  and  certain  related
         individuals are also provided with indemnification against various liabilities and expenses under Section 10 of the Transfer Agency Agreement between the Registrant and the transfer agent; provided, however, that in no event shall the transfer agent or such persons be indemnified against any liability or expense that is the direct result of willful misfeasance, bad faith or gross negligence by the transfer agent or such persons.

         The preceding paragraph is modified in its entirety by the provisions of Section 8 of the Distribution Agreement, Section 3 of the Administration Agreement, Section 10 of the Transfer Agency Agreement and Section 3 of the Fund Accounting Agreement of the Registrant filed as Exhibits 6, 9(a), 9(b) and 9(d), respectively, to Registrant's Registration Statement and incorporated herein by reference.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The description of Forum Investment Advisors, LLC (investment adviser to each of Treasury Cash Portfolio, Government Cash Portfolio, Cash Portfolio and Treasury Portfolio of Core Trust (Delaware) under the caption "Management" in the Prospectuses and Statements of Additional Information, constituting certain of Parts A and B, respectively, of this Registration Statement, are incorporated by reference herein.

         The following are the members of Forum Investment Advisors, LLC, Two Portland Square, Portland, Maine 04101, including their business connections which are of a substantial nature.


         Forum Holdings Corp.I, Member.
         Forum Trust, LLC., Member.

          Both Forum Holdings Corp.I and Forum Trust, LLC are controlled by John
          Y. Keffer, Chairman and President of the Registrant. Mr. Keffer is a Director and President of Forum Trust, LLC. Mr. Keffer is also a director and/or officer of various registered investment companies for which the various Forum Financial Group of Companies provide services.


         The following are the officers of Forum Investment Advisors, LLC, including their business connections which are of a substantial nature. Each officer may serve as an officer of various registered investment companies for which the Forum Financial Group of Companies provides services.

         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Mark D. Kaplan                       Director                             Forum Investment Advisors, LLC

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Sara M. Morris                       Treasurer                            Forum Investment Advisors, LLC
                                              ------------------------------------ ----------------------------------
                                              Chief Financial Officer              Forum Financial Group, LLC
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              other Forum affiliated companies
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         David I. Goldstein                   Assistant Secretary                  Forum Investment Advisors, LLC
                                              ------------------------------------ ----------------------------------
                                              General Counsel                      Forum Financial Group, LLC
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              other Forum affiliated companies
         ------------------------------------ ------------------------------------ ----------------------------------




ITEM 29.  PRINCIPAL UNDERWRITERS


(a)      Forum  Fund  Services,   LLC,  Registrant's   underwriter,   serves  as
         underwriter for the following investment companies registered under the investment Company Act of 1940, as amended:

          The Cutler  Trust
          Forum  Funds
          Monarch Funds




(b) The following directors and officers of Forum Financial Services, Inc., Registrant's underwriter, hold the following positions with registrant. Their business address is Two Portland Square, Portland, Maine 04101.


           Name                       Position with Underwriter          Position with Registrant
           ----                       -------------------------          ------------------------
           John Y. Keffer             President                          Trustee, Chairman and President
           David I. Goldstein         Secretary                          Vice President and Secretary

(c)      Not Applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, and Forum Financial Corp., Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser, as listed in Item 26 hereof.


ITEM 31.  MANAGEMENT SERVICES

         Not applicable.

ITEM 32.  UNDERTAKINGS

         Registrant undertakes to:

         (i) contain in its Trust Instrument or Bylaws provisions for assisting shareholder communications and for the removal of trustees substantially similar to those provided for in
                  Section 16(c) of the Investment Company Act of 1940, except to the extent such provisions are mandatory or prohibited under applicable Delaware law.

         (ii) file a post-effective amendment, using noncertified financial statements, within four to six months from the effective date of this Post Effective Amendment Number 16 with respect to Crown Cash Fund.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment number 17 to Registrant's registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Portland, State of Maine on November 30, 1998.


                                                       MONARCH FUNDS


                                                       By:    /s/ John Y. Keffer
                                                        ------------------------
                                                       John Y. Keffer, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on November 30, 1998.


(a)      Principal Executive Officer

         /s/ John Y. Keffer
           ---------------------------
         John Y. Keffer, Chairman and President

(b)      Principal Financial Officer


         /s/ Stacey E. Hong
          ----------------------------
         Stacey E. Hong, Treasurer


(c)      A majority of the Trustees

         /s/ John Y. Keffer
          ----------------------------
         John Y. Keffer, Trustee

         Rudolph I. Estrada, Trustee
         Maurice J. DeWald, Trustee
         Robert M. Franko, Trustee
         Jack J. Singer, Trustee

         By:/s/ John Y. Keffer
          -----------------------------
         John Y. Keffer, Attorney in fact*

         * Pursuant to powers of attorney filed as Other Exhibit (1) to this Registration Statement.

                                   SIGNATURES


On behalf of Core Trust (Delaware), being duly authorized, I have duly caused this amendment to the Registration Statement of Monarch Funds to be signed in the City of Portland, State of Maine on November 30, 1998.


                                                       CORE TRUST (DELAWARE)


                                                       By:    /s/ John Y. Keffer
                                                         -----------------------
                                                       John Y. Keffer, President


This amendment to the Registration Statement of Core Trust (Delaware) has been signed below by the following persons in the capacities indicated on November 30, 1998.


(a)      Principal Executive Officer
         /s/ John Y. Keffer
           ------------------------------------
         John Y. Keffer, Chairman and President

(b)      Principal Financial Officer

         /s/ Sara M. Morris
           ------------------------------------
         Sara M. Morris, Treasurer

(c)      A majority of the Trustees

         /s/ John Y. Keffer
           ------------------------------------
         John Y. Keffer, Chairman

         Costas Azariadis, Trustee
         J. Michael Parish, Trustee
         James C. Cheng, Trustee

         By:/s/ John Y. Keffer
          -------------------------------------
         John Y. Keffer, Attorney in fact*

          * Pursuant to powers of attorney filed as Other Exhibits (1) and (2) to this Registration Statement.

                                INDEX TO EXHIBITS



Exhibit


(6)(a) Form of Distribution Agreement between Registrant and Forum Fund Services, LLC dated as of the 1st day of January, 1999, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund.

(9)(b) Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC dated as of the 29th day of October, 1998, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund.

(9)(c)    Shareholder   Service   Agreement   between   Registrant   and   Forum
          Administrative Services, LLC, as amended June 1, 1998, relating to Treasury Cash Fund, Government Cash Fund and Cash Fund.

17        Financial Data Schedules

                                                                  Exhibit (6)(a)
                                  MONARCH FUNDS
                             DISTRIBUTION AGREEMENT


         AGREEMENT made as of the 1st day of January, 1999, by and between Monarch Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Forum Fund Services, LLC, a Delaware limited liability company with its principal office and place of business at Two Portland Square, Portland, Maine 04101 ("Distributor").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and may issue its shares of beneficial interest, no par value ("Shares") in separate series and classes; and

         WHEREAS, the Distributor is registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), as a broker-dealer and is engaged in the business of selling shares of registered investment companies either directly to purchasers or through other financial intermediaries;

         WHEREAS, the Trust offers shares in various series as listed in Appendix A hereto (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement being herein referred to as a "Fund," and collectively as the "Funds") and the Trust offers shares of various classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Trust in a Fund being herein referred to as a "Class," and collectively as the "Classes"); and

         WHEREAS, the Trust desires that the Distributor offer, as principal underwriter, the Shares of each Fund and Class thereof to the public and the Distributor is willing to provide those services on the terms and conditions set forth in this Agreement in order to promote the growth of the Funds and facilitate the distribution of the Shares;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Distributor do hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust hereby appoints the Distributor, and the Distributor hereby agrees, to act as distributor of the Shares for the period and on the terms set forth in this Agreement.

         (b) In connection therewith, the Trust has delivered to the Distributor copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended ("Securities Act"), or the 1940 Act ("Registration Statement"), (iii) the current prospectuses and statements of additional information of each Fund and Class thereof (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each current plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust ("Service Plan"); and (iv) all procedures adopted by the Trust with respect to the Funds (E.G., repurchase agreement procedures), and shall promptly furnish the Distributor with all amendments of or supplements to the foregoing. The Trust shall deliver to the Distributor a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Distributor and authorizing the execution and delivery of this Agreement.

         SECTION 2.  EXCLUSIVE NATURE OF DUTIES

         The Distributor shall be the exclusive representative of the Trust to act as distributor of the Funds except that the rights given under this Agreement to the Distributor shall not apply to: (i) Shares issued in connection with the merger, consolidation or reorganization of any other investment company or series or class thereof with a Fund or Class thereof; (ii) a Fund's acquisition by purchase or otherwise of all or substantially all of the assets or stock of any other investment company or series or class thereof; (iii) the reinvestment in Shares by a Fund's shareholders of dividends or other distributions; or (iv) any other offering by the Trust of securities to its shareholders (collectively "exempt transactions").

         SECTION 3.  OFFERING OF SHARES

         (a) The Distributor shall have the right to buy from the Trust the Shares needed to fill unconditional orders for unsold Shares of the Funds as shall then be effectively registered under the Securities Act placed with the Distributor by investors or selected dealers or selected agents (each as defined in Section 11 hereof) acting as agent for their customers or on their own behalf. Alternatively, the Distributor may act as the Trust's agent, to offer, and to solicit offers to subscribe to, unsold Shares of the Funds as shall then be effectively registered under the Securities Act. The Distributor will promptly forward all orders and subscriptions to the Trust. The price that the Distributor shall pay for Shares purchased from the Trust shall be the net asset value per Share, determined as set forth in Section 3(c) hereof, used in determining the public offering price on which the orders are based. Shares purchased by the Distributor are to be resold by the Distributor to investors at the public offering price, as set forth in Section 3(b) hereof, or to selected dealers or selected agents acting as agent for their customers that have entered into agreements with the Distributor pursuant to Section 11 hereof or acting on their own behalf. The Trust reserves the right to sell Shares directly to investors through subscriptions received by the Trust, but no such direct sales shall affect the sales charges due to the Distributor hereunder.

         (b) The public offering price of the Shares of a Fund, I.E., the price per Share at which the Distributor or selected dealers or selected agents may sell Shares to the public or to those persons eligible to invest in Shares as described in the applicable Prospectus, shall be the public offering price determined in accordance with the then currently effective Prospectus of the Fund or Class thereof under the Securities Act relating to such Shares. The public offering price shall not exceed the net asset value at which the Distributor, when acting as principal, is to purchase such Shares, plus, in the case of Shares for which an initial sales charge is assessed, an initial charge equal to a specified percentage or percentages of the public offering price of the Shares as set forth in the current Prospectus relating to the Shares. In the case of Shares for which an initial sales charge may be assessed, Shares may be sold to certain classes of persons at reduced sales charges or without any sales charge as from time to time set forth in the current Prospectus relating to the Shares. The Trust will advise the Distributor of the net asset value per Share at each time as the net asset value per Share shall have been determined by the Trust and at such other times as the Distributor may reasonably request.

         (c) The net asset value per Share of each Fund or Class thereof shall be determined by the Trust, or its designated agent, in accordance with and at the times indicated in the applicable Prospectus on each Fund business day in accordance with the method set forth in the Prospectus and guidelines established by the Trust's Board of Trustees (the "Board").

         (d) The Trust reserves the right to suspend the offering of Shares of a Fund or of any Class thereof at any time in the absolute discretion of the Board, and upon notice of such suspension the Distributor shall cease to offer Shares of the Funds or Classes thereof specified in the notice.

         (e) The Trust, or any agent of the Trust designated in writing to the Distributor by the Trust, shall be promptly advised by the Distributor of all purchase orders for Shares received by the Distributor and all subscriptions for Shares obtained by the Distributor as agent shall be directed to the Trust for acceptance and shall not be binding until accepted by the Trust. Any order or subscription may be rejected by the Trust; provided, however, that the Trust will not arbitrarily or without reasonable cause refuse to accept or confirm orders or subscriptions for the purchase of Shares. The Trust or its designated agent will confirm orders and subscriptions upon their receipt, will make appropriate book entries and, upon receipt by the Trust or its designated agent of payment thereof, will issue such Shares in certificated or uncertificated form pursuant to the instructions of the Distributor. The Distributor agrees to cause such payment and such instructions to be delivered promptly to the Trust or its designated agent.

         SECTION 4.  REPURCHASE OR REDEMPTION OF SHARES BY THE TRUST

         (a) Any of the outstanding Shares of a Fund or Class thereof may be tendered for redemption at any time, and the Trust agrees to redeem or repurchase the Shares so tendered in accordance with its obligations as set forth in the Organic Documents and the Prospectus relating to the Shares. The price to be paid to redeem or repurchase the Shares of a Fund of Class thereof shall be equal to the net asset value calculated in accordance with the provisions of Section 3(b) hereof less, in the case of Shares for which a deferred sales charge is assessed, a deferred sales charge equal to a specified percentage or percentages of the net asset value of those Shares as from time to time set forth in the Prospectus relating to those Shares or their cost, whichever is less. Shares of a Fund or Class thereof for which a deferred sales charge may be assessed and that have been outstanding for a specified period of time may be redeemed without payment of a deferred sales charge as from time to time set forth in the Prospectus relating to those Shares.

         (b) The Trust or its designated agent shall pay (i) the total amount of the redemption price consisting of the redemption price less any applicable deferred sales charge to the redeeming shareholder or its agent and (ii) except as may be otherwise required by the Rules of Fair Practice (the "Rules") of the National Association of Securities Dealers Regulation, Inc. (the "NASD") and any interpretations thereof, any applicable deferred sales charges to the Distributor in accordance with the Distributor's instructions on or before the fifth business day (or such other earlier business day as is customary in the investment company industry) subsequent to the Trust or its agent having received the notice of redemption in proper form.

         (c) Redemption of Shares or payment therefor may be suspended at times when the New York Stock Exchange is closed for any reason other than its customary weekend or holiday closings, when trading thereon is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of a Fund's net assets, or during any other period when the SEC so requires or permits.

         SECTION 5.  DUTIES AND REPRESENTATIONS OF THE DISTRIBUTOR

         (a) The Distributor shall use reasonable efforts to sell Shares of the Funds upon the terms and conditions contained herein and in the then current Prospectus. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of the Distributor to the Trust hereunder are not to be deemed exclusive, and nothing herein contained shall prevent the Distributor from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

         (b) In selling Shares of the Funds, the Distributor shall use its best efforts in all material respects duly to conform with the requirements of all federal and state laws relating to the sale of the Shares. None of the Distributor, any selected dealer, any selected agent or any other person is authorized by the Trust to give any information or to make any representations other than as is contained in a Fund's Prospectus or any advertising materials or sales literature specifically approved in writing by the Trust or its agents.

         (c) The Distributor shall adopt and follow procedures for the confirmation of sales to investors and selected dealers or selected agents, the collection of amounts payable by investors and selected dealers or selected agents on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the NASD.

         (d) The Distributor represents and warrants to the Trust that:

          (i) It is a limited liability company duly organized and existing and in good standing under the laws of the State of Delaware and it is duly qualified to carry on its business in the State of Maine;

          (ii) It is empowered under applicable laws and by its Operating Agreement to enter into and perform this Agreement;

          (iii) All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

          (iv)  It has  and  will  continue  to  have  access  to the  necessary
          facilities,   equipment  and  personnel  to  perform  its  duties  and
          obligations under this Agreement;

          (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Distributor, enforceable against the Distributor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

          (vi) It is registered under the 1934 Act with the SEC as a broker-dealer, it is a member in good standing of the NASD, it will abide by the rules and regulations of the NASD, and it will notify the Trust if its membership in the NASD is terminated or suspended; and

          (vii) The performance by the Distributor of its obligations hereunder does not and will not contravene any provision of its Operating Agreement.

         (e) Notwithstanding anything in this Agreement, including the Appendices, to the contrary, the Distributor makes no warranty or representation as to the number of selected dealers or selected agents with which it has entered into agreements in accordance with Section 11 hereof, as to the availability of any Shares to be sold through any selected dealer, selected agent or other intermediary or as to any other matter not specifically set forth herein.

         SECTION 6.  DUTIES AND REPRESENTATIONS OF THE TRUST

         (a) The Trust shall furnish to the Distributor copies of all financial statements and other documents to be delivered to shareholders or investors at least two Fund business days prior to such delivery and shall furnish the Distributor copies of all other financial statements, documents and other papers or information which the Distributor may reasonably request for use in connection with the distribution of Shares. The Trust shall make available to the Distributor the number of copies of the Funds' Prospectuses as the Distributor shall reasonably request.

         (b) The Trust shall execute any and all documents, furnish to the Distributor any and all information, otherwise use its best efforts to take all actions that may be reasonably necessary and cooperate with the Distributor in taking any action as may be necessary to register or qualify Shares for sale under the securities laws of the various states of the United States and other jurisdictions ("States") as the Distributor shall designate (subject to approval by the Trust); provided that the Distributor shall not be required to register as a broker-dealer or file a consent to service of process in any State and neither the Trust nor any Fund or Class thereof shall be required to qualify as a foreign corporation, trust or association in any State. Any registration or qualification may be withheld, terminated or withdrawn by the Trust at any time in its discretion. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such registration or qualification.

     (c) The Trust represents and warrants to the Distributor that:

     (i) It is a business trust duly organized and existing and in good standing under the laws of the State of Delaware;

     (ii) It is empowered under applicable laws and by its Organic Documents to enter into and perform this Agreement;

     (iii) All proceedings required by the Organic Documents have been taken to authorize it to enter into and perform its duties under this Agreement;

     (iv) It is an open-end management investment company registered with the SEC under the 1940 Act;

     (v) All Shares, when issued, shall be validly issued, fully paid and non-assessable;

     (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

     (vii) The performance by the Trust of its obligations hereunder does not and will not contravene any provision of its Organic Documents.

     (viii) The Registration statement is currently effective and will remain effective with respect to all Shares of the Funds and Classes thereof being offered for sale;

     (ix) The Registration Statement and Prospectuses have been or will be, as the case may be, prepared in conformity with the requirements of the Securities Act and the rules and regulations thereunder;

     (x) The Registration Statement and Prospectuses contain or will contain all statements required to be stated therein in accordance with the Securities Act and the rules and regulations thereunder; all statements of fact contained or to be contained in the Registration Statement or Prospectuses are or will be true and correct at the time indicated or on the effective date as the case may be; and neither the Registration Statement nor any Prospectus, when they shall become effective or be authorized for use, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares;

     (xi) It will from time to time file such amendment or amendments to the Registration Statement and Prospectuses as, in the light of then-current and then-prospective developments, shall, in the opinion of its counsel, be necessary in order to have the Registration Statement and Prospectuses at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of Shares ("Required Amendments");

     (xii) It shall not file any amendment to the Registration Statement or Prospectuses without giving the Distributor reasonable advance notice thereof; provided, however, that nothing contained in this Agreement shall in any way limit the Trust's right to file at any time such amendments to the Registration Statement or Prospectuses, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional; and

     (xiii) Any amendment to the Registration Statement or Prospectuses hereafter filed will, when it becomes effective, contain all statements required to be stated therein in accordance with the 1940 Act and the rules and regulations thereunder; all statements of fact contained in the Registration Statement or Prospectuses will, when be true and correct at the time indicated or on the effective date as the case may be; and no such amendment, when it becomes effective, will include an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares.

         SECTION 7.  STANDARD OF CARE

         (a) The Distributor shall use its best judgment and reasonable efforts in rendering services to the Trust under this Agreement but shall be under no duty to take any action except as specifically set forth herein or as may be specifically agreed to by the Distributor in writing. The Distributor shall not be liable to the Trust or any of the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Distributor's duties or obligations under this Agreement or by reason or the Distributor's reckless disregard of its duties and obligations under this Agreement.

         SECTION 8.  INDEMNIFICATION

         (a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

         After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

         (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if the Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

         (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

          (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

          (ii)  any  act  of,  or  omission   by,   Distributor   or  its  sales
          representatives that does not conform to the standard of care set forth in Section 7 of this Agreement ("Trust Claims").

         (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

         (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

         (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor

Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

         (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

         (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Operating Agreement or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Operating Agreement, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

         (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.

         SECTION 9.  NOTIFICATION BY THE TRUST

         The Trust shall advise the Distributor immediately: (i) of any request by the SEC for amendments to the Trust's Registration Statement or Prospectus or for additional information; (ii) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Trust's Registration Statement or any Prospectus or the initiation of any proceedings for that purpose; (iii) of the happening of any material event which makes untrue any statement made in the Trust's then current Registration Statement or Prospectus or which requires the making of a change in either thereof in order to make the statements therein not misleading; and (iv) of all action of the SEC with respect to any amendments to the Trust's Registration Statement or Prospectus which may from time to time be filed with the SEC under the 1940 Act or the Securities Act.

         SECTION 10.  COMPENSATION; EXPENSES

         (a) In consideration of the Distributor's services in connection with the distribution of Shares of each Fund and Class thereof, the Distributor shall receive: (i) any applicable sales charge assessed upon investors in connection with the purchase of Shares; (ii) from the Trust, any applicable contingent deferred sales charge ("CDSC") assessed upon investors in connection with the redemption of Shares; and (iii) from the Trust, the distribution service fees with respect to the Shares of those Classes as designated in Appendix A for which a Plan is effective (the "Distribution Fee"). The Distribution Fee shall be accrued daily by each applicable Fund or Class thereof and shall be paid monthly as promptly as possible after the last day of each calendar month but in any event on or before the fifth (5th) Fund business day after month-end, at the rate or in the amounts set forth in Appendix A and, as applicable, the Plans.

         (b) The Trust shall cause its transfer agent (the "Transfer Agent") to withhold, from redemption proceeds payable to holders of Shares of the Funds and the Classes thereof, all CDSCs properly payable by the shareholders in accordance with the terms of the applicable Prospectus and shall cause the Transfer Agent to pay such amounts over to the Distributor as promptly as possible after the settlement date for each redemption of Shares.

         (c) Except as specified in Sections 8 and 10(a), the Distributor shall be entitled to no compensation or reimbursement of expenses for the services provided by the Distributor pursuant to this Agreement.

         (d) The Trust shall be responsible and assumes the obligation for payment of all the expenses of the Funds, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of the Registration Statement and Prospectuses (including but not limited to the expense of setting in type the Registration Statement and Prospectuses and printing sufficient quantities for internal compliance, regulatory purposes and for distribution to current shareholders).

         (e) The Trust shall bear the cost and expenses (i) of the registration of the Shares for sale under the Securities Act; (ii) of the registration or qualification of the Shares for sale under the securities laws of the various States; (iii) if necessary or advisable in connection therewith, of qualifying the Trust, the Funds or the Classes thereof (but not the Distributor) as an issuer or as a broker or dealer, in such States as shall be selected by the Trust and the Distributor pursuant to Section 6(b) hereof; and (iv) payable to each State for continuing registration or qualification therein until the Trust decides to discontinue registration or qualification pursuant to Section 6(b) hereof. The Distributor shall pay all expenses relating to the Distributor's broker-dealer qualification.

         SECTION 11.  SELECTED DEALER AND SELECTED AGENT AGREEMENTS

         The Distributor shall have the right to enter into selected dealer agreements with securities dealers of its choice ("selected dealers") and selected agent agreements with depository institutions and other financial intermediaries of its choice ("selected agents") for the sale of Shares and to fix therein the portion of the sales charge, if any, that may be allocated to the selected dealers or selected agents; provided, that the Trust shall approve the forms of agreements with selected dealers or selected agents and shall review the compensation set forth therein. Shares of each Fund or Class thereof shall be resold by selected dealers or selected agents only at the public offering price(s) set forth in the Prospectus relating to the Shares. Within the United States, the Distributor shall offer and sell Shares of the Funds only to such selected dealers as are members in good standing of the NASD.

         SECTION 12.  CONFIDENTIALITY

         The Distributor agrees to treat all records and other information related to the Trust as proprietary information of the Trust and, on behalf of itself and its employees, to keep confidential all such information, except that the Distributor may:

         (i) prepare or assist in the preparation of periodic reports to shareholders and regulatory bodies such as the SEC;

         (ii) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information regarding investment companies; and

         (iii) release such other information as approved in writing by the Trust, which approval shall not be unreasonably withheld;

provided, however, that the Distributor may release any information regarding the Trust without the consent of the Trust if the Distributor reasonably believes that it may be exposed to civil or criminal legal proceedings for failure to comply, when requested to release any information by duly constituted authorities or when so requested by the Trust.

         SECTION 13.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to each Fund on the later of (i) the date first above written or (ii) the date on which the Trust's Registration Statement relating to Shares of the Fund becomes effective. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

         (b) This Agreement shall continue in effect with respect to a Fund for a period of one year from its effectiveness and thereafter shall continue in effect with respect to a Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Trustees of the Trust (I) who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) and
(II) with respect to each class of a Fund for which there is an effective Plan, who do not have any direct or indirect financial interest in any such Plan applicable to the class or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such approval.

         (c) This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund or, with respect to each class of a Fund for which there is an effective Plan, a majority of Trustees of the Trust who do not have any direct or indirect financial interest in any such Plan or in any agreements related to the Plan, on 60 days' written notice to the Distributor or (ii) by the Distributor on 60 days' written notice to the Trust.

         (d) This Agreement shall automatically terminate upon its assignment and upon the termination of the Distributor's membership in the NASD.

         (e) If the Trust shall not file a Required Amendment within fifteen days following receipt of a written request from the Distributor to do so, the Distributor may, at its option, terminate this Agreement immediately.

         (f) The obligations of Sections 5(d), 6(d), 8, 9 and 10 shall survive any termination of this Agreement.

         SECTION 14.  NOTICES

         Any notice required or permitted to be given hereunder by either party to the other shall be deemed sufficiently given if personally delivered or sent by telegram, facsimile or registered, certified or overnight mail, postage prepaid, addressed by the party giving such notice to the other party at the last address furnished by the other party to the party giving such notice, and unless and until changed pursuant to the foregoing provisions hereof each such notice shall be addressed to the Trust or the Distributor, as the case may be, at their respective principal places of business.

         SECTION 15.  ACTIVITIES OF THE DISTRIBUTOR

         Except to the extent necessary to perform the Distributor's obligations hereunder, nothing herein shall be deemed to limit or restrict the Distributor's right, or the right of any of the Distributor's employees, agents, officers or directors who may also be a trustee, officer or employee of the Trust, or affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 16.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Distributor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Distributor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 17.  MISCELLANEOUS

         (a) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

         (b) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

         (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of New York.

         (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (h) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

         (i) No affiliated person, employee, agent, officer or director of the Distributor shall be liable at law or in equity for the Distributor's obligations under this Agreement.

         (j) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

         (k)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers or persons, as of the day and year first above written.


                                  MONARCH FUNDS


                                  By:
                                      ______________________________________
                                         Maurice J. DeWald
                                          Trustee


                                  FORUM FUND SERVICES, LLC


                                  By:
                                      _____________________________________
                                         John Y. Keffer
                                          Director

                                  MONARCH FUNDS
                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                         FUNDS AND CLASSES OF THE TRUST
                              AS OF JANUARY 1, 1999



TREASURY CASH FUND:        Universal Shares
                                    Institutional Shares
                                    Investor Shares

GOVERNMENT CASH FUND:      Universal Shares
                                    Institutional Shares
                                    Investor Shares

CASH FUND:                          Universal Shares
                                    Institutional Shares
                                    Investor Shares


                               *    *    *    *    *


SHAREHOLDER SERVICE PAYMENTS PURSUANT TO THE SERVICE PLAN

         TREASURY CASH FUND -- INSTITUTIONAL CLASS AND INVESTOR CLASS GOVERNMENT CASH FUND-- INSTITUTIONAL CLASS AND INVESTOR CLASS CASH FUND-- INSTITUTIONAL CLASS AND INVESTOR CLASS

         0.20% of the average annual daily net assets of the Investor Class or Institutional Class, as applicable, represented by shares owned by investors for which the shareholder service agent maintains a servicing relationship.

DISTRIBUTION PAYMENTS PURSUANT TO THE PLAN

         TREASURY CASH FUND -- INVESTOR CLASS
         GOVERNMENT CASH FUND-- INVESTOR CLASS
         CASH FUND-- INVESTOR CLASS

         0.25% of the average annual daily net assets of the Investor Class represented by shares owned by investors for which the shareholder service agent maintains a servicing relationship.

                                                                  Exhibit (9)(b)
                                  MONARCH FUNDS
                            TRANSFER AGENCY AGREEMENT


         AGREEMENT made as of the 29th day of October, 1998 by and between Monarch Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Forum Shareholder Services, LLC, a Delaware limited liability company with its principal office and place of business at Two Portland Square, Portland, Maine 04101 ("Forum").

         WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and is authorized to divide those series into separate classes; and

         WHEREAS, the Trust offers shares in various series as listed in Appendix A hereto (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with
Section 13, being herein referred to as a "Fund," and collectively as the "Funds") and the Trust offers shares of various classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Trust in a Fund being herein referred to as a "Class," and collectively as the "Classes"); and

         WHEREAS, the Trust on behalf of the Funds desires to appoint Forum as its transfer agent and dividend disbursing agent and Forum desires to accept such appointment;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and Forum hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) Appointment. The Trust, on behalf of the Funds, hereby appoints Forum to act as, and Forum agrees to act as, (i) transfer agent for the authorized and issued shares of beneficial interest of the Trust representing interests in each of the respective Funds and Classes thereof ("Shares"), (ii) dividend disbursing agent and (iii) agent in connection with any accumulation, open-account or similar plans provided to the registered owners of shares of any of the Funds ("Shareholders") and set out in the currently effective prospectuses and statements of additional information (collectively "prospectus") of the applicable Fund, including, without limitation, any periodic investment plan or periodic withdrawal program.

         (b) Document Delivery. The Trust has delivered to Forum copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended ("1940 Act")(the "Registration Statement"), (iii) the Trust's current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each current plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust ("Service Plan"), and (v) all procedures adopted by the Trust with respect to the Funds (i.e., repurchase agreement procedures), and shall promptly furnish Forum with all amendments of or supplements to the foregoing. The Trust shall deliver to Forum a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing Forum and authorizing the execution and delivery of this Agreement.

         SECTION 2.  DUTIES OF FORUM

         (a) Services. Forum agrees that in accordance with procedures established from time to time by agreement between the Trust on behalf of each of the Funds, as applicable, and Forum, Forum will perform the following services:

         (i) provide the services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program) that are customary for open-end management investment companies including: (A) maintaining all
         Shareholder accounts, (B) preparing Shareholder meeting lists, (C) mailing proxies to Shareholders, (D) mailing Shareholder reports and prospectuses to current Shareholders, (E) withholding taxes on U.S. resident and non-resident alien accounts, (F) preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required by federal authorities with respect to distributions for Shareholders, (G) preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, (H) preparing and mailing activity statements for Shareholders, and (I) providing Shareholder account information;

         (ii) receive for acceptance orders for the purchase of Shares and promptly deliver payment and appropriate documentation therefor to the custodian of the applicable Fund (the "Custodian") or, in the case of Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interestholder recordkeeper for the master portfolios in which the Fund invests;

         (iii) pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

         (iv) receive for acceptance redemption requests and deliver the appropriate documentation therefor to the Custodian or, in the case of Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interestholder recordkeeper for the master portfolios in which the Fund invests;

         (v) as and when it receives monies paid to it by the Custodian with respect to any redemption, pay the redemption proceeds as required by the prospectus pursuant to which the redeemed Shares were offered and as instructed by the redeeming Shareholders;

         (vi)  effect   transfers  of   Shares  upon   receipt  of   appropriate
         instructions from Shareholders;

         (vii) prepare and transmit to Shareholders (or credit the appropriate Shareholder accounts) payments for all distributions declared by the Trust with respect to Shares;

         (viii) issue share certificates and replacement share certificates for those share certificates alleged to have been lost, stolen, or destroyed upon receipt by Forum of indemnification satisfactory to Forum and protecting Forum and the Trust and, at the option of Forum, issue replacement certificates in place of mutilated share certificates upon presentation thereof without requiring indemnification;

         (ix) receive from Shareholders or debit Shareholder accounts for sales commissions, including contingent deferred, deferred and other sales charges, and service fees (i.e., wire redemption charges) and prepare and transmit payments to underwriters, selected dealers and others for commissions and service fees received;

         (x) track shareholder accounts by financial intermediary source and otherwise as requested by the Trust and provide periodic reporting to the Trust or its administrator or other agent;

         (xi)  maintain   records  of  account  for  and   provide  reports  and
         statements to the Trust and Shareholders as to the foregoing;

         (xii) record the issuance of Shares of the Trust and maintain pursuant to Rule 17Ad-10(e) under the Securities Exchange Act of 1934, as amended ("1934 Act") a record of the total number of Shares of the Trust, each Fund and each Class thereof, that are authorized, based upon data provided to it by the Trust, and are issued and outstanding and provide the Trust on a regular basis a report of the total number of Shares that are authorized and the total number of Shares that are issued and outstanding; and

         (xiii) provide a system which will enable the Trust to calculate the total number of Shares of each Fund and Class thereof sold in each State.

         (b) Other Services. Forum shall provide the following additional services on behalf of the Trust and such other services agreed to in writing by the Trust and Forum:

         (i)  monitor  and  make   appropriate   filings  with  respect  to  the
         escheatment laws of the various states and territories of the United States; and

         (ii) receive and tabulate proxy  votes/oversee  the activities of proxy
         solicitation   firms  and   coordinate  the  tabulation  of  proxy  and
         shareholder meeting votes.

         (c) Blue Sky Matters. The Trust or its administrator or other agent (i) shall identify to Forum in writing those transactions and assets to be treated as exempt from reporting for each state and territory of the United States and for each foreign jurisdiction (collectively "States") and (ii) shall monitor the sales activity with respect to Shareholders domiciled or resident in each State. The responsibility of Forum for the Trust's State registration status is solely limited to the reporting of transactions to the Trust, and Forum shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Trust or its administrator or other agent.

         (d) Safekeeping. Forum shall establish and maintain facilities and procedures reasonably acceptable to the Trust for the safekeeping, control, preparation and use of share certificates, check forms, and facsimile signature imprinting devices. Forum shall establish and maintain facilities and procedures reasonably acceptable to the Trust for safekeeping of all records maintained by Forum pursuant to this Agreement.

         (e) Cooperation With Accountants. Forum shall cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

         (f) Responsibility for Compliance With Law. Except with respect to Forum's duties as set forth in this Section 2 and except as otherwise specifically provided herein, the Trust assumes all responsibility for ensuring that the Trust complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Trust. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

         SECTION 3. RECORDKEEPING

         (a) Predecessor Records. Prior to the commencement of Forum's responsibilities under this Agreement, if applicable, the Trust shall deliver or cause to be delivered over to Forum (i) an accurate list of Shareholders of the Trust, showing each Shareholder's address of record, number of Shares owned and whether such Shares are represented by outstanding share certificates and (ii) all Shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by Forum under this Agreement (collectively referred to as the "Materials"). The Trust shall on behalf of each applicable Fund or Class indemnify and hold Forum harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any error, omission, inaccuracy or other deficiency of the Materials, or out of the failure of the Trust to provide any portion of the Materials or to provide any information in the Trust's possession or control reasonably needed by Forum to perform the services described in this Agreement.

         (b) Recordkeeping. Forum shall keep records relating to the services to be performed under this Agreement, in the form and manner as it may deem advisable and as required by applicable law. To the extent required by Section 31 of the 1940 Act, and the rules thereunder, Forum agrees that all such records prepared or maintained by Forum relating to the services to be performed by Forum under this Agreement are the property of the Trust and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Trust on and in accordance with the Trust's request. The Trust and the Trust's authorized representatives shall have access to Forum's records relating to the services to be performed under this Agreement at all times during Forum's normal business hours. Upon the reasonable request of the Trust, copies of any such records shall be provided promptly by Forum to the Trust or the Trust's authorized representatives.

         (c) Confidentiality of Records. Forum and the Trust agree that all books, records, information, and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

         (d) Inspection of Records by Others. In case of any requests or demands for the inspection of the Shareholder records of the Trust, Forum will endeavor to notify the Trust and to secure instructions from an authorized officer of the Trust as to such inspection. Forum shall abide by the Trust's instructions for granting or denying the inspection; provided, however, that Forum may grant the inspection without instructions if Forum is advised by counsel to Forum that failure to do so will result in liability to Forum.

         SECTION 4.  ISSUANCE AND TRANSFER OF SHARES

         (a) Issuance of Shares. Forum shall make original issues of Shares of each Fund and Class thereof in accordance with the Trust's then current prospectus only upon receipt of (i) instructions requesting the issuance, (ii) a certified copy of a resolution of the Board authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such Shares, and (iv) an opinion of the Trust's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Trust of an appropriate notice with the SEC, as required by
Section 24 of the 1940 Act or the rules thereunder.  If the opinion described in
(iv) above is contingent upon a filing under Section 24 of the 1940 Act, the Trust shall indemnify Forum for any liability arising from the failure of the Trust to comply with that section or the rules thereunder.

         (b) Transfer of Shares. Transfers of Shares of each Fund and Class thereof shall be registered on the Shareholder records maintained by Forum. In registering transfers of Shares, Forum may rely upon the Uniform Commercial Code as in effect in the State of Delaware or any other statutes that, in the opinion of Forum's counsel, protect Forum and the Trust from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry, (iii) delaying registration for purposes of such inquiry or (iv) refusing registration whenever an adverse claim requires such refusal. As Transfer Agent, Forum will be responsible for delivery to the transferor and transferee of such documentation as is required by the Uniform Commercial Code.

         SECTION 5.  SHARE CERTIFICATES

         (a) Certificates. The Trust shall furnish to Forum a supply of blank share certificates of each Fund and Class thereof and, from time to time, will renew such supply upon Forum's request. Blank share certificates shall be signed manually or by facsimile signatures of officers of the Trust authorized to sign by the Organic Documents of the Trust and, if required by the Organic Documents, shall bear the Trust's seal or a facsimile thereof. Unless otherwise directed by the Trust, Forum may issue or register Share certificates reflecting the manual or facsimile signature of an officer who has died, resigned or been removed by the Trust.

         (b) Endorsement; Transportation. New Share certificates shall be issued by Forum upon surrender of outstanding Share certificates in the form deemed by Forum to be properly endorsed for transfer and satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. Forum shall forward Share certificates in "non-negotiable" form by first-class or registered mail, or by whatever means Forum deems equally reliable and expeditious. Forum shall not mail Share certificates in "negotiable" form unless requested in writing by the Trust and fully indemnified by the Trust to Forum's satisfaction.

         (c) Non-Issuance of Certificates. In the event that the Trust informs Forum that any Fund or Class thereof does not issue share certificates, Forum shall not issue any such share certificates and the provisions of this Agreement relating to share certificates shall not be applicable with respect to those Funds or Classes thereof.

         SECTION 6.  SHARE PURCHASES; ELIGIBILITY TO RECEIVE DISTRIBUTIONS

         (a) Purchase Orders. Shares shall be issued in accordance with the terms of a Fund's or Class' prospectus after Forum or its agent receives either:

         (i) (A) an instruction directing investment in a Fund or Class, (B) a check (other than a third party check) or a wire or other electronic payment in the amount designated in the instruction and (C), in the case of an initial purchase, a completed account application; or

         (ii) the information required for purchases pursuant to a selected dealer agreement, processing organization agreement, or a similar contract with a financial intermediary.

         (b) Distribution Eligibility. Shares issued in a Fund after receipt of a completed purchase order shall be eligible to receive distributions of the Fund at the time specified in the prospectus pursuant to which the Shares are offered.

         (c) Determination of Federal Funds. Shareholder payments shall be considered Federal Funds no later than on the day indicated below unless other times are noted in the prospectus of the applicable Class or Fund:

         (i)      for a wire received, at the time of the receipt of the wire;

         (ii) for a check drawn on a member bank of the Federal Reserve System, on the second Fund Business Day following receipt of the check; and

         (iv) for a check drawn on an institution that is not a member of the Federal Reserve System, at such time as Forum is credited with Federal Funds with respect to that check.

         SECTION 7.  FEES AND EXPENSES

         (a) Fees. For the services provided by Forum pursuant to this Agreement, the Trust, on behalf of each Fund, agrees to pay Forum the fees set forth in Clauses (i) and (ii) of Appendix B hereto. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to Forum such compensation as shall be payable prior to the effective date of termination.

         (b) Expenses. In connection with the services provided by Forum pursuant to this Agreement, the Trust, on behalf of each Fund, agrees to reimburse Forum for the expenses set forth in Appendix B hereto. In addition, the Trust, on behalf of the applicable Fund, shall reimburse Forum for all expenses and employee time (at 150% of salary) attributable to any review of the Trust's accounts and records by the Trust's independent accountants or any regulatory body outside of routine and normal periodic reviews. Should the Trust exercise its right to terminate this Agreement, the Trust, on behalf of the applicable Fund, shall reimburse Forum for all out-of-pocket expenses and employee time (at 150% of salary) associated with the copying and movement of records and material to any successor person and providing assistance to any successor person in the establishment of the accounts and records necessary to carry out the successor's responsibilities.

         (c) Payment. All fees and reimbursements are payable in arrears on a monthly basis and the Trust, on behalf of the applicable Fund, agrees to pay all fees and reimbursable expenses within five (5) business days following receipt` of the respective billing notice.

         SECTION 8.  REPRESENTATIONS AND WARRANTIES

         (a) Representations and Warranties of Forum. Forum represents and warrants to the Trust that:

          (i) It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

          (ii) It is duly qualified to carry on its business in the State of Maine.

          (iii) It is empowered under applicable laws and by its Article of Incorporation and Bylaws to enter into this Agreement and perform its duties under this Agreement.

          (iv) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement.

          (v) It has access to the necessary facilities, equipment, and personnel to perform its duties and obligations under this Agreement.

          (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Forum, enforceable against Forum in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

          (vii) It is registered as a transfer agent under Section 17A of the 1934 Act.

         (b) Representations and Warranties of the Trust. The Trust represents and warrants to Forum that:

          (i) It is a business trust duly organized and existing and in good standing under the laws of Delaware.

          (ii) It is empowered under applicable laws and by its Organic Documents to enter into this Agreement and perform its duties under this Agreement.

          (iii) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement.

          (iv) It is an open-end management investment company registered under the 1940 Act.

          (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

          (vi) A registration statement under the Securities Act is currently effective and will remain effective, and appropriate State securities law filings have been made and will continue to be made, with respect to all Shares of the Funds and Classes of the Trust being offered for sale.

         SECTION 9.  PROPRIETARY INFORMATION

         (a) Proprietary Information of Forum. The Trust acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals maintained by Forum on databases under the control and ownership of Forum or a third party constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to Forum or the third party. The Trust agrees to treat all Proprietary Information as proprietary to Forum and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided under this Agreement.

         (b) Proprietary Information of the Trust. Forum acknowledges that the Shareholder list and all information related to Shareholders furnished to Forum by the Trust or by a Shareholder in connection with this Agreement (collectively, "Customer Data") constitute proprietary information of substantial value to the Trust. In no event shall Proprietary Information be deemed Customer Data. Forum agrees to treat all Customer Data as proprietary to the Trust and further agrees that it shall not divulge any Customer Data to any person or organization except as may be provided under this Agreement or as may be directed by the Trust.

         SECTION 10.  INDEMNIFICATION

         (a) Indemnification of Forum. Forum shall not be responsible for, and the Trust shall on behalf of each applicable Fund or Class thereof indemnify and hold Forum harmless from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to:

         (i) all actions of Forum or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct;

          (ii) the Trust's lack of good faith or the Trust's gross negligence or willful misconduct;

          (iii) the reliance on or use by Forum or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Trust or any other person or firm on behalf of the Trust, including but not limited to any previous transfer agent or registrar;

          (iv) the reasonable reliance on, or the carrying out by Forum or its agents or subcontractors of, any instructions or requests of the Trust on behalf of the applicable Fund; and

          (v) the offer or sale of Shares in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any State that such Shares be registered in such State or in violation of any stop order or other determination or ruling by any federal agency or any State with respect to the offer or sale of such Shares in such State.

         (b) Indemnification of Trust. Forum shall indemnify and hold the Trust and each Fund or Class thereof harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributed to any action or failure or omission to act by Forum as a result of Forum's lack of good faith, gross negligence or willful misconduct with respect to the services performed under or in connection with this Agreement.

         (c) Reliance. At any time Forum may apply to any officer of the Trust for instructions, and may consult with legal counsel to the Trust or to Forum with respect to any matter arising in connection with the services to be performed by Forum under this Agreement, and Forum and its agents or subcontractors shall not be liable and shall be indemnified by the Trust on behalf of the applicable Fund for any action taken or omitted by it in reasonable reliance upon such instructions or upon the advice of such counsel. Forum, its agents and subcontractors shall be protected and indemnified in acting upon (i) any paper or document furnished by or on behalf of the Trust, reasonably believed by Forum to be genuine and to have been signed by the proper person or persons, (ii) any instruction, information, data, records or documents provided Forum or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Trust, and (iii) any authorization, instruction, approval, item or set of data, or information of any kind transmitted to Forum in person or by telephone, vocal telegram or other electronic means, reasonably believed by Forum to be genuine and to have been given by the proper person or persons. Forum shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Trust. Forum, its agents and subcontractors shall also be protected and indemnified in recognizing share certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Trust, and the proper countersignature of any former transfer agent or former registrar or of a co-transfer agent or co-registrar of the Trust.

         (d) Reliance on Electronic Instructions. If the Trust has the ability to originate electronic instructions to Forum in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event Forum shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by Forum from time to time.

         (e) Use of Fund/SERV and Networking. The Trust has authorized or in the future may authorize Forum to act as a "Mutual Fund Services Member" for the Trust or various Funds. Fund/SERV and Networking are services sponsored by the National Securities Clearing Corporation ("NSCC") and as used herein have the meanings as set forth in the then current edition of NSCC Rules and Procedures published by NSCC or such other similar publication as may exist from time to time. The Trust shall indemnify and hold Forum harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising directly or indirectly out of or attributed to any action or failure or omission to act by NSCC.

         (f) Notification of Claims. In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

         SECTION 11.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) Effectiveness. This Agreement shall become effective with respect to each Fund or Class on December 1, 1997. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

         (b) Duration. This Agreement shall continue in effect with respect to a Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust).

         (c) Termination. This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board on 60 days' written notice to Forum or (ii) by Forum on 60 days' written notice to the Trust. Any termination shall be effective as of the date specified in the notice. Upon notice of termination of this Agreement by either party, Forum shall promptly transfer to the successor transfer agent the original or copies of all books and records maintained by Forum under this Agreement including, in the case of records maintained on computer systems, copies of such records in machine-readable form, and shall cooperate with, and provide reasonable assistance to, the successor transfer agent in the establishment of the books and records necessary to carry out the successor transfer agent's responsibilities.

     (d) Survival. The obligations of Sections 7, 9 and 10 shall survive any termination of this Agreement.


         SECTION 12. ADDITIONAL FUNDS AND CLASSES. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement. Forum or the Trust may elect not to make and such series or classes subject to this Agreement.

         SECTION 13. ASSIGNMENT. Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations under this Agreement may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns. Forum may, without further consent on the part of the Trust, subcontract for the performance hereof with any entity, including affiliated persons of Forum; provided however, that Forum shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as Forum is for its own acts and omissions.

         SECTION 14. FORCE MAJEURE. Forum shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails or any transportation medium, communication system or power supply.

         SECTION 15. LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS, OFFICERS, EMPLOYEES AND AGENTS. The trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and Forum agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which Forum's rights or claims relate in settlement of such rights or claims, and not to the trustees of the Trust or the shareholders of the Funds.

         SECTION 16. TAXES. Forum shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Trust or any Shareholder or any purchase of Shares, excluding taxes assessed against Forum for compensation received by it under this Agreement.

         SECTION 17. MISCELLANEOUS

     (a) No Consequential Damages. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (b) Amendments. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

     (c) Choice of Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

     (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     (e) Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) Severability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (g) Headings. Section and paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices. Notices, requests, instructions and communications received by the parties at their respective principal addresses, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) Business Days. Nothing contained in this Agreement is intended to or shall require Forum, in any capacity hereunder, to perform any functions or duties on any day other than a Fund Business Day. Functions or duties normally scheduled to be performed on any day which is not a Fund Business Day shall be performed on, and as of, the next Fund Business Day, unless otherwise required by law.

     (j) Distinction of Funds. Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

     (k) Nonliability of Affiliates. No affiliated person (as that term is defined in the 1940 Act), employee, agent, director, officer or manager of Forum shall be liable at law or in equity for Forum's obligations under this Agreement.

     (l) Representation of Signatories. Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

                                       MONARCH FUNDS


                                        By:
                                            ______________________________
                                               Maurice J. DeWald
                                                Trustee


                                        FORUM SHAREHOLDER SERVICES, LLC


                                        By:
                                            ________________________________
                                               Lisa J. Weymouth
                                                 Director

                                  MONARCH FUNDS
                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                   APPENDIX A
                                FUNDS AND CLASSES
                             AS OF OCTOBER 29, 1998


                               TREASURY CASH FUND

                                Universal Shares
                              Institutional Shares
                                 Investor Shares


                              GOVERNMENT CASH FUND

                                Universal Shares
                              Institutional Shares
                                 Investor Shares


                                    CASH FUND

                                Universal Shares
                              Institutional Shares
                                 Investor Shares

                                  MONARCH FUNDS
                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                   APPENDIX B
                                FEES AND EXPENSES


(I) BASE FEE:

    Fees per Fund with      $12,000 plus $6,000 per each class above one plus,
    more than one Class

                            0.05% of the  Average  Annual  Daily
                            Net Assets attributable to the Universal Class,

                            0.20% of  the  Average  Annual  Daily   Net   Assets
                            attributable to the Institutional Class, and

                            0.20% of  the  Average  Annual  Daily   Net   Assets
                            attributable to the Investor Class.


         The rates set forth above shall remain fixed through December 31, 1998. On January 1, 1999, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable.

(II)     SHAREHOLDER ACCOUNT FEES:

         $120 per Shareholder account per year for the Universal Class. $24 per Shareholder account per year for the Institutional Class. $24 per Shareholder account per year for the Investor Class.

         Shareholder account fees are based upon the number of Shareholder accounts as of the last Fund Business Day of the prior month.

(III)    OUT-OF-POCKET AND RELATED EXPENSES

         The Trust, on behalf of the applicable Fund, shall reimburse Forum for all out-of-pocket and ancillary expenses in providing the services described in this Agreement, including but not limited to the cost of (or appropriate share of the cost of): (i) statement, confirmation, envelope and stationary stock, (ii) share certificates, (iii) printing of checks and drafts, (iv) postage, (v) telecommunications, (vi) banking services (DDA account, wire and ACH, check and draft clearing and lock box fees and charges), (vii) NSCC Mutual Fund Service Member fees and expenses, (viii) outside proxy solicitors and tabulators, (ix) proxy solicitation fees and (ix) microfilm and microfiche. In addition, any other expenses incurred by Forum at the request or with the consent of the Trust, will be reimbursed by the Trust on behalf of the applicable Fund.

                                                                  Exhibit (9)(c)
                                  MONARCH FUNDS
                          SHAREHOLDER SERVICE AGREEMENT

                             as Amended June 1, 1998


         SECTION 1.  APPOINTMENT

         In consideration of the services provided by Forum Administrative Services, LLC ("Forum") to the Trust as described herein, Monarch Funds (the "Trust") hereby appoints Forum as agent to perform the services for the period and on the terms set forth in this Agreement. Forum accepts such appointment and agrees to furnish the services described herein, in return for the compensation specified in Section 3 of this Agreement. Forum agrees to comply with all relevant provisions of the Investment Company Act of 1940, as amended (the "Act"), and the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder in performing the services described herein.

         SECTION 2.  SERVICE ACTIVITIES

         Forum shall perform, or arrange for the performance of certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by the Trust's transfer agent ("Shareholder Servicing Activities") of each class of shares of the Institutional class ("Institutional Shares") and Investor class ("Investor Shares") of Treasury Cash Fund, Government Cash Fund, and Cash Fund (the "Funds") listed in Appendix A hereto (each, a Share Class") of the various series of the trust (each, a "Fund")("Shareholder Servicing Activities") not otherwise provided by the Trust's transfer agent. Shareholder Servicing Activities include (i) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions; (iv) arranging for the wiring of funds; (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (vi) integrating periodic statements with other shareholder transactions; and (vii) providing such other related services as the shareholder may request.

         SECTION 3.  COMPENSATION

         As compensation for Forum's Shareholder Servicing Activities with respect to Institutional Shares and Investor Shares of each Share Class, the Trust shall pay Forum a fee at an annual rate of 0.20% of the average daily net assets of each Fund attributable to Institutional Shares and Investor Shares (the "Payments"). The Payments shall be accrued daily and paid monthly or at such other interval as the Trust's Board of Trustees ("Board") shall determine. A Share Class Institutional Shares and the Investor Shares of each Fund shall not directly or indirectly pay any amounts, whether Payments or otherwise, that exceed any applicable limits imposed by law or the National Association of Securities Dealers, Inc. The Trust hereby grants and transfers to Forum a general lien and security interest in any and all securities and other assets of a Fund now or hereafter maintained in an account at the Fund's custodian on behalf of the Fund, limited to the amount of any liability, to secure any amounts owed Forum by the Fund under this Agreement.

         SECTION 4.  SERVICE AGREEMENTS

         Forum is authorized to enter into shareholder service agreements ("Servicing Agreements") pursuant to which financial institutions or other persons who service shareholder accounts ("Service Providers") would perform Shareholder Servicing Activities, Forum may pay any or all amounts of the Payments to the service providers for any service activity described in Section
2. To the extent practicable, each Agreement shall contain a representation by the Service Provider that any compensation payable to the Service Provider in connection with the investment in Institutional Shares or Investor Shares of a Fund a Share Class of the assets of its customers (i) will be disclosed by the Service Provider to its customers if required by law, (ii) will be authorized by its customers if customer authorization is required, and (iii) will not result in an excessive fee to the Service Provider.

         SECTION 5.  DURATION; TERMINATION AND AMENDMENT

         With respect to Institutional Shares and Investor Shares of a Fund:

         (a) This Agreement shall remain in effect for a period of one year from the date of its effectiveness, unless earlier terminated in accordance with this Section, and thereafter shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees").

         (b) This Agreement may be terminated without penalty at any time (i) by a vote of a majority of the Board and a majority of the Disinterested Trustees or (ii) by Forum.

         (c) Any amendment to this Agreement shall be effective only upon the approval of the Board and a majority of the Disinterested Trustees.

         SECTION 6.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and Forum agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Forum's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 7.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of any Fund or Share Class thereby affected.

         (b) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (c) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (d) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (e) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

         (f) The term "interested person" shall have the meaning ascribed thereto in the Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day first above written.


                                             MONARCH FUNDS


                                             ____________________________
                                             Maurice J. DeWald
                                              Trustee


                                             FORUM ADMINISTRATIVE SERVICES, LLC


                                             _____________________________
                                             David I. Goldstein
                                              Director

                                  MONARCH FUNDS
                          SHAREHOLDER SERVICE AGREEMENT


                                   APPENDIX A


                  Fund                             Share Class
                  ----                             -----------
                  Treasury Fund                    Institutional Shares
                                                   Investor Shares
                  Government Cash Fund             Institutional Shares
                                                   Investor Shares
                  Cash Fund                        Institutional Shares
                                                   Investor Shares